UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SONO GROUP N.V.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

July     , 2025

Dear Shareholders:

You are cordially invited to attend our 2025 Annual General Meeting of Shareholders (the “2025 Annual Meeting”) at 2:00 p.m. Central European Summer Time, on August 13, 2025, at the offices of DLA Piper Nederland N.V. at Prinses Amaliaplein 3, 1077 XS Amsterdam, the Netherlands.

The Notice of Annual General Meeting of Shareholders and the Proxy Statement accompanying this letter describe the matters to be presented at the 2025 Annual Meeting. Shareholders of record and holders of valid proxies may submit questions regarding the agenda items ahead of the 2025 Annual Meeting. Questions must be delivered to ir@sonomotors.com no later than 12:00 p.m. Central European Summer Time on August 6, 2025. Members of our Management Board will try to answer these questions during the 2025 Annual Meeting. The answers to shareholder questions will be included in the minutes of the 2025 Annual Meeting, which will be published on the Company’s website (https://sonomotors.com) as soon as possible after the 2025 Annual Meeting.

Your vote is very important. Whether or not you plan to attend the 2025 Annual Meeting and regardless of the number of shares you hold, please carefully review the accompanying proxy materials and cast your vote. You may vote your shares over the Internet, by telephone or by completing, signing, dating, and mailing the accompanying proxy card in the return envelope no later than 12:00 p.m. Central European Summer Time on August 6, 2025. If you mail the proxy card within the United States, no additional postage is required. Submitting your vote online, by telephone or by proxy card will not affect your right to vote in person if you decide to attend the 2025 Annual Meeting, provided that you have notified us of your intention to attend the meeting no later than 12:00 p.m. Central European Summer Time on August 6, 2025. If your shares are held in street name (i.e., held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares and you will have the option to cast your vote in the manner provided in the voting instructions. To be sure that your vote is received in time, I urge you to promptly cast your vote by your choice of available means.

Thank you for your support.

Sincerely,

George O’Leary

Chief Executive Officer and Managing Director

Sono Group N.V.

Waldmeisterstraße 93, 80935

Munich, Germany

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held Wednesday, August 13, 2025

Notice is hereby given that the 2025 Annual General Meeting of Shareholders (the “2025 Annual Meeting”) of Sono Group N.V., a public company with limited liability (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company,” “we,” “our,” or “us”), will be held on August 13, 2025, at 2:00 p.m. Central European Summer Time, at the offices of DLA Piper Nederland N.V. at Prinses Amaliaplein 3, 1077 XS Amsterdam, the Netherlands.

The agenda for the 2025 Annual Meeting is as follows:

I.	Opening and Announcements

II.	Discussion of the Company’s Annual Report on Form 10-K for the financial year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 17, 2025 (the “Annual Report on Form 10-K”) (for discussion only)

III.	Appropriation of the financial result for the financial year ended December 31, 2024, as set forth in the Annual Report on Form 10-K (for discussion only).

IV.	Release from liability of the members of our management board (the “Management Board”) and our supervisory board (the “Supervisory Board”) in connection with the exercise of their duties in 2024 (Voting Proposal No. 1)

V.	Appointment of Grassi & Co., CPAs, P.C. (“Grassi & Co.”) as our independent registered public accounting firm for the financial year ending December 31, 2025 (Voting Proposal No. 2)

VI.	Authorisation of the Supervisory Board to issue additional Ordinary Shares, par value €0.02 per share, of the Company (“Ordinary Shares”) and additional High Voting Shares, par value €0.50 per share, of the Company (“High Voting Shares” and together with the Ordinary Shares, “Shares”) and/or grant rights to subscribe for such additional Ordinary Shares and such additional High Voting Shares (Voting Proposal No. 3)

VII.	Authorisation of the Supervisory Board to exclude or limit pre-emption rights upon any issuance of additional Ordinary Shares or additional High Voting Shares and/or any grant of rights to subscribe for such additional Ordinary Shares or such additional High Voting Shares (Voting Proposal No. 4)

VIII.	Authorisation of the Management Board to acquire Ordinary Shares, High Voting Shares and preferred shares, nominal value €300 per share (“Preferred Shares”), in the issued share capital of the Company (Voting Proposal No. 5)

IX.	Approval of the cancellation of all or a portion of the Ordinary Shares, High Voting Shares and Preferred Shares in the issued share capital of the Company, held by the Company in treasury (“Treasury Shares”) (Voting Proposal No. 6)

X.	Approval of an amendment to our Articles of Association to remove certain equity and voting restrictions and authorisation to implement such amendment (Voting Proposal No. 7)

XI.	Any other business that may properly come before the meeting or any adjournment of the meeting

XII.	Closing

Our Supervisory Board recommends that you vote “FOR” each of the voting proposals noted above.

Several of the agenda items above are presented to the 2025 Annual Meeting because the Company is organized under the laws of the Netherlands. Several matters that are within the authority of the Supervisory Board under the corporate laws of most U.S. states require shareholder approval under Dutch law. Additionally, Dutch corporate governance provisions require certain discussion topics for an annual general meeting of shareholders upon which shareholders do not vote.

The Supervisory Board has fixed the close of business Central European Summer Time on July 16, 2025 as the record date for the 2025 Annual Meeting and, therefore, only shareholders of record (“Registered Shareholders”) at the close of business, Central European Summer Time on July 16, 2025 are entitled to receive this notice and to vote at the 2025 Annual Meeting and any adjournment thereof.

Only Registered Shareholders who have given notice in writing to the Company by 12:00 p.m. Central European Summer Time on August 6, 2025 of their intention to attend the 2025 Annual Meeting are entitled to attend the 2025 Annual Meeting in person. The conditions for attendance at the 2025 Annual Meeting are as follows:

•	Registered Shareholders must (i) notify the Company in writing of their intention to attend the 2025 Annual Meeting in person by submitting their name and the number of registered shares held by them through the Company’s email address at ir@sonomotors.com no later than 12:00 p.m. Central European Summer Time on August 6, 2025, and (ii) bring a form of personal picture identification to the 2025 Annual Meeting; and

•	Holders of shares held in street name (“Beneficial Holders”) must have their financial intermediary, agent or broker with whom the shares are on deposit issue a proxy to them that confirms they are authorised to participate in and vote at the 2025 Annual Meeting. These Beneficial Holders must (i) notify the Company of their intention to attend the 2025 Annual Meeting by submitting their name and the number of shares beneficially owned by them through the Company’s email address at ir@sonomotors.com no later than 12:00 p.m. Central European Summer Time on August 6, 2025, (ii) bring an account statement or a letter from the record holder indicating that the Beneficial Holder owned the shares as of the record date of the 2025 Annual Meeting, (iii) bring the proxy issued to them by their financial intermediary to the 2025 Annual Meeting and (iv) bring a form of personal picture identification to the 2025 Annual Meeting.

The matters to be considered at the 2025 Annual Meeting are more fully described in the Proxy Statement attached to this notice. The 2025 Annual Meeting is an important event in our corporate calendar and provides an opportunity to engage with shareholders and for shareholders to pass the necessary resolutions for the conduct of the business and affairs of the Company.

Whether or not you plan to attend the 2025 Annual Meeting in person, please vote online prior to the 2025 Annual Meeting. You also may vote by telephone or by submitting a proxy card by mail prior to the 2025 Annual Meeting. If your shares are held in street name, please follow the instructions you receive from your bank, broker or other nominee to vote your shares. If you are submitting a proxy card by mail, you do not need to affix postage to the enclosed reply envelope if you mail it within the United States.

All shareholders are extended an invitation to attend the 2025 Annual Meeting.

By Order of the Supervisory Board,

David Dodge

Chairperson of the Supervisory Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING TO BE HELD ON AUGUST 13, 2025: Our Proxy Statement is enclosed. Financial and other information concerning Sono Group N.V. is contained in our Annual Report on Form 10-K as well as our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, which are available on the SEC’s website at www.sec.gov and on our website at https://sonomotors.com. A complete set of proxy materials relating to our 2025 Annual Meeting, consisting of the Notice of Annual General Meeting of Shareholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K, is available on the Internet and may be viewed at

 i

SONO GROUP N.V.

Waldmeisterstraße 93, 80935

Munich, Germany

PROXY STATEMENT
FOR THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on August 13, 2025, at 2:00 p.m., Central European Summer Time

This proxy statement (this “Proxy Statement”), which includes the explanatory notes to the agenda for the 2025 Annual General Meeting of Shareholders (the “2025 Annual Meeting”) and the accompanying proxy card, are being furnished with respect to the solicitation of proxies by the supervisory board (the “Supervisory Board”) of Sono Group N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Company,” “we,” “our,” or “us”), for the 2025 Annual Meeting. The 2025 Annual Meeting will be held at 2:00 p.m., Central European Summer Time on August 13, 2025, and at any adjournment thereof, at the offices of DLA Piper Nederland N.V. located at Prinses Amaliaplein 3, 1077 XS Amsterdam, the Netherlands.

This Proxy Statement and the accompanying Notice of Annual General Meeting of Shareholders and proxy card are first being made available to our shareholders on or about July 16, 2025.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING and PROXY MATERIALS

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by our Supervisory Board of proxies to be voted at the 2025 Annual Meeting.

What am I voting on and how does the Supervisory Board recommend I vote?

You will be voting on the following proposals. After careful consideration, the Supervisory Board unanimously recommends that Registered Shareholders vote as follows:

(1)	Voting Proposal No. 1: “FOR” release from liability of the members of the Management Board and Supervisory Board.
(2)	Voting Proposal No. 2: “FOR” appointment of Grassi & Co. as independent registered public accounting firm of the Company for the financial year 2025.
(3)	Voting Proposal No. 3: “FOR” authorisation of the Supervisory Board to issue additional Ordinary Shares and additional High Voting Shares and/or grant rights to subscribe for such additional Ordinary Shares and such additional High Voting Shares.
(4)	Voting Proposal No. 4: “FOR” authorisation of the Supervisory Board to exclude or limit pre-emption rights upon any issuance of additional Ordinary Shares or additional High Voting Shares and/or any grant of rights to subscribe for such additional Ordinary Shares or such additional High Voting Shares.
(5)	Voting Proposal No. 5: “FOR” authorisation of the Management Board to acquire Ordinary Shares, High Voting Shares and Preferred Shares in the issued share capital of the Company.
(6)	Voting Proposal No. 6: “FOR” approval of the cancellation of all or a portion of the Treasury Shares.
(7)	Voting Proposal No. 7: “FOR” approval of an amendment to our articles of association (the “Articles of Association”) to remove certain equity and voting restrictions.

Who may vote at the 2025 Annual Meeting?

If you are a holder of record of our Ordinary Shares or High Voting Shares, or if you hold Ordinary Shares in street name at the close of business Eastern Time on July 16, 2025 (the “Record Date”), you are entitled to receive notice of and to vote at the 2025 Annual Meeting and any adjournment thereof. We expect that we will have approximately 1,424,186 Ordinary Shares and 40,000 High Voting Shares issued and outstanding as of the Record Date. We have no other securities entitled to vote at the 2025 Annual Meeting. Each Ordinary Share is entitled to cast one vote on each voting proposal. Each High Voting Share is entitled to cast 25 votes on each voting proposal. There is no cumulative voting.

What are the quorum requirements for the 2025 Annual Meeting?

There are no quorum requirements for the 2025 Annual Meeting.

What vote is required for the approval of each proposal at the 2025 Annual Meeting?

Voting Proposals No. 1-3, 5-7: Each matter proposed by the Supervisory Board, other than the proposal for the authorisation of the Supervisory Board to exclude or limit pre-emption rights upon any issuance of Ordinary Shares or High Voting Shares and any grant of rights to subscribe for Ordinary Shares or High Voting Shares (Voting Proposal No. 4), shall be adopted by a simple majority of the Ordinary Shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote. Abstentions, “blank votes”, “broker non-votes” and invalid votes are not considered votes cast.

Voting Proposal No. 4: If less than half of the issued capital is represented, the authorisation of the Supervisory Board to exclude or limit pre-emption rights upon any issuance of Ordinary Shares or High Voting Shares and any grant of rights to subscribe for Ordinary Shares or High Voting Shares can only be adopted by a majority of at least two-thirds of the votes cast. If more than half of the issued capital is represented, a simple majority is sufficient to adopt this proposal.

What is the difference between being a holder of record of shares and holding shares in “street name”?

A holder of record holds shares in its name. Shares held in “street name” refers to shares that are held in the name of a bank, broker or other nominee on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your Ordinary Shares are held by a bank, broker or other nominee, you are considered the “beneficial owner” of those Ordinary Shares held in “street name.” If your Ordinary Shares are held in street name, these proxy materials will be provided to you by your bank, broker or other nominee, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares, and the bank, broker or other nominee is required to vote your shares in accordance with your instructions. There are no High Voting Shares currently held in “street name.”

How can I vote my Ordinary Shares and High Voting Shares?

If you are a Registered Shareholder of Shares at the close of business on the Record Date, you may vote as follows:

•	By Internet. Access the website of the Company’s meeting provider, Broadridge Financial Solutions, at: , using the voter control number printed on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed.

•	By Telephone. Call +1-[( )- - ] (toll-free) and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed. You must have the control number that is included on the proxy card when voting.

•	By Mail. Complete, sign and mail your proxy card in the enclosed postage prepaid envelope to the address provided. Your shares will be voted in accordance with your instructions. If you choose to vote by telephone or by Internet, you do not have to return your proxy card.

•	In Person at the Meeting. If you are a Registered Shareholder and you wish to attend the 2025 Annual Meeting in person, you must (i) notify the Company in writing at ir@sonomotors.com of your intention to attend the 2025 Annual Meeting, stating your name and the number of registered shares you hold, by no later than 12:00 p.m. Central European Summer Time on August 6, 2025 and (ii) bring a form of personal picture identification to the 2025 Annual Meeting. Failure to comply with these requirements may preclude you from being admitted to the 2025 Annual Meeting. Directions to the 2025 Annual Meeting are available by contacting Investor Relations at our principal executive offices, located at Waldmeisterstraße 93, 80935 Munich, Germany, or ir@sonomotors.com.

If your Ordinary Shares are held in street name at the close of business on the Record Date:

•	Your bank, broker or other holder of record will provide you with a voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker or other holder of record to see which options are available to you. However, since you are not a Registered Shareholder, you may not vote your shares in person at the 2025 Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee.

Please ensure that you vote in advance of the 2025 Annual Meeting by Internet, by telephone or by mail, in accordance with the instructions above. To be sure that your vote will be received in time (and no later than 12:00 p.m. Central European Summer Time on August 6, 2025), please cast your vote by your choice of available means at your earliest convenience. Even if you plan to attend the 2025 Annual Meeting in person, we encourage you to vote your shares by Internet or by telephone.

Can I change my vote?

Even if you cast your vote by executing and delivering your proxy card, you retain the right to revoke and change your vote prior to the 2025 Annual Meeting. If you are a Registered Shareholder of Shares at the close of business on the Record Date, you may change your vote by doing any one of the following:

(1)	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 12:00 p.m. Central European Summer Time on August 6, 2025.

(2)	You must notify us of your intention to revoke your proxy no later than 12:00 p.m. Central European Summer Time on August 6, 2025. Such revocation may be effected in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of Investor Relations at the address of our principal executive offices or by email at ir@sonomotors.com.

(3)	Attend the 2025 Annual Meeting in person and vote as instructed above.

If your Ordinary Shares are held in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Unless so revoked, the Ordinary Shares represented by a proxy, if timely received, will be voted in accordance with the directions given therein.

If the 2025 Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the 2025 Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the 2025 Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn).

How do I vote by proxy?

The Ordinary Shares and High Voting Shares represented by a valid proxy that is timely delivered will be voted at the 2025 Annual Meeting in accordance with the instructions of the shareholder. You may vote “FOR” or “AGAINST” or “ABSTAIN” from each of the voting proposals.

What does it mean to “ABSTAIN” from a vote?

An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstentions are not considered votes cast.

What happens if I do not vote or if I return a proxy card or otherwise vote without giving specific voting instructions?

If you do not vote by completing and returning the enclosed proxy card, through the Internet, by telephone, or by voting in person at the 2025 Annual Meeting, your Ordinary Shares and any High Voting Shares you hold will not be voted. A failure to vote means your Shares will not be counted for the purpose of determining the number of votes cast and will have no effect on the outcome of the proposals.

If you return a signed and dated proxy card or otherwise vote but without marking voting selections, your Shares will not be counted for the purpose of determining the number of votes cast and will have no effect on the outcome of the proposals.

If my Ordinary Shares are held in street name, will my bank, broker or other nominee automatically vote my shares for me?

If you hold your shares in street name, your broker, bank or other nominee cannot vote your Ordinary Shares on non-routine matters, such as the amendment to our Articles of Association, without instructions from you. You should therefore instruct your broker, bank or other nominee as to how to vote your shares, following the directions from your broker, bank or other nominee provided to you. Please check the voting form used by your broker, bank or other nominee.

If you do not provide your broker, bank or other nominee with instructions and your broker, bank or other nominee submits an unvoted proxy with respect to a proposal that is a non-routine matter, this will be considered to be a “broker non-vote” and your Ordinary Shares will not be counted for the purpose of determining the number of votes cast and will have no effect on the outcome of that proposal. However, your broker, bank or other nominee is entitled to vote shares held for a beneficial owner on routine matters, such as the approval of the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those Ordinary Shares, in which case your Ordinary Shares will count for purposes of determining the number of votes cast with respect to that proposal.

Beneficial owners of Ordinary Shares held through a broker, bank or other nominee may not vote the underlying shares at the 2025 Annual Meeting, unless they first obtain a signed “legal proxy” from the broker, bank or other nominee through which you beneficially own your shares.

What are Broker Non-Votes?

“Broker non-votes” are shares represented at the 2025 Annual Meeting held by brokers, bankers, or other nominees (i.e., in “street name”) that are not voted on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, brokerage firms may vote to ratify the selection of independent auditors and on other “discretionary” or “routine” items. In contrast, brokerage firms may not vote to approve amendments to our Articles of Association, because those proposals are considered “non-discretionary” items. Accordingly, if you do not instruct your broker how to vote your Ordinary Shares on “non-discretionary” matters, your broker will not be permitted to vote your Ordinary Shares on these matters.

Who is soliciting proxies for the 2025 Annual Meeting, and who is paying for this proxy solicitation?

The Supervisory Board is soliciting your proxy, and the Company will bear the cost of this solicitation of proxies. This includes the charges and expenses for preparation, assembly, printing, mailing, and distribution of this Proxy Statement and the related proxy materials. Morrow Sodali, a proxy solicitor, has been retained to assist the Company in the solicitation of proxies for the 2025 Annual Meeting, and the Company will pay Morrow Sodali $15,000, plus reimbursement for its reasonable out-of-pocket expenses, and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. Proxies may be solicited by mail, personal interview, e-mail, telephone, or via the Internet by Morrow Sodali, or, without any additional compensation, by certain of the Company’s directors, officers and employees.

We will ask banks, brokers and other institutions, nominees and fiduciaries holding Ordinary Shares beneficially owned by others to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to our shareholders.

How are votes counted?

Broadridge Financial Solutions will tabulate the votes submitted by proxy, by Internet or by telephone prior to the cut-off time as described in this Proxy Statement. The Chair of the 2025 Annual Meeting will tabulate the votes validly cast at the 2025 Annual Meeting by those present at the meeting, if any. These tabulations will be provided to the Company.

Where can I find the voting results?

The preliminary voting results will be announced at the 2025 Annual Meeting. The final results will be disclosed in a Current Report on Form 8-K, which we will file with the SEC as soon as practicable after the 2025 Annual Meeting.

Whom should I contact if I have any questions about the proposals, the 2025 Annual Meeting or voting?

If you are a Registered Shareholder and have any questions about the proposals or the 2025 Annual Meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this Proxy Statement or the enclosed proxy card, you should contact Morrow Sodali, our proxy solicitor, by calling +1 (800) 662-5200 (tollfree), or banks and brokers can call +1 (203) 658-9400, or by emailing SEVCF@investor.sodali.com.

If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

VOTING PROPOSAL NO. 1
RELEASE FROM LIABILITY OF THE MEMBERS OF OUR MANAGEMENT BOARD AND SUPERVISORY BOARD

At the 2025 Annual Meeting, as is customary for companies organized under Dutch Law, our Registered Shareholders will be asked to discharge each member of our Management Board and our Supervisory Board in office during the financial year ended December 31, 2024 from all liability with respect to the exercise of their respective duties during that year.

The scope of this release from liability extends to the exercise of the respective duties of the members of our Management Board and Supervisory Board, to the extent the exercise of such duties is apparent from the Annual Report Form 10-K or other public disclosures made by the Company prior to the 2025 Annual Meeting. Therefore, this release does not apply to matters that were not previously disclosed to our shareholders. This release is also subject to the provisions of Dutch law relating to directors’ liability in the event of bankruptcy (faillissement), suspension of payments (surséance van betaling), or a restructuring under the Act on the Confirmation of Private Restructuring Plans (herstructurering onder de Wet Homologatie Onderhands Akkoord or WHOA).

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

BOARD RECOMMENDATION

The Supervisory Board unanimously recommends that shareholders vote “FOR” the release from liability of the members of our Management Board and Supervisory Board in office during the financial year ended December 31, 2024 in relation to the exercise of their duties during our financial year ended December 31, 2024, to the extent the exercise of such duties is apparent from the Annual Report Form 10-K or other public disclosures made by the Company prior to the 2025 Annual Meeting.

VOTING PROPOSAL NO. 2
APPOINTMENT OF GRASSI & CO. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR fiNANCIAL YEAR 2025

For the financial year ending December 31, 2025, the Audit Committee of our Supervisory Board (the “Audit Committee”) has selected Grassi & Co., CPAs, P.C. (“Grassi & Co.”) to serve as our independent registered public accounting firm for purposes of auditing our consolidated financial statements prepared in accordance with accounting principles generally accepted in the U.S as reported pursuant to U.S. law, including in relation to the Company’s annual report on Form 10-K to be filed with the SEC for the financial year 2025. As required by Dutch law, shareholder approval must be obtained for the selection of Grassi & Co. to serve as our auditor and independent registered public accounting firm.

We do not expect that representatives of Grassi & Co. will be present at the 2025 Annual Meeting and, accordingly, such representatives will not be available to answer appropriate questions or to make a statement during the meeting. If representatives of Grassi & Co. were to attend the 2025 Annual Meeting, they would have the opportunity to make a statement if they desire to do so.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. We do not believe that any relationships exist which would interfere with Grassi & Co.’s independence.

Change of Auditors in First Quarter 2023

As previously reported in the Company’s Current Report on Form 6-K filed with the SEC on February 22, 2024 (the “February 22, 2024 Current Report”), on February 26, 2024, the Audit Committee approved the engagement of Grassi & Co. as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2023, effective immediately, which appointment was ratified by the shareholders at our 2024 annual general meeting of shareholders held on July 31, 2024 (the “2024 Annual Meeting”). PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft (“PwC”) previously served as the Company’s independent registered public accounting firm since 2020. On January 31, 2023, PwC declined to stand for re-appointment to serve as the independent registered public accounting firm for the audit of the Company’s financial statements for the financial year ended December 31, 2023. The decision was not a result of any disagreement between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The reports of PwC on the Company’s financial statements as of and for the financial years ended December 31, 2022 and 2021 filed with the SEC did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s report included a substantial doubt about the Company’s ability to continue as a going concern (i) with respect to PwC’s audit of the Company’s consolidated financial statements as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 and (ii) with respect to PwC’s audit of the Company’s consolidated financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021.

During the financial years ended December 31, 2022 and 2021, and in the subsequent interim period through the date of the February 22, 2024 Current Report, there were no disagreements (as defined in Item 16F(a)(1)(iv) to Form 20-F and the related instructions thereto) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement(s) in its reports on the consolidated financial statements for such years, and there were no “reportable events” within the meaning of Item 16F(a)(1)(v) of Form 20-F.

Principal Accountant Fees and Services

On February 26, 2024, Grassi & Co., Jericho, New York, PCAOB ID: 606, was appointed as our independent registered public accounting firm for the financial year ended December 31, 2023. The following table presents fees for professional services rendered by Grassi & Co. for the financial years ended December 31, 2024 and December 31, 2023:

	2024	2023
	($ in millions)
Audit Fees(1)	$0.5	$0.8
Audit Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$0.5	$0.8

(1)	“Audit Fees” include fees associated with the annual audit, consultations on various accounting issues, performance of local statutory audits and comfort letters and review of offering documents filed with the SEC.
(2)	“Audit Related Fees” include fees for professional services rendered by the principal accountant and not included under the prior category. These services include, among others, fees relating to the issuance of limited assurance and other review reports in connection with our offering of securities.
(3)	“Tax Fees” include fees for professional services rendered by the principal accountant for tax compliance, advice and planning.
(4)	“All Other Fees” include fees for products and services provided by the principal accountant, other than Audit Fees and Audit-Related Fees.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. These policies generally provide that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. The Audit Committee approved all of the services described above and determined that the provision of such services is compatible with maintaining the independence of Grassi & Co.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

BOARD RECOMMENDATION

The Supervisory Board unanimously recommends that you vote “FOR” the appointment of Grassi & Co. as the Company’s independent registered public accounting firm for the financial year ending December 31, 2025.

VOTING PROPOSAL NO. 3
AUTHORISATION OF THE SUPERVISORY BOARD TO ISSUE SHARES AND/OR GRANT RIGHTS TO SUBSCRIBE FOR SHARES

Under Dutch law and our Articles of Association, the general meeting of shareholders may authorise our Supervisory Board to issue Ordinary Shares and to grant rights to subscribe for Ordinary Shares for a specific period not exceeding five years.

Background

Many U.S.-listed companies are subject to Delaware law, which provides the board of directors (as opposed to shareholders) with the sole discretion and authority to approve issuances of the company’s capital stock, as long as the number of shares to be issued, together with those shares that are already issued and outstanding, do not exceed the authorised number of shares set forth in such company’s charter. However, as a company incorporated under the laws of the Netherlands, we are subject to more stringent legal requirements with regard to the authority of our Supervisory Board to approve the issuance of our Ordinary Shares and High Voting Shares. Specifically, under our Articles of Association, the Supervisory Board does not have the sole authority to issue Ordinary Shares and High Voting Shares and we are therefore required to seek the approval of our shareholders each time we wish to do so, unless our shareholders have delegated such authority to the Supervisory Board at a general meeting.

For U.S.-listed companies subject to Dutch law, proposals of this nature seeking to delegate authority to the board of directors to issue ordinary shares, with certain limitations, are consistent with market practice and are often a recurring agenda item at annual general meetings of shareholders, as has been the case historically for us. At the 2024 Annual Meeting, our shareholders approved the authorisation of our Supervisory Board to issue Ordinary Shares and to grant rights to subscribe for Ordinary Shares. Since the authorisation approved at the 2024 Annual Meeting will expire at the conclusion of the 2025 Annual Meeting, we are seeking the same authorisation at the 2025 Annual Meeting. We are also asking our shareholders to approve the authorisation of our Supervisory Board to issue High Voting Shares and to grant rights to subscribe for High Voting Shares.

Share Authorisation

On the date of this Proxy Statement, 1,424,186 Ordinary Shares are issued and outstanding and 40,000 High Voting Shares are issued and outstanding. Approval of Voting Proposal No. 3 would authorise our Supervisory Board in accordance with Section 2:96 of the Dutch Civil Code, to (i) issue additional Ordinary Shares and/or grant rights to subscribe for such additional Ordinary Shares for any legal purpose up to a maximum of 105,711,643 Ordinary Shares, and (ii) issue additional High Voting Shares and/or grant rights to subscribe for such additional High Voting Shares for any legal purpose up to a maximum of 13,400 High Voting Shares. If our shareholders approve this Voting Proposal No. 3, the authorisation of the Supervisory Board will expire at the earlier of the conclusion of the 2026 annual general meeting of shareholders and 18 months from the date of the 2025 Annual Meeting.

Reasons for the Share Authorisation

We recognize that issuing equity is dilutive to shareholders. However, as described in the Annual Report on Form 10-K, approval of Voting Proposal No. 3 will support our need to raise additional funds through public or private debt or equity financing or other means in order to fund our business, and will provide our Supervisory Board with the flexibility to issue and/or grant rights to subscribe for additional Ordinary Shares and additional High Voting Shares, to the extent the Supervisory Board deems such issuances and transactions to be in the interest of the Company and its stakeholders. The funds we receive through the sale of such additional Ordinary Shares and such additional High Voting Shares, subject to satisfactory market conditions to limit the dilutive effect to existing shareholders, are essential to fund our operations and drive value for our stakeholders.

If this Voting Proposal No. 3 is approved, we may issue additional Ordinary Shares and additional High Voting Shares and/or grant rights to subscribe for such additional Ordinary Shares and such additional High Voting Shares as part of future public or private debt or equity financings to raise capital to fund our business (subject to satisfactory market conditions), as a component of other strategic transactions, or for such other purposes as our Supervisory Board may reasonably determine, in each case with limited delay and without the expense of holding an extraordinary general meeting of shareholders. Opportunities to raise capital through debt or equity financings and to execute on strategic transactions can arise under circumstances requiring prompt action, and the likelihood of the successful execution of such transactions could be materially reduced if such transactions require the approval of our shareholders at an extraordinary general meeting, which could require up to eight weeks of preparation.

The Supervisory Board believes that it is advisable and in the best interest of the Company and its stakeholders to provide this authorisation for general purposes in order to avoid the delay and expense of obtaining shareholder approval at a later date, and to provide us with greater flexibility to pursue financing opportunities or strategic transactions. The terms of any future issuance of additional Ordinary Shares or additional High Voting Shares and/or grant of rights to subscribe for such additional Ordinary Shares or such additional High Voting Shares will depend largely upon market and financial conditions, the nature and terms of any prospective transaction, and other factors existing at the time of issuance.

As discussed in the Annual Report on Form 10-K, the Company has applied for listing of the Ordinary Shares on the Nasdaq Capital Market. Pursuant to Nasdaq Listing Rule 5635(b), shareholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding ordinary shares or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of our organizational documents, or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), shareholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Ordinary Shares (or securities convertible into or exercisable for Ordinary Shares), which alone or together with sales by the Company’s officers, directors, or substantial shareholders equals 20% or more of Ordinary Shares or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of Ordinary Shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. The approval by our shareholders of this Voting Proposal No. 3 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

As of January 1, 2025, the Company began reporting with the SEC as a domestic issuer instead of a foreign private issuer. Therefore, if the Ordinary Shares become listed on the Nasdaq Capital Market, the Company will not be permitted to opt-out of Nasdaq Listing Rule 5635.

This resolution is proposed by our Management Board in accordance with Article 33.1 of the Articles of Association.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

BOARD RECOMMENDATION

The Supervisory Board unanimously recommends that shareholders vote “FOR” the authorisation of the Supervisory Board, for a period of 18 months following the date of the 2025 Annual Meeting, to issue additional Ordinary Shares and/or grant rights to subscribe for such additional Ordinary Shares for any legal purpose up to a maximum of 105,711,643 Ordinary Shares, and issue additional High Voting Shares and/or grant rights to subscribe for such additional High Voting Shares for any legal purpose up to a maximum of 13,400 High Voting Shares.

VOTING PROPOSAL NO. 4
AUTHORISATION OF THE SUPERVISORY BOARD TO EXCLUDE OR LIMIT PRE-EMPTIon RIGHTS

Under Dutch law, holders of our Ordinary Shares and holders of our High Voting Shares have a pro-rata pre-emptive right of subscription to any of our Ordinary Shares and High Voting Shares, respectively, that are issued for cash, which entitles our shareholders to maintain their percentage ownership of our Ordinary Shares and High Voting Shares, as applicable, by buying a proportional number of any new shares of the applicable class that we issue from time to time. However, Dutch law and our Articles of Association permit our shareholders to authorise our Supervisory Board to exclude or limit these pre-emptive rights. This authorisation may not continue for more than five years, but it may be given on a rolling basis.

At the 2024 Annual Meeting, our shareholders authorised our Supervisory Board to restrict or exclude preemptive rights accruing to shareholders in connection with the issuance of additional Ordinary Shares and/or the granting of rights to subscribe for such additional Ordinary Shares for a period of 18 months from the date of the 2024 Annual Meeting. This authorisation is limited to 105,711,643 Ordinary Shares, and will expire at the conclusion of the 2025 Annual Meeting.

At the 2025 Annual Meeting, we are asking our shareholders to delegate authority to our Supervisory Board, in accordance with Section 2:96a of the Dutch Civil Code, to exclude or limit pre-emptive rights in relation to the issuance of additional Ordinary Shares and additional High Voting Shares and/or the granting of rights to subscribe for such additional Ordinary Shares and such additional High Voting Shares described in Voting Proposal No. 3, if such proposal is approved. For the avoidance of doubt, this authorisation to exclude or limit pre-emptive rights will be limited to the number of shares described in Voting Proposal No. 3 (up to a maximum of 105,711,643 Ordinary Shares, and up to a maximum of 13,400 High Voting Shares) for a period of 18 months following the date of the 2025 Annual Meeting.

If our shareholders do not delegate authority to our Supervisory Board to limit or exclude preemptive rights on the terms set forth above, only the general meeting of shareholders would have the power to limit or exclude preemptive rights, meaning we would have to incur the expense and delay of convening an extraordinary meeting prior to any issuance of Ordinary Shares or High Voting Shares or grant of rights to subscribe for Ordinary Shares or High Voting Shares pursuant to the authority granted to our Supervisory Board under Voting Proposal No. 3, if approved. Accordingly, the same justifications discussed in Voting Proposal No. 3 under “Reasons for the Share Authorisation” apply in support of this Voting Proposal No. 4.

This resolution is proposed by our Management Board in accordance with Article 33.1 of the Articles of Association.

VOTE REQUIRED

The affirmative vote of a majority of our Ordinary Shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote, or the affirmative vote of a two-thirds majority of our Ordinary Shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote if only less than half of the issued share capital is so represented at the 2025 Annual Meeting, is required to approve this Voting Proposal No. 4. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. The approval of Voting Proposal No. 4 is subject to, and contingent upon, the approval by our shareholders of Voting Proposal No. 3 at the 2025 Annual Meeting.

BOARD RECOMMENDATION

The Supervisory Board unanimously recommends that shareholders vote “FOR” the authorisation of the Supervisory Board to exclude or limit pre-emptive rights from time to time, up to the numbers of Ordinary Shares and High Voting Shares described in Voting Proposal No. 3, if approved, for a period of 18 months following the date of the 2025 Annual Meeting.

VOTING PROPOSAL NO. 5
AUTHORISATION OF THE MANAGEMENT BOARD TO ACQUIRE SHARES IN THE ISSUED SHARE CAPITAL OF THE COMPANY

Under Dutch law and our Articles of Association, our Management Board may, subject to certain exceptions, be authorised in accordance with Section 2:98 of the Dutch Civil Code to acquire our issued Ordinary Shares, High Voting Shares and Preferred Shares on our behalf, in an amount, at prices and in the manner authorised by the general meeting of shareholders.

At the 2025 Annual Meeting, as contemplated by Dutch law and as is typical for Dutch registered companies, our shareholders will be asked to authorise our Management Board to acquire, subject to the prior approval of the Supervisory Board, (i) the Company’s own fully paid-up Ordinary Shares up to a maximum of 10% of the issued Ordinary Share capital of the Company as of the date of this Proxy Statement, (ii) up to a maximum of 100% of the High Voting Shares and (iii) up to a maximum of 100% of the Preferred Shares in the capital of the Company, for a period of 18 months from the date of the 2025 Annual Meeting in open market purchases, through privately negotiated transactions, or by means of self-tender offer or offers, for no consideration or at prices per share ranging from the nominal value up to the volume weighted average market price per share at the time of the transaction. This authority to repurchase shares is similar to that afforded under state law to public companies domiciled in the United States. For purposes of this authorisation, “volume weighted average market price per share” means the volume weighted average price per Ordinary Share as officially quoted on any of the official stock markets on which the Ordinary Shares are listed over the seven (7) banking days preceding the date the repurchase is effected or proposed. Trading of our Ordinary Shares on the Nasdaq Global Market was suspended on July 21, 2023. Since July 2, 2024, our Ordinary Shares have been quoted on the OTCQB. This authorisation, if approved by our shareholders, will supersede and replace the Management Board’s existing repurchase authorisation approved by shareholders at the 2024 Annual Meeting.

The purpose of this Voting Proposal No. 5 is to allow us the flexibility to repurchase our Ordinary Shares, High Voting Shares and Preferred Shares without the expense of calling an extraordinary general meeting of shareholders if the Management Board believes such repurchases would be in the best interests of the Company and its stakeholders. Such Ordinary Shares, High Voting Shares and Preferred Shares could be used for any valid corporate purpose, including use under our equity compensation plans, or for acquisitions, mergers, capital planning or similar transactions.

Our Supervisory Board proposes that our shareholders authorise our Management Board for an 18-month period from the date of the 2025 Annual Meeting to acquire, subject to the prior approval of the Supervisory Board, (i) the Company’s own fully paid-up Ordinary Shares up to a maximum of 10% of the issued Ordinary Share capital of the Company as of the date of this Proxy Statement, (ii) up to a maximum of 100% of the High Voting Shares and (iii) up to a maximum of 100% of the Preferred Shares, in open market purchases, through privately negotiated transactions, or by means of self-tender offer or offers, for no consideration or at prices per share ranging from the nominal value up to the volume weighted average market price per share at the time of the transaction, within the limits set by Dutch law and our Articles of Association.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

BOARD RECOMMENDATION

The Supervisory Board unanimously recommends that shareholders vote “FOR” the authorisation of the Management Board to acquire, subject to the prior approval of the Supervisory Board, (i) the Company’s own fully paid-up Ordinary Shares up to a maximum of 10% of the issued Ordinary Share capital of the Company as of the date of this Proxy Statement, (ii) up to a maximum of 100% of the High Voting Shares and (iii) up to a maximum of 100% of the Preferred Shares, for a period of 18 months from the date of the 2025 Annual Meeting.

VOTING PROPOSAL NO. 6
APPROVAL OF CANCELLATION OF SHARES IN THE ISSUED SHARE CAPITAL OF THE COMPANY

In accordance with Dutch law, we are asking our shareholders to approve, subject to the approval of the Supervisory Board, the cancellation of all or a portion of the fully paid up Ordinary Shares, High Voting Shares and Preferred Shares in the issued share capital of the Company, held by the Company in treasury (“Treasury Shares”).

In addition to the Ordinary Shares, our share capital provides for a number of other classes of shares which can be converted into Ordinary Shares. The cancellation of all or a portion of the Treasury Shares is proposed in order to provide flexibility and efficiency for managing capital and compliance with Dutch corporate law.

The cancellation of all or any portion of the Treasury Shares can be executed in one or more tranches. The number of Treasury Shares to be cancelled (whether or not in a tranche) will be determined by our Supervisory Board.

If this Voting Proposal No. 6 is approved by our shareholders at the 2025 Annual Meeting, our Supervisory Board will be authorised to decide not to effect the cancellation of all or any portion of Treasury Shares.

This resolution is proposed by our Management Board in accordance with Article 33.1 of the Articles of Association.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

BOARD RECOMMENDATION

The Supervisory Board unanimously recommends that shareholders vote “FOR” the approval of the cancellation of all or a portion of the fully paid up Ordinary Shares, High Voting Shares and Preferred Shares in the issued share capital of the Company, held by the Company in treasury.

VOTING PROPOSAL NO. 7
APPROVAL OF AMENDMENT TO ARTICLES OF ASSOCIATION to Remove Certain Equity and Voting Restrictions

Reference is made to the convocation notice, including explanatory notes and other meeting documents, related to the extraordinary general meeting of the Company’s shareholders held on November 7, 2024 (the “November EGM”), whereby the general meeting of the Company approved the amendment of the Articles of Association to introduce, among other matters, the Preferred Share class in the share capital of the Company, as well as equity and voting restrictions for shareholders. This amendment was referenced as “Part B” in the meeting documents for the November EGM. As of the date of this Proxy Statement, the amendment to Part B of the Articles of Association has not yet been implemented. We believe that the aforementioned equity and voting restrictions are considered to be too cumbersome by investors and limit the flexibility of the Company to attract and retain investors. The Management Board therefore proposes, with the approval of the Supervisory Board, to approve of the amendment to the Articles of Association, either (i) if Part B has not been implemented, to modify Part B of the Articles of Association, as adopted at the November EGM, in such a manner that inter alia the aforementioned equity and voting restrictions are removed (“Scenario 1”) or (ii) to inter alia delete the aforementioned equity and voting restrictions from the Articles of Association, if Part B has been implemented as of the time of the 2025 Annual Meeting (“Scenario 2”).

The verbatim text of the proposals to amend the Articles of Association (Scenario 1 and Scenario 2) and the complete Articles of Association as would be amended by the implementation of either Scenario 1 or Scenario 2 (each in Dutch and English) is attached hereto in Annex A.

This Voting Proposal No. 7 to amend the Articles of Association includes the proposal to authorise each Managing Director of the Company and every (candidate) civil law notary, notarial employee and attorney-at-law of DLA Piper Nederland N.V. in Amsterdam, the Netherlands, acting jointly as well as separately, to execute the notarial deed of amendment and to undertake all other action that the authorised person deems necessary or useful.

This resolution is proposed by our Management Board in accordance with Article 33.1 of the Articles of Association.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

BOARD RECOMMENDATION

The Supervisory Board unanimously recommends that shareholders vote “FOR” the approval of the amendment to the Articles of Association (Scenario 1 and Scenario 2) to remove certain equity and voting restrictions.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Based on information publicly filed and provided to us by certain holders, the following table shows the number of our Ordinary Shares and our High Voting Shares beneficially owned as of June 30, 2025 by (i) each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Ordinary Shares or our High Voting Shares, (ii) each of our directors, including each member of our Management Board and our Supervisory Board, (iii) each of our current named executive officers identified in our Annual Report on Form 10-K, and (iv) all directors and named executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power, as well as any shares that the individual has the right to acquire within 60 days of June 30, 2025 through the exercise of any option, warrant or other right. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares held by that person.

The beneficial ownership of our Ordinary Shares and High Voting Shares is based on 1,409,921 Ordinary Shares and 40,000 High Voting Shares issued and outstanding as of June 30, 2025.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o Sono Group N.V., Waldmeisterstraße 93, 80935 Munich, Germany.

	Ordinary Shares		High Voting Shares		Combined Voting
Name of Beneficial Owner	Number	Percent	Number	Percent	Power
5% or Greater Shareholders
SVSE LLC (1)	230,751	16.4%	40,000	100%	51.1%
Bambino 255. V V UG (2)	177,417	12.6%	—	—	7.4%

Directors and Named Executive Officers
David Dodge (3)	—	—	—	—	—
Christopher Schreiber (3)	—	—	—	—	—
Owen May (3)	—	—	—	—	—
George O’Leary (1)	230,751	16.4%	40,000	100%	51.1%
Martin Scott Calhoun (4)	—	—	—	—	—
All Directors and Named Executive Officers as a group (5 persons) (5)	230,751	16.4%	40,000	100%	51.1%

(1)	George O’Leary was appointed as our Managing Director and Chief Executive Officer at the extraordinary general meeting of the Company’s shareholders held on January 31, 2024. Mr. O’Leary was also appointed as our Chief Financial Officer at the extraordinary general meeting held on January 31, 2024, a role in which he served until Martin Scott Calhoun was appointed as our Chief Financial Officer on December 30, 2024. Mr. O’Leary is currently the sole member of our Management Board. Mr. O’Leary is the sole member of SVSE LLC (“SVSE”), which is the holder of record of the Ordinary Shares and High Voting Shares presented in the table above. The securities held by SVSE are subject to a pledge agreement, dated February 5, 2024, by and between SVSE and YA II PN, Ltd (“Yorkville”), pursuant to which the securities would accrue to Yorkville in the event that the Company defaults on certain of its payment obligations to Yorkville. In addition, if Yorkville and SVSE enter into a Call Option Agreement, as is currently intended (subject to Nasdaq’s approval to list the Ordinary Shares on the Nasdaq Capital Market), SVSE would agree to provide Yorkville with a call option (the “Call Option”) that would enable Yorkville, at its discretion, to purchase all of the Ordinary Shares and High Voting Shares held by SVSE in one or more transactions, prior to 5:00 p.m. Eastern time on the four-year anniversary of the date of the Call Option Agreement, subject to certain limitations.

(2)	Based on a Schedule 13D filed with the SEC on June 14, 2024, Bambino 255. V V UG beneficially owns 177,417 of our Ordinary Shares (after giving effect to the reverse share split at a ratio of 1-for-75 effected by the Company on December 23, 2024), and has sole and dispositive power with respect to all of such shares. Bambino 255. V V UG is an entity established to serve as a trustee for the benefit of the creditors of Sono Motors GmbH, a subsidiary of the Company. The address of Bambino 255. V V UG’s principal address is c/o Dentons GmbH Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft, Markgrafenstraße 33, 10117 Berlin, Germany.

(3)	Our Supervisory Board is currently composed of three members: David Dodge, who serves as the Chairperson, Christopher Schreiber and Owen May.

(4)	Martin Scott Calhoun has served as our Chief Financial Officer since December 30, 2024.

(5)	Represents the number of shares beneficially owned as of June 30, 2025 by all current directors and named executive officers.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to shareholders who may have more than one account holding our shares that share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these shareholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy materials mailed to you, please submit a request to Investor Relations at ir@sonomotors.com, or you can contact Morrow Sodali, our proxy solicitor, at SEVCF@investor.sodali.com or by calling +1 (800) 662-5200 (toll-free), and we will promptly send you what you have requested. You can also contact Investor Relations at the phone number above if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

SHAREHOLDER PROPOSALS AND NOMINATIONS TO BE PRESENTED AT 2026 ANNUAL GENERAL MEETING

SEC rules permit shareholders to submit proposals for inclusion in our 2026 proxy statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act. These shareholder proposals must be submitted, along with proof of ownership of our shares in accordance with Rule 14a-8(b)(2), to Investor Relations at our principal executive offices, located at Waldmeisterstraße 93, 80935 Munich, Germany, no later than the close of business on March 18, 2026 (120 days prior to the anniversary of this year’s mailing date). If the 2026 annual general meeting is held more than 30 days before or after the first anniversary of the date of the 2025 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2026 annual general meeting, which we deem to be the later of 60 days prior to the 2026 annual general meeting or 10 days following the Company’s first public announcement of the date of such meeting. Failure to deliver a proposal in accordance with these procedures may result in it being deemed not timely received. Submitting a shareholder proposal does not guarantee that we will include it in our 2026 proxy statement. Shareholder proposals that do not meet the requirements set forth above may be excluded from our 2026 proxy statement as provided under Rule 14a-8.

Any other shareholder proposals and nominations to be presented at our 2026 annual general meeting of shareholders, must be received by Investor Relations at our principal executive offices no later than 60 days before the date of the annual general meeting and must otherwise be given pursuant to the requirements of Dutch law. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, the notice given by any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19 under the Exchange Act.

Proposals and nominations that are not received by the dates specified above will be considered untimely. In addition, proposals must comply with the laws of the Netherlands, our Articles of Association and the rules and regulations of the SEC. We will not entertain any nominations or other proposals at an annual meeting that do not satisfy these requirements. For nominations or other proposals that are properly submitted and timely filed, if the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any such shareholder proposal, provided that we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion. Our Articles of Association are available online through the SEC’s EDGAR website as Exhibit 3.1 to our Form 6-K filed with the SEC on December 30, 2024. We strongly encourage shareholders to seek advice from knowledgeable counsel before submitting a nomination or other proposal.

GENERAL MATTERS

Availability of Certain Documents

This Proxy Statement, our Annual Report on Form 10-K and our other filings with the SEC are available online through the SEC’s website at www.sec.gov, and on our website at https://sonomotors.com. Copies may also be obtained free of charge by written request to Investor Relations at the address set forth below:

Sono Group N.V.

Waldmeisterstraße 93, 80935

Munich, Germany

Attention: Investor Relations

Email: ir@sonomotors.com

Transaction Of Other Business

As of the date of this Proxy Statement, our Management Board and Supervisory Board are not aware of any matters to be presented for action at the 2025 Annual Meeting other than those described above. However, if any other matters should properly come before the 2025 Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy card in accordance with their judgment on such matters.

July , 2025	By Order of the Supervisory Board,

David Dodge Chairperson of the Supervisory Board

ANNEX A

DOORLOPENDE TEKST VOORSTEL TOT STATUTENWIJZING SONO GROUP N.V.

Bevattende:

Deel A, agendapunt 3 (EGM 7 november 2024)

Deel B (revised), agendapunt 10 (AGM 13 augustus 2025)

Deel C, agendapunt 5 (EGM 7 november 2024)

STATUTEN

DEFINITIES EN INTERPRETATIE

Artikel 1

1.1	In deze statuten gelden de volgende definities:
Algemene Vergadering	De algemene vergadering van de Vennootschap.
Artikel	Een artikel van deze statuten.
Bestuur	Het bestuur van de Vennootschap.
Bestuurder	Een lid van het Bestuur.
Bestuursreglement	Het reglement van het Bestuur, zoals vastgesteld door het Bestuur.
BW	Het Burgerlijk Wetboek.
CEO	De chief executive officer van de Vennootschap.
Commissaris	Een lid van de Raad van Commissarissen.
Conversie Aandelen	De aandelen met verhoogd stemrecht of de preferente aandelen waarop een verzoek tot omzetting betrekking heeft in de zin van Artikel 7.
Dochtermaatschappij	Een dochtermaatschappij van de Vennootschap zoals bedoeld in artikel 2:24a BW.
Gevrijwaarde Functionaris	Een huidige of voormalige Bestuurder of Commissaris of een zodanige andere huidige of voormalige functionaris of werknemer van de Vennootschap of haar Groepsmaatschappijen als aangewezen door het Bestuur.
Groepsmaatschappij	Een rechtspersoon of vennootschap die organisatorisch verbonden is met de Vennootschap in een economische eenheid zoals bedoeld in artikel 2:24b BW.
Overdrachtsaandelen	De aandelen met verhoogd stemrecht of de preferente aandelen waarop een verzoek tot goedkeuring voor overdracht betrekking heeft in de zin van Artikel 16.
Raad van Commissarissen	De raad van commissarissen van de Vennootschap.
Registratiedatum	De dag van registratie voor een Algemene Vergadering zoals bij wet bepaald.
RvC Reglement	Het reglement van de Raad van Commissarissen, zoals vastgesteld door de Raad van Commissarissen.
Soortvergadering	De vergadering gevormd door de Vergadergerechtigden met betrekking tot aandelen van een bepaalde soort.

Vennootschap	De vennootschap waarop deze statuten betrekking hebben.
Vergadergerechtigde	Een aandeelhouder, een vruchtgebruiker of pandhouder met stemrecht of een houder van met medewerking van de Vennootschap uitgegeven certificaten van aandelen.
Vergaderrecht	Met betrekking tot de Vennootschap, de rechten die de wet toekent aan houders van met medewerking van een vennootschap uitgegeven certificaten van aandelen, waaronder begrepen het recht om een Algemene Vergadering bij te wonen en daarin het woord te voeren.
Verzoekende Aandeelhouder	Een aandeelhouder die heeft verzocht om een goedkeuring van een overdracht van Overdracht Aandelen.
Volstrekte Meerderheid	Meer dan de helft van de uitgebrachte stemmen.
Voorzitter	De voorzitter van de Raad van Commissarissen.

1.2	Tenzij de context anders vereist, zijn verwijzingen naar "aandelen" of "aandeelhouders", zonder nadere aanduiding, naar aandelen in het kapitaal van de Vennootschap, ongeacht de soort, respectievelijk de houders daarvan.
1.3	Verwijzingen naar wettelijke bepalingen zijn naar die bepalingen zoals ze van tijd tot tijd zullen gelden.
1.4	Begrippen die in het enkelvoud zijn gedefinieerd hebben een overeenkomstige betekenis in het meervoud.
1.5	Woorden die een geslacht aanduiden omvatten ieder ander geslacht.
1.6	Tenzij de wet anders vereist, omvat het begrip "schriftelijk" het gebruik van elektronische communicatiemiddelen.

NAAM EN ZETEL

Artikel 2

2.1	De Vennootschap is genaamd Sono Group N.V.
2.2	De Vennootschap heeft haar statutaire zetel te Amsterdam.

DOELSOMSCHRIJVING

Artikel 3

De Vennootschap heeft ten doel:

a.	het ontwerpen, ontwikkelen, fabriceren en produceren van elektrische voertuigen, waaronder begrepen met integratie van zonne-integratie techniek, alsmede producten verband houdende met mobiliteit, in het bijzonder e-mobiliteit;
b.	het ontwerpen, ontwikkelen, fabriceren, produceren, integreren in en licenseren van zonnepanelen voor mobiliteitstoepassingen en consumentenproducten;
c.	het ontwerpen, ontwikkelen, licenseren en bediening van software gebaseerd op mobiliteitsdiensten;
d.	het ontwikkelen van elektronische applicaties;
e.	het oprichten van, het deelnemen in, het financieren van, het zich op andere wijze interesseren bij en het voeren van bestuur van of toezicht over andere rechtspersonen, vennootschappen en ondernemingen;
f.	het verkrijgen, het beheren, het beleggen, het exploiteren, het bezwaren en het vervreemden van vermogensbestanddelen;

g.	het geven van garanties, het stellen van zekerheden, het zich op andere wijze sterk maken en het zich hoofdelijk of anderszins verbinden voor verplichtingen van Groepsmaatschappijen of derden; en
h.	het verrichten van al hetgeen met voornoemde doelen in de ruimste zin verband houdt of daartoe bevorderlijk kan zijn.

milieu

Artikel 4

4.1	De planeet, de mensheid en de maatschappij zijn belangrijke belanghebbenden van de Vennootschap en het hoogste principe dat de Vennootschap nastreeft als onderdeel van haar doelstellingen is de bescherming van het milieu, de natuur en de mens. Dit uitgangspunt vormt de grondslag voor het handelen van de Vennootschap en de besluiten van het Bestuur en de Raad van Commissarissen. Op basis van dit uitgangspunt:
a.	zal het Bestuur monitoren en, voor zover mogelijk en uitvoerbaar, wordt het Bestuur geacht de voorkeur te geven aan milieuvriendelijke alternatieven voor de bestaande activiteiten van de Vennootschap en haar Dochtermaatschappijen, in het bijzonder indien deze alternatieven efficiënter zijn op het gebied van het verbruik van grondstoffen;
b.	vormen additionele kosten of andere verhogende uitgaven geen doorslaggevende factor bij een beslissing om al dan niet een milieuvriendelijker alternatief voor bestaande activiteiten van de Vennootschap en haar Dochtermaatschappijen na te streven;
c.	behoren door de Vennootschap en haar Dochtermaatschappijen ontworpen, ontwikkelde, gefabriceerde of geproduceerde producten duurzaam, recyclebaar en bestendig te zijn; en
d.	mogen het Bestuur en de Raad van Commissarissen de belangen van de planeet, de mensheid en de samenleving zwaarder laten wegen dan de belangen van andere belanghebbenden van de Vennootschap, mits de belangen van laatstgenoemde belanghebbenden niet onnodig of onevenredig worden geschaad.
4.2	Een Bestuurder of Commissaris die herhaaldelijk en consequent de principes van dit Artikel 4 schendt, wordt geacht zijn wettelijke plicht tot het handelen in het belang van de Vennootschap en haar onderneming te hebben geschonden.
4.3	Een besluit tot wijziging van de tekst of strekking van dit Artikel 4 kan slechts worden genomen met algemene stemmen in een Algemene Vergadering waarin het gehele geplaatste kapitaal is vertegenwoordigd. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.

AANDELEN - MAATSCHAPPELIJK KAPITAAL EN CERTIFICATEN

Artikel 5

5.1	Het maatschappelijk kapitaal van de Vennootschap bedraagt [*] euro (EUR [*]).
5.2	Het maatschappelijk kapitaal is verdeeld in:
a.	[*] ([*]) gewone aandelen, elk met een nominaal bedrag van één eurocent (EUR 0,01);
b.	[*] ([*]) aandelen met verhoogd stemrecht, elk met een nominaal bedrag van vijfentwintig eurocent (EUR 0,25); en
c.	[*] ([*]) preferente aandelen, elk met een nominaal bedrag van driehonderd euro (EUR 300).
5.3	Bij een omzetting van een of meer aandelen met verhoogd stemrecht of preferente aandelen in gewone aandelen overeenkomstig Artikel 7, wordt het maatschappelijk kapitaal opgenomen in Artikel 5.2 verlaagd met het aantal aldus omgezette aandelen met verhoogd stemrecht of preferente aandelen respectievelijk, en verhoogd met het aantal gewone aandelen waarin die aandelen met verhoogd stemrecht of prefentente aandelen worden omgezet.

5.4	Het Bestuur kan besluiten om een of meer aandelen te splitsen in een zodanig aantal onderaandelen als bepaald door het Bestuur. Tenzij anders aangegeven, vinden de bepalingen van deze statuten over aandelen en aandeelhouders overeenkomstige toepassing op onderaandelen respectievelijk de houders daarvan.
5.5	De Vennootschap mag haar medewerking verlenen aan een uitgifte van certificaten van aandelen in haar kapitaal.

AANDELEN - VORM EN AANDEELHOUDERSREGISTER

Artikel 6

6.1	Alle aandelen luiden op naam, met dien verstande dat het Bestuur kan besluiten dat een of meer gewone aandelen aan toonder luiden. De Vennootschap mag aandeelbewijzen afgeven voor aandelen op naam in een door het Bestuur goedgekeurde vorm. Gewone aandelen aan toonder worden uitgegeven in een door het Bestuur goedgekeurde vorm van een verzamelbewijs dat in bewaring wordt gegeven aan het centraal instituut of een intermediair als bedoeld in artikel 1 van de Wet giraal effectenverkeer. Iedere Bestuurder is bevoegd om een dergelijk aandeelbewijs of verzamelbewijs namens de Vennootschap te ondertekenen.
6.2	Het Bestuur is niet verplicht om een verzoek van een aandeelhouder te honoreren om een of meer van zijn aandelen op naam om te zetten in aandelen aan toonder of omgekeerd. Indien het Bestuur besluit om een dergelijk verzoek te honoreren, worden de kosten van een dergelijke omzetting in rekening gebracht bij de betreffende aandeelhouder.
6.3	Aandelen op naam zijn per soort doorlopend genummerd van 1 af.
6.4	Het Bestuur houdt een register waarin de namen en adressen van alle houders van aandelen op naam en alle houders van een recht van vruchtgebruik of pandrecht op die aandelen zijn opgenomen. Het register vermeldt ook de andere gegevens die in het register moeten worden opgenomen op grond van het toepasselijke recht. Een gedeelte van het register mag buiten Nederland gehouden worden ter voldoening aan de aldaar geldende wetgeving of ingevolge beursvoorschriften.
6.5	Aandeelhouders, vruchtgebruikers en pandhouders verschaffen het Bestuur tijdig de nodige gegevens. De gevolgen van het niet of onjuist verschaffen van die gegevens zijn voor risico van de betreffende partij.
6.6	Alle kennisgevingen mogen aan aandeelhouders, vruchtgebruikers en pandhouders worden verzonden aan hun respectieve adressen zoals opgenomen in het register.
6.7	De voormalige houder van een verloren gegaan verzamelbewijs uitgegeven voor aandelen aan toonder kan de Vennootschap verzoeken hem een duplicaat te verstrekken van het verloren gegane verzamelbewijs. De Vennootschap verstrekt een dergelijk duplicaat slechts:
a.	indien de verzoekende partij kan aantonen, naar tevredenheid van het Bestuur, dat die partij inderdaad gerechtigd is om dat duplicaat te ontvangen; en
b.	indien een periode van vier weken is verstreken na de bekendmaking van het verzoek op de website van de Vennootschap, zonder dat de Vennootschap binnen die periode enig verzet tegen dat verzoek heeft ontvangen.

6.8	Indien de Vennootschap tijdig een verzet zoals bedoeld in Artikel 6.7 onderdeel b. ontvangt, zal de Vennootschap het duplicaat slechts aan de verzoekende partij verstrekken nadat haar een kopie is verschaft van een bindend advies of gerechtelijk bevel om dat duplicaat te verstrekken, zonder dat de Vennootschap de bevoegdheid van de betreffende arbiters respectievelijk gerechtelijke instantie, of de geldigheid van dat bindend advies respectievelijk bevel, hoeft te onderzoeken.
6.9	Nadat een duplicaat van een verzamelbewijs uitgegeven voor aandelen aan toonder door de Vennootschap is verstrekt, vervangt dat duplicaat het originele verzamelbewijs en kunnen aan het aldus vervangen verzamelbewijs geen rechten meer worden ontleend.

AANDELEN - OMZETTING VAN AANDELEN MET VERHOOGD STEMRECHT EN PREFERENTE AANDELEN

Artikel 7

7.1	Ieder aandeel met verhoogd stemrecht kan worden omgezet in vijfentwintig (25) gewone aandelen en ieder preferente aandeel kan worden omgezet in dertigduizend (30.000) gewone aandelen, overeenkomstig de bepalingen van dit Artikel 7. Gewone aandelen kunnen niet in aandelen met verhoogd stemrecht of preferente aandelen worden omgezet.
7.2	Iedere houder van een of meer aandelen met verhoogd stemrecht of preferente aandelen kan verzoeken om de omzetting van alle of een deel van die aandelen met verhoogd stemrecht of preferente aandelen in gewone aandelen in de in Artikel 7.1 bedoelde verhouding door middel van een schriftelijk verzoek aan het Bestuur. Een dergelijk verzoek moet worden ondertekend door de betreffende aandeelhouder (of een bevoegde vertegenwoordiger van de betreffende aandeelhouder) en dient te bevatten:
a.	een specificatie van het aantal aandelen met verhoogd stemrecht of preferente aandelen waarop het verzoek betrekking heeft (Conversie Aandelen);
b.	een garantie van de betreffende aandeelhouder dat:
i.	de Conversie Aandelen waarop het verzoek betrekking heeft niet zijn bezwaard met enig vruchtgebruik, pandrecht of andere bezwaring;
ii.	voor de Conversie Aandelen geen certificaten of andere afgeleide financiële instrumenten zijn uitgegeven; en
iii.	de betreffende aandeelhouder volledig bevoegd is om over zijn vermogen te beschikken en bevoegd is om de in Artikel 7.3 bedoelde rechtshandelingen te verrichten;
c.	een onherroepelijke verbintenis van de betreffende aandeelhouder jegens de Vennootschap om:
i.	geen handelingen te verrichten (en geen handelingen na te laten) die de hierboven in onderdeel b. bedoelde garanties bij het verrichten van de in Artikel 7.3 bedoelde handelingen onjuist of onvolledig zouden maken; en

ii.	de Vennootschap te vrijwaren en schadeloos te stellen voor alle door de Vennootschap geleden financiële verliezen of schade en alle redelijkerwijs door de Vennootschap betaalde of opgelopen kosten in verband met een dreigende, hangende of afgelopen rechtszaak, (rechts)vordering of juridische procedure van civiele, strafrechtelijke, bestuurlijke of andersoortige aard, formeel of informeel, waarin de Vennootschap wordt betrokken als gevolg van de aldus verzochte omzetting, steeds voor zover toegelaten onder het toepasselijke recht en behalve voor zover een bevoegde rechtbank of arbitragetribunaal heeft vastgesteld die financiële verliezen, schade, kosten, rechtszaak, (recht)vordering of juridische procedure werden geleden, opkwamen of werden geïnitieerd als gevolg van handelingen of omissies door de Vennootschap die geacht worden opzet, grove schuld of bewuste roekeloosheid te vormen die toerekenbaar is aan de Vennootschap en de Vennootschap niet, of niet langer, de mogelijkheid heeft om daartegen beroep of cassatie in te stellen; en
d.	een onherroepelijke en onvoorwaardelijke volmacht van de betreffende aandeelhouder aan de Vennootschap, met het recht van substitutie en beheerst door Nederlands recht, om namens die aandeelhouder de in Artikel 7.3 bedoelde handelingen te verrichten.
7.3	Na ontvangst van een verzoek als bedoeld in Artikel 7.2:
a.	zal het Bestuur besluiten om de Conversie Aandelen met onmiddellijke ingang om te zetten in gewone aandelen in de in Artikel 7.1 genoemde verhouding; en
b.	met betrekking tot een omzetting van Conversie Aandelen zijnde aandelen met verhoogd stemrecht, zal de aandeelhouder die het verzoek heeft gedaan, onverwijld na de omzetting als hierboven bedoeld in onderdeel a., vierentwintig van iedere vijfentwintig gewone aandelen waarin zijn aandelen met verhoogd stemrecht zijn omgezet ingevolge het besluit als hierboven bedoeld in onderdeel a. om niet aan de Vennootschap overdragen en zal de Vennootschap die gewone aandelen aanvaarden.
7.4	Noch het Bestuur noch de Vennootschap is verplicht een omzetting van Conversie Aandelen te bewerkstelligen:
a.	indien het verzoek als bedoeld in Artikel 7.2 niet voldoet aan de specificaties en vereisten van Artikel 7.2 of indien het Bestuur redelijkerwijs van mening is dat de in het verzoek opgenomen informatie onjuist of onvolledig is; of
b.	voor zover het de Vennootschap op grond van dwingend Nederlands recht niet zou zijn toegestaan om het betreffende aantal gewone aandelen als omschreven in Artikel 7.3 onderdeel b. in verband met die omzetting te verkrijgen.

AANDELEN - UITGIFTE

Artikel 8

8.1	De Vennootschap kan slechts aandelen uitgeven ingevolge een besluit van de Algemene Vergadering of van een ander vennootschapsorgaan dat daartoe bij besluit van de Algemene Vergadering voor een bepaalde duur van ten hoogste vijf jaren is aangewezen. Bij de aanwijzing moet zijn bepaald hoeveel aandelen mogen worden uitgegeven. De aanwijzing kan telkens voor niet langer dan vijf jaren worden verlengd. Tenzij bij de aanwijzing anders is bepaald, kan zij niet worden ingetrokken. Zolang en voor zover een ander vennootschapsorgaan bevoegd is te besluiten om aandelen uit te geven, is de Algemene Vergadering daartoe niet bevoegd.

8.2	Voor de geldigheid van het besluit van de Algemene Vergadering tot uitgifte of tot aanwijzing zoals bedoeld in Artikel 8.1 is een voorafgaand of gelijktijdig goedkeurend besluit vereist van elke Soortvergadering van aandelen aan wier rechten de uitgifte afbreuk doet.
8.3	De voorgaande bepalingen van dit Artikel 8 zijn van overeenkomstige toepassing op het verlenen van rechten tot het nemen van aandelen, maar zijn niet van toepassing op het uitgeven van aandelen aan iemand die een voordien reeds verkregen recht tot het nemen van aandelen uitoefent.
8.4	De Vennootschap mag geen eigen aandelen nemen.

AANDELEN - VOORKEURSRECHT

Artikel 9

9.1	Iedere aandeelhouder heeft bij uitgifte van gewone aandelen, aandelen met verhoogd stemrecht of preferente aandelen, een voorkeursrecht naar evenredigheid van het gezamenlijke nominale bedrag van zijn gewone aandelen, aandelen met verhoogd stemrecht of preferente aandelen respectievelijk.
9.2	In afwijking van Artikel 9.1, hebben aandeelhouders geen voorkeursrecht op:
a.	aandelen die worden uitgegeven tegen inbreng anders dan in geld; of
b.	aandelen die worden uitgegeven aan werknemers van de Vennootschap of van een Groepsmaatschappij.
9.3	De Vennootschap kondigt de uitgifte met voorkeursrecht en het tijdvak waarin dat kan worden uitgeoefend, aan in de Staatscourant en in een landelijk verspreid dagblad, tenzij alle aandelen op naam luiden en de aankondiging aan alle aandeelhouders schriftelijk geschiedt aan het door hen opgegeven adres.
9.4	Het voorkeursrecht kan worden uitgeoefend gedurende ten minste twee weken na de dag van aankondiging in de Staatscourant of na de verzending van de aankondiging aan de aandeelhouders.
9.5	Het voorkeursrecht kan worden beperkt of uitgesloten bij besluit van de Algemene Vergadering of van het aangewezen vennootschapsorgaan zoals bedoeld in Artikel 8.1, indien dit vennootschapsorgaan daartoe bij besluit van de Algemene Vergadering voor een bepaalde duur van ten hoogste vijf jaren is aangewezen. De aanwijzing kan telkens voor niet langer dan vijf jaren worden verlengd. Tenzij bij de aanwijzing anders is bepaald, kan zij niet worden ingetrokken. Zolang en voor zover een ander vennootschapsorgaan bevoegd is te besluiten om het voorkeursrecht te beperken of uit te sluiten, is de Algemene Vergadering daartoe niet bevoegd.
9.6	Voor een besluit van de Algemene Vergadering tot beperking of uitsluiting van het voorkeursrecht of tot aanwijzing zoals bedoeld in Artikel 9.5 is een meerderheid van ten minste twee derden der uitgebrachte stemmen vereist, indien minder dan de helft van het geplaatste kapitaal in de vergadering is vertegenwoordigd.
9.7	De voorgaande bepalingen van dit Artikel 9 zijn van overeenkomstige toepassing op het verlenen van rechten tot het nemen van aandelen, maar zijn niet van toepassing op het uitgeven van aandelen aan iemand die een voordien reeds verkregen recht tot het nemen van aandelen uitoefent.

AANDELEN - STORTING

Artikel 10

10.1	Onverminderd het bepaalde in artikel 2:80 lid 2 BW, moet bij het nemen van het aandeel daarop het nominale bedrag worden gestort alsmede, indien het aandeel voor een hoger bedrag wordt genomen, het verschil tussen die bedragen.
10.2	Storting op een aandeel moet in geld geschieden voor zover niet een andere inbreng is overeengekomen.
10.3	Storting in een valuta anders dan in euro kan slechts geschieden met toestemming van de Vennootschap. Met een dergelijke storting wordt aan de stortingsplicht voldaan voor het bedrag waartegen het gestorte bedrag vrijelijk in euro kan worden gewisseld. De wisselkoers op de dag van de storting is bepalend.

AANDELEN - STEUNVERBOD

Artikel 11

11.1	De Vennootschap mag niet, met het oog op het nemen of verkrijgen door anderen van aandelen in haar kapitaal of van certificaten daarvan, zekerheid stellen, een koersgarantie geven, zich op andere wijze sterk maken of zich hoofdelijk of anderszins naast of voor anderen verbinden. Dit verbod geldt ook voor Dochtermaatschappijen.
11.2	De Vennootschap en haar Dochtermaatschappijen mogen niet, met het oog op het nemen of verkrijgen door anderen van aandelen in het kapitaal van de Vennootschap of van certificaten daarvan, leningen verstrekken, tenzij het Bestuur daartoe besluit en met inachtneming van artikel 2:98c BW.
11.3	De voorgaande bepalingen van dit Artikel 11 gelden niet, indien aandelen of certificaten van aandelen worden genomen of verkregen door of voor werknemers in dienst van de Vennootschap of van een Groepsmaatschappij.

AANDELEN - VERKRIJGING VAN EIGEN AANDELEN

Artikel 12

12.1	Verkrijging door de Vennootschap van niet volgestorte aandelen in haar kapitaal is nietig.
12.2	Volgestorte eigen aandelen mag de Vennootschap slechts verkrijgen om niet of indien en voor zover de Algemene Vergadering het Bestuur daartoe heeft gemachtigd en overigens is voldaan aan de betreffende wettelijke vereisten van artikel 2:98 BW.
12.3	Een machtiging zoals bedoeld in Artikel 12.2 geldt voor ten hoogste achttien maanden. De Algemene Vergadering bepaalt in de machtiging hoeveel aandelen mogen worden verkregen, hoe zij mogen worden verkregen en tussen welke grenzen de prijs moet liggen. De machtiging is niet vereist, voor de verkrijging door de Vennootschap van eigen gewone aandelen om, krachtens een voor hen geldende regeling, over te dragen aan werknemers in dienst van de Vennootschap of van een Groepsmaatschappij, mits die gewone aandelen zijn opgenomen in de prijscourant van een beurs.
12.4	Onverminderd het bepaalde in de Artikelen 12.1 tot en met 12.3, mag de Vennootschap eigen aandelen verkrijgen tegen betaling in geld of in natura. Ingeval van betaling in natura, dient de waarde daarvan, zoals bepaald door het Bestuur, binnen de door de Algemene Vergadering bepaalde grenzen te liggen zoals bedoeld in Artikel 12.3.

12.5	De voorgaande bepalingen van dit Artikel 12 gelden niet voor aandelen die de Vennootschap onder algemene titel verkrijgt.
12.6	Onder het begrip aandelen in dit Artikel 12 zijn certificaten daarvan begrepen.

AANDELEN - KAPITAALVERMINDERING

Artikel 13

13.1	De Algemene Vergadering kan besluiten tot vermindering van het geplaatste kapitaal van de Vennootschap door intrekking van aandelen of door het bedrag van aandelen bij statutenwijziging te verminderen. In dit besluit moeten de aandelen waarop het besluit betrekking heeft, worden aangewezen en moet de uitvoering van het besluit zijn geregeld.
13.2	Een besluit tot intrekking van aandelen kan slechts betreffen:
a.	aandelen die de Vennootschap zelf houdt of waarvan zij de certificaten houdt; en
b.	alle aandelen met verhoogd stemrecht met terugbetaling van de daarop gestorte bedragen.
13.3	Voor een besluit tot kapitaalvermindering is vereist een voorafgaand of gelijktijdig goedkeurend besluit vereist van elke Soortvergadering van aandelen aan wier rechten afbreuk wordt gedaan. Echter, indien een dergelijk besluit betrekking heeft op aandelen met verhoogd stemrecht, is voor dat besluit altijd een voorafgaand of gelijktijdig goedkeurend besluit vereist van de betreffende Soortvergadering.
13.4	Voor een besluit van de Algemene Vergadering tot kapitaalvermindering is een meerderheid van ten minste twee derden der uitgebrachte stemmen vereist, indien minder dan de helft van het geplaatste kapitaal in de vergadering is vertegenwoordigd. De vorige zin is van overeenkomstige toepassing op een besluit zoals bedoeld in Artikel 13.3.

AANDELEN - VEREISTEN VOOR UITGIFTE EN LEVERING

Artikel 14

14.1	Onverminderd het bepaalde in de artikelen 2:86c, 10:138, 10:140 en 10:141 BW, is voor de uitgifte of levering van een aandeel of het vestigen van een beperkt recht daarop vereist een daartoe bestemde ten overstaan van een in Nederland standplaats hebbende notaris verleden akte waarbij de betrokkenen partij zijn.
14.2	De erkenning geschiedt in de akte, of anderszins zoals wettelijk bepaald.
14.3	Zolang een of meer gewone aandelen zijn toegelaten tot de handel op de New York Stock Exchange, de NASDAQ Stock Market of een andere gereglementeerde effectenbeurs die in de Verenigde Staten van Amerika wordt geëxploiteerd, wordt het goederenrechtelijke regime van de gewone aandelen die zijn opgenomen in het register dat door de betreffende transfer agent wordt bijgehouden, beheerst door het recht van de Staat New York, Verenigde Staten van Amerika, onverminderd de toepasselijke bepalingen van afdelingen 4 en 5 van titel 10 van Boek 10 BW.

AANDELEN - VRUCHTGEBRUIK EN PANDRECHT

Artikel 15

15.1	Op aandelen kan een vruchtgebruik of pandrecht worden gevestigd. De vestiging van een pandrecht op aandelen met verhoogd stemrecht vereist de voorafgaande goedkeuring van het Bestuur.
15.2	De betreffende aandeelhouder heeft het stemrecht op de aandelen waarop een vruchtgebruik of pandrecht is gevestigd.

15.3	In afwijking van Artikel 15.2:
a.	komt het stemrecht toe aan de vruchtgebruiker of pandhouder van gewone aandelen, indien zulks bij de vestiging van het vruchtgebruik of pandrecht is bepaald; en
b.	komt het stemrecht toe aan de vruchtgebruiker of pandhouder van aandelen met verhoogd stemrecht of preferente aandelen, indien zulks bij de vestiging van het vruchtgebruik of pandrecht is bepaald en de bepaling is goedgekeurd door het Bestuur.
15.4	De vruchtgebruiker en pandhouder die geen stemrecht heeft, heeft geen Vergaderrecht.

AANDELEN - BLOKKERINGSREGELING

Artikel 16

16.1	Een overdracht van aandelen met verhoogd stemrecht of preferente aandelen vereist de voorafgaande goedkeuring van het Bestuur. Een aandeelhouder die aandelen met verhoogd stemrecht en/of preferente aandelen wil overdragen (Verzoekende Aandeelhouder) dient eerst het Bestuur om goedkeuring te verzoeken voor een overdracht van de betreffende aandelen met verhoogd stemrecht en/of preferente aandelen (Overdrachtsaandelen). Een overdracht van gewone aandelen is niet onderhevig aan deze statutaire blokkeringsregeling.
16.2	Een overdracht van Overdrachtsaandelen dient plaats te vinden binnen drie maanden nadat de goedkeuring door het Bestuur is verleend of wordt geacht te zijn verleend op grond van Artikel 16.3.
16.3	De goedkeuring wordt geacht door het Bestuur te zijn verleend:
a.	indien het Bestuur geen besluit heeft genomen om de goedkeuring te verlenen of te weigeren binnen drie maanden nadat de Vennootschap het verzoek tot goedkeuring heeft ontvangen; of
b.	indien het Bestuur, bij het weigeren van de goedkeuring, geen opgave doet aan de Verzoekende Aandeelhouder van de identiteit van een of meer gegadigden die bereid zijn de betreffende Overdrachtsaandelen te kopen.
16.4	Indien het Bestuur de goedkeuring weigert en opgave doet aan de Verzoekende Aandeelhouder van de identiteit van een of meer gegadigden, dient de Verzoekende Aandeelhouder het Bestuur binnen twee weken na ontvangst van die opgave te informeren of:
a.	hij zijn verzoek tot goedkeuring intrekt, in welk geval de Verzoekende Aandeelhouder de betreffende Overdrachtsaandelen niet kan overdragen; of
b.	hij de gegadigde(n) accepteert, in welk geval de Verzoekende Aandeelhouder onverwijld in onderhandelingen zal treden met de gegadigde(n) over de voor de betreffende Overdrachtsaandelen te betalen prijs.

Indien de Verzoekende Aandeelhouder het Bestuur niet tijdig informeert omtrent zijn keuze, wordt hij geacht zijn verzoek tot goedkeuring te hebben ingetrokken, in welk geval de Verzoekende Aandeelhouder de betreffende Overdrachtsaandelen niet kan overdragen.

16.5	Indien overeenstemming wordt bereikt in de onderhandelingen bedoeld in Artikel 16.4 onderdeel b. binnen twee weken na het einde van de periode bedoeld in Artikel 16.4, worden de betreffende Overdrachtsaandelen binnen drie maanden nadat overeenstemming werd bereikt, overgedragen tegen de overeengekomen prijs. Indien niet tijdig overeenstemming wordt bereikt in deze onderhandelingen:
a.	zal de Verzoekende Aandeelhouder het Bestuur daarvan onverwijld kennis geven; en
b.	zal de voor de betreffende Overdrachtsaandelen te betalen prijs gelijk zijn aan de waarde daarvan, zoals vastgesteld door een of meer onafhankelijke deskundigen die door de Verzoekende Aandeelhouder en de gegadigde(n) in onderlinge overeenstemming worden benoemd.
16.6	Indien geen overeenstemming wordt bereikt over de benoeming van de onafhankelijke deskundige(n) zoals bedoeld in Artikel 16.5 onderdeel b. binnen twee weken na het einde van de periode bedoeld in Artikel 16.5:
a.	zal de Verzoekende Aandeelhouder het Bestuur daarvan onverwijld kennis geven; en
b.	zal de Verzoekende Aandeelhouder de voorzitter van de rechtbank van het arrondissement waar de Vennootschap haar statutaire zetel heeft onverwijld verzoeken om drie onafhankelijke deskundigen te benoemen om de waarde van de betreffende Overdrachtsaandelen vast te stellen.
16.7	Indien en wanneer de waarde van de betreffende Overdrachtsaandelen is vastgesteld door de onafhankelijke deskundige(n), ongeacht of hij/zij in onderlinge overeenstemming of door de president van de betreffende rechtbank is/zijn benoemd, zal de Verzoekende Aandeelhouder het Bestuur onverwijld kennis geven van de aldus vastgestelde waarde. Het Bestuur zal vervolgens de gegadigde(n) onverwijld kennis geven van die waarde, waarna de/iedere gegadigde zich terug mag trekken uit de verkoopprocedure door daarvan binnen twee weken kennis te geven aan het Bestuur.
16.8	Indien een gegadigde zich terugtrekt uit de verkoopprocedure overeenkomstig Artikel 16.7, zal het Bestuur:
a.	daarvan onverwijld kennis geven aan de Verzoekende Aandeelhouder en de andere gegadigde(n), voor zover die er zijn; en
b.	de/iedere andere gegadigde, voor zover die er zijn, de gelegenheid bieden om binnen twee weken kennis te geven aan het Bestuur en de Verzoekende Aandeelhouder van zijn bereidheid om de betreffende als gevolg van de terugtrekking vrijgekomen Overdrachtsaandelen te kopen tegen de door de onafhankelijke deskundige(n) vastgestelde prijs (waarbij het Bestuur bevoegd is om, te zijner discretie, de verdeling van die Overdrachtsaandelen tussen dergelijke bereidwillige gegadigde(n) te bepalen).
16.9	Indien aan het Bestuur is gebleken dat alle betreffende Overdrachtsaandelen kunnen worden overgedragen aan een of meer gegadigden tegen de door de onafhankelijke deskundige(n) vastgestelde prijs, zal het Bestuur daarvan onverwijld kennis geven aan de Verzoekende Aandeelhouder en de betreffende gegadigde(n). Binnen drie maanden na verzending van die kennisgeving dient de overdracht van de betreffende Overdrachtsaandelen te geschieden.
16.10	Indien aan het Bestuur is gebleken dat alle betreffende Overdrachtsaandelen niet kunnen worden overgedragen aan een of meer gegadigden tegen de door de onafhankelijke deskundige(n) vastgestelde prijs:
a.	zal het Bestuur daarvan onverwijld kennis geven aan de Verzoekende Aandeelhouder; en
b.	mag de Verzoekende Aandeelhouder alle betreffende Overdrachtsaandelen vrijelijk overdragen, mits die overdracht geschiedt binnen drie maanden na ontvangst van de kennisgeving bedoeld in onderdeel a.

16.11	De Vennootschap kan slechts met instemming van de Verzoekende Aandeelhouder gegadigde zijn onder dit Artikel 16.
16.12	Alle kennisgevingen op grond van dit Artikel 16 geschieden schriftelijk.
16.13	De voorgaande bepalingen van dit Artikel 16 gelden niet:
a.	voor zover een aandeelhouder met aandelen met verhoogd stemrecht en/of preferente aandelen krachtens de wet tot overdracht van dergelijke aandelen aan een eerdere houder verplicht is;
b.	ingeval van een overdracht ter uitwinning van een pandrecht op grond van artikel 3:248 BW juncto artikel 3:250 of 3:251 BW; of
c.	ingeval van een overdracht aan de Vennootschap, behoudens het geval dat de Vennootschap handelt als gegadigde op grond van Artikel 16.11.
16.14	Dit Artikel 16 is van overeenkomstige toepassing ingeval van een overdracht van rechten tot het nemen van aandelen met verhoogd stemrecht of preferente aandelen.

BESTUUR - SAMENSTELLING

Artikel 17

17.1	De Vennootschap heeft een Bestuur dat bestaat uit een of meer Bestuurders. Het Bestuur bestaat uit natuurlijke personen.
17.2	De Raad van Commissarissen bepaalt het aantal Bestuurders.
17.3	De Raad van Commissarissen benoemt één Bestuurder als CEO. De Raad van Commissarissen kan de CEO ontslaan, met dien verstande dat de aldus ontslagen CEO vervolgens zijn termijn als Bestuurder voortzet zonder de titel van CEO te hebben.
17.4	Ingeval van ontstentenis of belet van een Bestuurder, kan hij tijdelijk worden vervangen door een daartoe door het Bestuur aangewezen persoon en, tot dat moment, is/zijn de overige Bestuurder(s) belast met het bestuur van de Vennootschap. Ingeval van ontstentenis of belet van alle Bestuurders, komt het bestuur van de Vennootschap toe aan de Raad van Commissarissen. Degene(n) die aldus met het bestuur van de Vennootschap is/zijn belast, kan/kunnen een of meer andere personen aanwijzen als zijnde belast met het bestuur van de Vennootschap in plaats van, of tezamen met, die perso(o)n(en).
17.5	Een Bestuurder wordt geacht belet te zijn zoals bedoeld in Artikel 17.4:
a.	gedurende het bestaan van een vacature in het Bestuur, waaronder begrepen als gevolg van:
i.	zijn overlijden;
ii.	zijn ontslag door de Algemene Vergadering, anders dan op voorstel van de Raad van Commissarissen;
iii.	zijn vrijwillig ontslag voordat zijn benoemingstermijn is verstreken; of
iv.	het niet worden herbenoemd door de Algemene Vergadering, ondanks een daartoe strekkende (bindende) voordracht van de Raad van Commissarissen, met dien verstande dat de Raad van Commissarissen te allen tijde kan besluiten tot verlaging van het aantal Bestuurders opdat er niet langer een vacature bestaat;

b.	gedurende zijn schorsing;
c.	gedurende een periode waarin de Vennootschap niet in staat is geweest om met hem in contact te komen (waaronder begrepen als gevolg van ziekte), mits die periode langer duurt dan vijf opeenvolgende dagen (of een andere door de Raad van Commissarissen op basis van de omstandigheden van het geval te bepalen periode); of
d.	in verband met en gedurende de beraadslaging en besluitvorming van het Bestuur over onderwerpen waarvan hij verklaard heeft, of waarvan de Raad van Commissarissen vastgesteld heeft, dat hij een tegenstrijdig belang heeft zoals bedoeld in Artikel 20.6.

BESTUUR - BENOEMING, SCHORSING EN ONTSLAG

Artikel 18

18.1	De Algemene Vergadering benoemt de Bestuurders en kan een Bestuurder te allen tijde schorsen of ontslaan. Voorts is de Raad van Commissarissen bevoegd iedere Bestuurder te allen tijde te schorsen. De schorsing door de Raad van Commissarissen kan te allen tijde door de Algemene Vergadering worden opgeheven.
18.2	De benoeming van een Bestuurder door de Algemene Vergadering geschiedt uitsluitend op voordracht van de Raad van Commissarissen. De Algemene Vergadering kan echter aan zodanige voordracht steeds het bindend karakter ontnemen bij een besluit genomen met twee derden van de uitgebrachte stemmen, die meer dan de helft van het geplaatste kapitaal vertegenwoordigen. Indien het bindend karakter aan een voordracht wordt ontnomen doet de Raad van Commissarissen een nieuwe voordracht. Indien de voordracht één kandidaat voor een te vervullen plaats bevat, heeft een besluit over de voordracht tot gevolg dat de kandidaat is benoemd, tenzij het bindend karakter aan de voordracht wordt ontnomen. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.
18.3	In een Algemene Vergadering kan een besluit tot benoeming van een Bestuurder slechts worden genomen met betrekking tot kandidaten van wie de namen daartoe zijn opgenomen in de agenda voor die Algemene Vergadering of in de toelichting daarop.
18.4	Een besluit van de Algemene Vergadering tot schorsing of ontslag van een Bestuurder vereist een meerderheid van ten minste twee derden van de uitgebrachte stemmen, die meer dan de helft van het geplaatste kapitaal vertegenwoordigen, tenzij het besluit wordt genomen op voorstel van de Raad van Commissarissen. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.
18.5	Indien een Bestuurder wordt geschorst en de Algemene Vergadering niet binnen drie maanden na de datum van die schorsing besluit om hem te ontslaan, eindigt de schorsing.

BESTUUR - TAKEN EN ORGANISATIE

Artikel 19

19.1	Behoudens beperkingen volgens deze statuten is het Bestuur belast met het besturen van de Vennootschap. Daaronder is in ieder geval begrepen het bepalen van het beleid en de strategie van de Vennootschap. Bij de vervulling van hun taak richten de Bestuurders zich naar het belang van de Vennootschap en de met haar verbonden onderneming, met inachtneming van Artikel 4.

19.2	Het Bestuur stelt een Bestuursreglement op met betrekking tot zijn organisatie, besluitvorming en andere interne zaken, met inachtneming van deze statuten. Bij de vervulling van hun taak handelen de Bestuurders overeenkomstig het Bestuursreglement.
19.3	Het Bestuur kan de rechtshandelingen zoals bedoeld in artikel 2:94 lid 1 BW verrichten zonder voorafgaande goedkeuring van de Algemene Vergadering.

BESTUUR - BESLUITVORMING

Artikel 20

20.1	Onverminderd het bepaalde in Artikel 20.5, heeft iedere Bestuurder een stem in de besluitvorming van het Bestuur.
20.2	Een Bestuurder kan voor de beraadslaging en besluitvorming van het Bestuur worden vertegenwoordigd door een andere Bestuurder die daartoe een schriftelijke volmacht heeft.
20.3	Besluiten van het Bestuur worden, ongeacht of dit in een vergadering of anderszins geschiedt, met Volstrekte Meerderheid genomen tenzij het Bestuursreglement anders bepaalt.
20.4	Ongeldige stemmen, blanco stemmen en stemonthoudingen worden geacht niet te zijn uitgebracht. Bij de vaststelling in hoeverre Bestuurders aanwezig of vertegenwoordigd zijn in een vergadering van het Bestuur, worden Bestuurders die een ongeldige of blanco stem hebben uitgebracht of die zich hebben onthouden van stemmen wel meegerekend.
20.5	Ingeval van een staking van stemmen in het Bestuur, heeft de CEO een doorslaggevende stem, mits er ten minste drie Bestuurders in functie zijn. In andere gevallen komt het betreffende besluit niet tot stand.
20.6	Een Bestuurder neemt niet deel aan de beraadslaging en besluitvorming van het Bestuur indien hij daarbij een direct of indirect persoonlijk belang heeft dat tegenstrijdig is met het belang van de Vennootschap en de met haar verbonden onderneming. Wanneer hierdoor geen besluit door het Bestuur kan worden genomen, wordt het besluit genomen door de Raad van Commissarissen.
20.7	Vergaderingen van het Bestuur kunnen middels audio-communicatiefaciliteiten worden gehouden tenzij een Bestuurder daartegen bezwaar maakt.
20.8	Besluiten van het Bestuur kunnen, in plaats van in een vergadering, schriftelijk worden genomen, mits alle Bestuurders bekend zijn met het te nemen besluit en geen van hen tegen deze wijze van besluitvorming bezwaar maakt. De Artikelen 20.1 tot en met 20.6 zijn van overeenkomstige toepassing.
20.9	Aan de goedkeuring van de Raad van Commissarissen zijn onderworpen de besluiten van het Bestuur omtrent:
a.	het doen van een voorstel aan de Algemene Vergadering omtrent:
i.	de uitgifte van aandelen of het verlenen van rechten tot het nemen van aandelen;
ii.	het beperken of uitsluiten van het voorkeursrecht;
iii.	het doen van een aanwijzing of het verlenen van een machtiging zoals bedoeld in de Artikelen 8.1, 9.5 respectievelijk 12.2, of de herroeping of intrekking van een dergelijke aanwijzing of machtiging;
iv.	het verminderen van het geplaatste kapitaal van de Vennootschap;
v.	het doen van een uitkering ten laste van de winst of reserves van de Vennootschap;
vi.	het bepalen dat een uitkering geheel of deels in de vorm van aandelen in het kapitaal van de Vennootschap of in natura wordt gedaan, in plaats van in geld te worden gedaan;

vii.	het wijzigen van deze statuten;
viii.	het aangaan van een fusie of splitsing;
ix.	het geven van opdracht aan het Bestuur tot het doen van aangifte tot faillietverklaring van Vennootschap; en
x.	de ontbinding van de Vennootschap;
b.	de uitgifte van aandelen of het verlenen van rechten tot het nemen van aandelen, anders dan in de uitvoering van de participatieregelingen (equity incentive plans) van de Vennootschap;
c.	het beperken of uitsluiten van het voorkeursrecht;
d.	de verkrijging door de Vennootschap van eigen aandelen, waaronder begrepen het bepalen van de waarde van een betaling in natura bij een dergelijke verkrijging zoals bedoeld in Artikel 12.4;
e.	het verlenen van goedkeuring voor de vestiging van een pandrecht zoals bedoeld in Artikel 15.1;
f.	het verlenen van goedkeuring voor een overdracht zoals bedoeld in Artikel 16.1;
g.	het opstellen of wijzigen van het Bestuursreglement;
h.	het verrichten van de rechtshandelingen zoals bedoeld in Artikel 19.3 en 20.10;
i.	het ten laste van de reserves van de Vennootschap brengen van bedragen die op aandelen moeten worden gestort zoals bedoeld in Artikel 38.3;
j.	het doen van een tussentijdse uitkering; en
k.	zodanige andere besluiten van het Bestuur als de Raad van Commissarissen in een daartoe strekkend besluit heeft bepaald en waarvan kennis is gegeven aan het Bestuur.
20.10	Aan de goedkeuring van de Algemene Vergadering zijn onderworpen de besluiten van het Bestuur omtrent een belangrijke verandering van de identiteit of het karakter van de Vennootschap of de onderneming, waaronder in ieder geval:
a.	overdracht van de onderneming of vrijwel de gehele onderneming aan een derde;
b.	het aangaan of verbreken van duurzame samenwerking van de Vennootschap of een Dochtermaatschappij met een andere rechtspersoon of vennootschap dan wel als volledig aansprakelijke vennote in een commanditaire vennootschap of vennootschap onder firma, indien deze samenwerking of verbreking van ingrijpende betekenis is voor de Vennootschap; en
c.	het nemen of afstoten van een deelneming in het kapitaal van een vennootschap ter waarde van ten minste een derde van het bedrag van de activa volgens de balans met toelichting of, indien de Vennootschap een geconsolideerde balans opstelt, volgens de geconsolideerde balans met toelichting volgens de laatst vastgestelde jaarrekening van de Vennootschap, door haar of een Dochtermaatschappij.
20.11	Het ontbreken van de goedkeuring van de Raad van Commissarissen of de Algemene Vergadering op een besluit als bedoeld in de Artikelen 20.9 respectievelijk 20.10 leidt tot nietigheid van het betreffende besluit op grond van artikel 2:14 lid 1 BW, maar tast de vertegenwoordigingsbevoegdheid van het Bestuur of de Bestuurders niet aan.

BESTUUR - BEZOLDIGING

Artikel 21

21.1	Het beleid op het terrein van bezoldiging van het Bestuur wordt vastgesteld door de Algemene Vergadering met inachtneming van de relevante wettelijke vereisten.
21.2	De bezoldiging van Bestuurders wordt, met inachtneming van het beleid bedoeld in Artikel 21.1, vastgesteld door de Raad van Commissarissen.
21.3	De Raad van Commissarissen legt ten aanzien van regelingen voor de bezoldiging van het Bestuur in de vorm van aandelen of rechten tot het nemen van aandelen een voorstel ter goedkeuring voor aan de Algemene Vergadering. In het voorstel moet ten minste zijn bepaald hoeveel aandelen of rechten tot het nemen van aandelen aan het Bestuur mogen worden toegekend en welke criteria gelden voor toekenning of wijziging. Het ontbreken van de goedkeuring van de Algemene Vergadering tast de vertegenwoordigingsbevoegdheid niet aan.

BESTUUR - VERTEGENWOORDIGING

Artikel 22

22.1	Het Bestuur vertegenwoordigt de Vennootschap.
22.2	De bevoegdheid tot vertegenwoordiging van de Vennootschap komt mede toe aan:
a.	de CEO zelfstandig handelend; en
b.	iedere twee gezamenlijk handelende Bestuurders.
22.3	De Vennootschap kan voorts worden vertegenwoordigd door een houder van een daartoe strekkende volmacht. Indien de Vennootschap een volmacht verleent aan een natuurlijke persoon kan het Bestuur een geschikte titel toekennen aan die persoon.

RAAD VAN COMMISSARISSEN - SAMENSTELLING

Artikel 23

23.1	De Vennootschap heeft een Raad van Commissarissen die bestaat uit een of meer Commissarissen. De Raad van Commissarissen bestaat uit natuurlijke personen.
23.2	De Raad van Commissarissen bepaalt het aantal Commissarissen.
23.3	De Raad van Commissarissen benoemt een Commissaris als de Voorzitter. De Raad van Commissarissen kan de Voorzitter ontslaan, met dien verstande dat de aldus ontslagen Voorzitter vervolgens zijn termijn als Commissaris voortzet zonder de titel van Voorzitter te hebben.
23.4	Ingeval van ontstentenis of belet van een Commissaris, kan hij tijdelijk worden vervangen door een daartoe door de Raad van Commissarissen aangewezen persoon en, tot dat moment, is/zijn de andere Commissaris(sen) belast met het toezicht op de Vennootschap. Ingeval van ontstentenis of belet van alle Commissarissen, komt het toezicht op de Vennootschap toe aan de gewezen Commissaris die meest recentelijk ophield in functie te zijn als de Voorzitter, mits hij bereid en in staat is om die functie te accepteren, die een of meer andere personen kan aanwijzen als zijnde belast met het toezicht op de Vennootschap (in plaats van, of tezamen met, die gewezen Commissaris). Degene(n) die belast is/zijn met het toezicht op de Vennootschap op grond van de vorige volzin houdt/houden op die functie te vervullen wanneer de Algemene Vergadering een of meer personen als Commissaris(sen) heeft benoemd. Artikel 17.5 is van overeenkomstige toepassing.

RAAD VAN COMMISSARISSEN - BENOEMING, SCHORSING EN ONTSLAG

Artikel 24

24.1	De Algemene Vergadering benoemt de Commissarissen en kan een Commissaris te allen tijde schorsen of ontslaan.
24.2	De benoeming van een Commissaris door de Algemene Vergadering geschiedt op bindende voordracht van de Raad van Commissarissen.

De Algemene Vergadering kan echter aan iedere zodanige voordracht steeds het bindend karakter ontnemen bij een besluit genomen met twee derden van de uitgebrachte stemmen, die meer dan de helft van het geplaatste kapitaal vertegenwoordigen. Indien het bindend karakter aan een voordracht wordt ontnomen doet de Raad van Commissarissen een nieuwe voordracht. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.

24.3	Bij een voordracht tot benoeming van een Commissaris worden van de kandidaat medegedeeld:
a.	zijn leeftijd en beroep;
b.	het bedrag aan door hem gehouden aandelen in het kapitaal van de Vennootschap;
c.	de betrekkingen die hij bekleedt of die hij heeft bekleed voor zover die van belang zijn in verband met de vervulling van de taak van een Commissaris; en
d.	aan welke rechtspersonen hij reeds als commissaris of als niet uitvoerende bestuurder is verbonden; indien zich daaronder rechtspersonen bevinden, die tot een zelfde groep behoren, kan met de aanduiding van de groep worden volstaan.

De voordracht wordt gemotiveerd. Bij herbenoeming wordt rekening gehouden met de wijze waarop de kandidaat zijn taak als Commissaris heeft vervuld.

24.4	In een Algemene Vergadering kan een besluit tot benoeming van een Commissaris slechts worden genomen met betrekking tot kandidaten van wie de namen daartoe zijn opgenomen in de agenda voor die Algemene Vergadering of in de toelichting daarop.
24.5	Een besluit van de Algemene Vergadering tot schorsing of ontslag van een Commissaris vereist een meerderheid van ten minste twee derden van de uitgebrachte stemmen, die meer dan de helft van het geplaatste kapitaal vertegenwoordigen, tenzij het besluit wordt genomen op voorstel van de Raad van Commissarissen. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.
24.6	Indien een Commissaris wordt geschorst en de Algemene Vergadering niet binnen drie maanden na de datum van die schorsing besluit om hem te ontslaan, eindigt de schorsing.

RAAD VAN COMMISSARISSEN - TAKEN EN ORGANISATIE

Artikel 25

25.1	De Raad van Commissarissen heeft tot taak toezicht te houden op het beleid van het Bestuur en op de algemene gang van zaken in de Vennootschap en de met haar verbonden onderneming. Hij staat het Bestuur met raad ter zijde. Bij de vervulling van hun taak richten de Commissarissen zich naar het belang van de Vennootschap en de met haar verbonden onderneming, met inachtneming van Artikel 4.

25.2	Het Bestuur verschaft de Raad van Commissarissen tijdig de voor de uitoefening van diens taak noodzakelijke gegevens. Het Bestuur stelt ten minste een keer per jaar de Raad van Commissarissen schriftelijk op de hoogte van de hoofdlijnen van het strategisch beleid, de algemene en financiële risico's en het beheers- en controlesysteem van de Vennootschap.
25.3	De Raad van Commissarissen stelt een RvC Reglement op met betrekking tot zijn organisatie, besluitvorming en andere interne zaken, met inachtneming van deze statuten. Bij de vervulling van hun taak handelen de Commissarissen overeenkomstig het RvC Reglement.
25.4	De Raad van Commissarissen stelt de commissies in die de Vennootschap verplicht is te hebben en voorts zodanige commissies als de Raad van Commissarissen passend acht. De Raad van Commissarissen stelt reglementen op (en/of stelt regels vast in het RvC Reglement) met betrekking tot de organisatie, besluitvorming en andere interne zaken betreffende zijn commissies.

RAAD VAN COMMISSARISSEN - BESLUITVORMING

Artikel 26

26.1	Onverminderd het bepaalde in Artikel 26.5, heeft iedere Commissaris een stem in de besluitvorming van de Raad van Commissarissen.
26.2	Een Commissaris kan voor de beraadslaging en besluitvorming van de Raad van Commissarissen worden vertegenwoordigd door een andere Commissaris die daartoe een schriftelijke volmacht heeft.
26.3	Besluiten van de Raad van Commissarissen worden, ongeacht of dit in een vergadering of anderszins geschiedt, met Volstrekte Meerderheid genomen tenzij het RvC Reglement anders bepaalt.
26.4	Ongeldige stemmen, blanco stemmen en stemonthoudingen worden geacht niet te zijn uitgebracht. Bij de vaststelling in hoeverre Commissarissen aanwezig of vertegenwoordigd zijn in een vergadering van de Raad van Commissarissen, worden Commissarissen die een ongeldige of blanco stem hebben uitgebracht of die zich hebben onthouden van stemmen wel meegerekend.
26.5	Ingeval van een staking van stemmen in de Raad van Commissarissen, heeft de Voorzitter een doorslaggevende stem, mits er ten minste drie Commissarissen in functie zijn. In andere gevallen komt het betreffende besluit niet tot stand.
26.6	Een Commissaris neemt niet deel aan de beraadslaging en besluitvorming van de Raad van Commissarissen indien hij daarbij een direct of indirect persoonlijk belang heeft dat tegenstrijdig is met het belang van de Vennootschap en de met haar verbonden onderneming. Wanneer hierdoor geen besluit door de Raad van Commissarissen kan worden genomen, kan het besluit niettemin worden genomen door de Raad van Commissarissen alsof geen van de Commissarissen een tegenstrijdig belang heeft zoals bedoeld in de vorige volzin.
26.7	Vergaderingen van de Raad van Commissarissen kunnen middels audio-communicatiefaciliteiten worden gehouden tenzij een Commissaris daartegen bezwaar maakt.
26.8	Besluiten van de Raad van Commissarissen kunnen, in plaats van in een vergadering, schriftelijk worden genomen, mits alle Commissarissen bekend zijn met het te nemen besluit en geen van hen tegen deze wijze van besluitvorming bezwaar maakt. De Artikelen 26.1 tot en met 26.6 zijn van overeenkomstige toepassing.

RAAD VAN COMMISSARISSEN - BEZOLDIGING

Artikel 27

De Algemene Vergadering kan aan de Commissarissen een bezoldiging toekennen.

VRIJWARING

Article 28

28.1	De Vennootschap zal iedere Gevrijwaarde Functionaris vrijwaren tegen en schadeloosstellen voor:
a.	alle door die Gevrijwaarde Functionaris geleden financiële verliezen of schade; en
b.	alle in redelijkheid door die Gevrijwaarde Functionaris betaalde of opgelopen kosten in verband met een dreigende, hangende of afgelopen rechtszaak, (rechts)vordering of juridische procedure van civiele, strafrechtelijke, bestuurlijke of andersoortige aard, formeel of informeel, waarin hij wordt betrokken, voor zover zulks betrekking heeft op zijn huidige of voormalige functie bij de Vennootschap en/of een Groepsmaatschappij en steeds voor zover toegelaten onder het toepasselijke recht.

28.2	Aan een Gevrijwaarde Functionaris komt geen vrijwaring toe:
a.	indien een bevoegde rechtbank of arbitragetribunaal heeft vastgesteld dat de handelingen of omissies van die Gevrijwaarde Functionaris die hebben geleid tot de financiële verliezen, schade, kosten, rechtszaak, (recht)vordering of juridische procedure zoals omschreven in Artikel 28.1 van onrechtmatige aard zijn (waaronder begrepen handelingen of omissies die geacht worden opzet, grove schuld, bewuste roekeloosheid en/of serieuze verwijtbaarheid te vormen die toerekenbaar is aan die Gevrijwaarde Functionaris) en die Gevrijwaarde Functionaris niet, of niet langer, de mogelijkheid heeft om daartegen beroep of cassatie in te stellen;
b.	voor zover diens financiële verliezen, schade en kosten gedekt worden onder een verzekering en de betreffende verzekeraar die financiële verliezen, schade en kosten heeft betaald of vergoed (of onherroepelijk heeft toegezegd dat te zullen doen);
c.	met betrekking tot procedures die door die Gevrijwaarde Functionaris tegen de Vennootschap worden ingesteld, behoudens procedures die worden ingesteld teneinde vrijwaring te vorderen die hem toekomt op grond van deze statuten, op grond van een door het Bestuur goedgekeurde overeenkomst tussen die Gevrijwaarde Functionaris en de Vennootschap of op grond van een verzekering die door de Vennootschap ten behoeve van die Gevrijwaarde Functionaris is afgesloten; of
d.	voor financiële verliezen, schade of kosten die zijn geleden of gemaakt in verband met het schikken van een procedure zonder de voorafgaande goedkeuring van de Vennootschap.
28.3	Het Bestuur kan aanvullende voorwaarden, vereisten en beperkingen stellen aan de vrijwaring zoals bedoeld in Artikel 28.1.

ALGEMENE VERGADERING - OPROEPEN EN HOUDEN VAN VERGADERINGEN

Artikel 29

29.1	Jaarlijks wordt ten minste een Algemene Vergadering gehouden. Deze jaarlijkse Algemene Vergadering wordt gehouden binnen zes maanden na afloop van het boekjaar van de Vennootschap.
29.2	Een Algemene Vergadering wordt voorts gehouden:
a.	binnen drie maanden nadat het voor het Bestuur aannemelijk is dat het eigen vermogen van de Vennootschap is gedaald tot een bedrag gelijk aan of lager dan de helft van het gestorte en opgevraagde deel van het kapitaal, ter bespreking van zo nodig te nemen maatregelen; en
b.	zo dikwijls als het Bestuur of de Raad van Commissarissen daartoe besluit.
29.3	Algemene Vergaderingen worden gehouden in de plaats waar de Vennootschap haar statutaire zetel heeft of in Arnhem, Assen, 's-Gravenhage, Haarlem, 's-Hertogenbosch, Groningen, Leeuwarden, Lelystad, Maastricht, Middelburg, Rotterdam, Schiphol (Haarlemmermeer), Utrecht of Zwolle.
29.4	Indien het Bestuur en de Raad van Commissarissen in gebreke zijn gebleven een Algemene Vergadering zoals bedoeld in de Artikelen 29.1 of 29.2 onderdeel a. te doen houden, kan iedere Vergadergerechtigde door de voorzieningenrechter van de rechtbank worden gemachtigd zelf daartoe over te gaan.
29.5	Een of meer Vergadergerechtigden die gezamenlijk ten minste het daartoe door de wet bepaalde gedeelte van het geplaatste kapitaal van de Vennootschap vertegenwoordigen, kunnen aan het Bestuur en aan de Raad van Commissarissen schriftelijk en onder nauwkeurige opgave van de te behandelen onderwerpen het verzoek richten een Algemene Vergadering bijeen te roepen. Indien noch het Bestuur noch de Raad van Commissarissen - daartoe in dit geval gelijkelijk bevoegd - de nodige maatregelen hebben getroffen, opdat de Algemene Vergadering binnen de betreffende wettelijke periode na het verzoek kon worden gehouden, kunnen de verzoekende Vergadergerechtigde(n) door de voorzieningenrechter van de rechtbank op zijn/hun verzoek worden gemachtigd tot de bijeenroeping van een Algemene Vergadering.
29.6	Een onderwerp, waarvan de behandeling schriftelijk is verzocht door een of meer Vergadergerechtigden die alleen of gezamenlijk ten minste het daartoe door de wet bepaalde gedeelte van het geplaatste kapitaal van de Vennootschap vertegenwoordigen, wordt opgenomen in de oproeping of op dezelfde wijze aangekondigd indien de Vennootschap het met redenen omklede verzoek of een voorstel voor een besluit niet later dan op de zestigste dag voor die van de Algemene Vergadering heeft ontvangen.
29.7	Vergadergerechtigden die hun rechten zoals omschreven in de Artikelen 29.5 en 29.6 willen uitoefenen, zijn verplicht om daaromtrent eerst in overleg te treden met het Bestuur. Het Bestuur heeft in dat verband het recht om iedere bedenktijd of responstijd in te roepen waarin het toepasselijke recht en/of de Nederlandse Corporate Governance Code voorziet en Vergadergerechtigden zijn verplicht dat recht te respecteren.
29.8	De oproeping van een Algemene Vergadering geschiedt met inachtneming van de betreffende wettelijke minimale oproepingstermijn.
29.9	Tot de Algemene Vergadering worden alle Vergadergerechtigden opgeroepen overeenkomstig het toepasselijke recht. De houders van aandelen op naam kunnen worden opgeroepen tot de Algemene Vergadering door middel van oproepingsbrieven gericht aan de adressen van die aandeelhouders overeenkomstig Artikel 6.6. De vorige volzin doet geen afbreuk aan de mogelijkheid om een oproeping langs elektronische weg toe te zenden overeenkomstig artikel 2:113 lid 4 BW.

ALGEMENE VERGADERING - PROCEDURELE REGELS

Artikel 30

30.1	De Algemene Vergadering wordt voorgezeten door een van de volgende personen, met inachtneming van de onderstaande volgorde:
a.	door de Voorzitter, indien er een Voorzitter is en deze aanwezig is op de Algemene Vergadering;
b.	door een andere Commissaris die door de op de Algemene Vergadering aanwezige Commissarissen uit hun midden wordt gekozen;
c.	door de CEO;
d.	door een andere Bestuurder die door de op de Algemene Vergadering aanwezige Bestuurders uit hun midden wordt gekozen; of
e.	door een andere door de Algemene Vergadering aangewezen persoon.

De persoon die de Algemene Vergadering zou voorzitten op grond van de onderdelen a. tot en met e. kan een andere persoon aanwijzen om, in zijn plaats, de Algemene Vergadering voor te zitten.

30.2	De voorzitter van de Algemene Vergadering wijst een andere op de Algemene Vergadering aanwezige persoon aan om als secretaris op te treden en de verhandelingen op de Algemene Vergadering te notuleren. De notulen van een Algemene Vergadering worden vastgesteld door de voorzitter van die Algemene Vergadering of door het Bestuur. Indien een proces-verbaal-akte van de verhandelingen wordt opgesteld door een notaris, hoeven er geen notulen te worden opgesteld. Iedere Bestuurder en Commissaris kan opdracht geven aan een notaris om een dergelijke proces-verbaal-akte op te stellen op kosten van de Vennootschap.
30.3	De voorzitter van de Algemene Vergadering beslist over de toelating tot de Algemene Vergadering van personen anders dan:
a.	de personen die Vergaderrecht hebben in die Algemene Vergadering, of hun gevolmachtigden; en
b.	zij die op andere gronden een wettelijk recht hebben om die Algemene Vergadering bij te wonen.
30.4	De houder van een schriftelijke volmacht van een Vergadergerechtigde die het recht heeft om een Algemene Vergadering bij te wonen, wordt slechts tot die Algemene Vergadering toegelaten indien de volmacht door de voorzitter van die Algemene Vergadering aanvaardbaar wordt geacht.
30.5	De Vennootschap kan verlangen dat een persoon, voordat hij wordt toegelaten tot een Algemene Vergadering, zichzelf door middel van een geldig paspoort of rijbewijs identificeert en/of wordt onderworpen aan zodanige veiligheidsmaatregelen als de Vennootschap onder de gegeven omstandigheden passend acht. Aan personen die niet aan deze vereisten voldoen, mag de toegang tot de Algemene Vergadering worden geweigerd.
30.6	De voorzitter van de Algemene Vergadering heeft het recht om een persoon uit de Algemene Vergadering te zetten indien de voorzitter meent dat die persoon het ordelijk verloop van de Algemene Vergadering verstoort.
30.7	De Algemene Vergadering mag in een andere taal dan het Nederlands worden gevoerd indien daartoe wordt besloten door de voorzitter van de Algemene Vergadering.

30.8	De voorzitter van de Algemene Vergadering mag de spreektijd van de op de Algemene Vergadering aanwezige personen, alsmede het aantal vragen dat zij mogen stellen, beperken met het oog op het waarborgen van het ordelijk verloop van de Algemene Vergadering. Voorts mag de voorzitter van de Algemene Vergadering de vergadering verdagen indien hij meent dat daarmee het ordelijk verloop van de Algemene Vergadering wordt gewaarborgd.

ALGEMENE VERGADERING - UITOEFENING VAN VERGADER- EN STEMRECHT

Artikel 31

31.1	Iedere Vergadergerechtigde is bevoegd, in persoon of bij een schriftelijk gevolmachtigde, de Algemene Vergaderingen bij te wonen, daarin het woord te voeren en, indien van toepassing, het stemrecht uit te oefenen. Houders van onderaandelen tezamen uitmakende het bedrag van een aandeel van de betreffende soort oefenen deze rechten gezamenlijk uit, hetzij door een van hen, hetzij door een schriftelijk gevolmachtigde.
31.2	Het Bestuur kan besluiten dat iedere Vergadergerechtigde bevoegd is om, in persoon of bij een schriftelijk gevolmachtigde, door middel van een elektronisch communicatiemiddel aan de Algemene Vergadering deel te nemen, daarin het woord te voeren en, indien van toepassing, het stemrecht uit te oefenen. Voor de toepassing van de vorige volzin is vereist dat de Vergadergerechtigde via het elektronisch communicatiemiddel kan worden geïdentificeerd, rechtstreeks kan kennisnemen van de verhandelingen op de Algemene Vergadering en, indien van toepassing, het stemrecht kan uitoefenen. Het Bestuur kan voorwaarden stellen aan het gebruik van het elektronisch communicatiemiddel, mits deze voorwaarden redelijk en noodzakelijk zijn voor de identificatie van de Vergadergerechtigde en de betrouwbaarheid en veiligheid van de communicatie. Dergelijke voorwaarden worden bij de oproeping bekend gemaakt.
31.3	Voorts kan het Bestuur besluiten dat stemmen die voorafgaand aan de Algemene Vergadering via een elektronisch communicatiemiddel of bij brief worden uitgebracht gelijk worden gesteld met stemmen die ten tijde van de Algemene Vergadering worden uitgebracht. Deze stemmen worden niet eerder uitgebracht dan de Registratiedatum.
31.4	Voor de toepassing van de Artikelen 31.1 tot en met 31.3, hebben als stem- of Vergadergerechtigde te gelden zij die op de Registratiedatum die rechten hebben en als zodanig zijn ingeschreven in een door het Bestuur aangewezen register, ongeacht wie ten tijde van de Algemene Vergadering de rechthebbenden op de aandelen of certificaten zijn. Tenzij Nederlands recht anders vereist, is het Bestuur bevoegd om bij de oproeping tot een Algemene Vergadering naar eigen inzicht te bepalen (i) of de vorige volzin van toepassing is en (ii) dat de Registratiedatum uitsluitend toegepast wordt met betrekking tot aandelen van een bepaalde soort.
31.5	Iedere Vergadergerechtigde dient de Vennootschap schriftelijk kennis te geven van zijn identiteit en van zijn voornemen om de Algemene Vergadering bij te wonen. Deze kennisgeving moet door de Vennootschap uiterlijk op de zevende dag voor die van de Algemene Vergadering zijn ontvangen, tenzij bij de oproeping van die Algemene Vergadering anders is bepaald. Aan Vergadergerechtigden die niet aan dit vereiste hebben voldaan, mag de toegang tot de Algemene Vergadering worden geweigerd. Het Bestuur kan bij de oproeping van een Algemene Vergadering bepalen dat de voorgaande bepalingen van dit Artikel 31.5 niet gelden voor de uitoefening van het Vergaderrecht en/of het stemrecht verbonden aan aandelen met verhoogd stemrecht in die Algemene Vergadering.

ALGEMENE VERGADERING - BESLUITVORMING

Artikel 32

32.1	Ieder gewoon aandeel geeft het recht om één (1) stem op de Algemene Vergadering uit te brengen, ieder aandeel met verhoogd stemrecht geeft het recht om vijfentwintig (25) stemmen op de Algemene Vergadering uit te brengen en ieder preferente aandeel geeft het recht om dertigduizend (30.000) stemmen op de Algemene Vergadering uit te brengen, met inachtneming van de overige bepalingen van dit Artikel 32.
32.2	Voor een aandeel dat toebehoort aan de Vennootschap of aan een Dochtermaatschappij kan in de Algemene Vergadering geen stem worden uitgebracht; evenmin voor een aandeel waarvan een hunner de certificaten houdt. Vruchtgebruikers en pandhouders van aandelen die aan de Vennootschap en haar Dochtermaatschappijen toebehoren, zijn evenwel niet van hun stemrecht uitgesloten, indien het vruchtgebruik of pandrecht was gevestigd voordat het aandeel aan de Vennootschap of een Dochtermaatschappij toebehoorde. De Vennootschap of een Dochtermaatschappij kan geen stem uitbrengen voor een aandeel waarop zij een recht van vruchtgebruik of een pandrecht heeft.
32.3	Tenzij een grotere meerderheid is voorgeschreven en/of een groter quorum is voorgeschreven door deze statuten of dwingendrechtelijk door de wet, worden alle besluiten van de Algemene Vergadering genomen met een Volstrekte Meerderheid in een Algemene Vergadering waarin ten minste een derde van het gehele geplaatste kapitaal is vertegenwoordigd. Een nieuwe vergadering zoals bedoeld in artikel 2:120 lid 3 BW kan niet worden bijeengeroepen.
32.4	Ongeldige stemmen, blanco stemmen en stemonthoudingen worden geacht niet te zijn uitgebracht. Bij de vaststelling in hoeverre het geplaatste kapitaal vertegenwoordigd is op een Algemene Vergadering, worden aandelen waarop een ongeldige of blanco stem is uitgebracht en aandelen waarop een stem is onthouden wel meegerekend.
32.5	Ingeval van een staking van stemmen in de Algemene Vergadering, komt het betreffende besluit niet tot stand.
32.6	De voorzitter van de Algemene Vergadering bepaalt de wijze van stemmen en de stemprocedure op de Algemene Vergadering.
32.7	Het in de Algemene Vergadering uitgesproken oordeel van de voorzitter van die Algemene Vergadering omtrent de uitslag van een stemming is beslissend. Wordt onmiddellijk na het uitspreken van het oordeel van de voorzitter de juistheid daarvan betwist, dan vindt een nieuwe stemming plaats, indien de meerderheid van de Algemene Vergadering of, indien de oorspronkelijke stemming niet hoofdelijk of schriftelijk geschiedde, een stemgerechtigde aanwezige dit verlangt. Door deze nieuwe stemming vervallen de rechtsgevolgen van de oorspronkelijke stemming.
32.8	Het Bestuur houdt van de genomen besluiten aantekening. De aantekeningen liggen ten kantore van de Vennootschap ter inzage van de Vergadergerechtigden. Aan ieder van dezen wordt desgevraagd afschrift of uittreksel van deze aantekeningen verstrekt tegen ten hoogste de kostprijs.

32.9	Besluitvorming van aandeelhouders kan op andere wijze dan in een vergadering geschieden, tenzij aandelen aan toonder of, met medewerking van de Vennootschap, certificaten van aandelen zijn uitgegeven. Zulk een besluitvorming is slechts mogelijk met algemene stemmen van de stemgerechtigde aandeelhouders. De stemmen worden schriftelijk uitgebracht en kunnen langs elektronische weg worden uitgebracht.
32.10	De Bestuurders en de Commissarissen hebben als zodanig in de Algemene Vergaderingen een raadgevende stem.

ALGEMENE VERGADERING - BIJZONDERE BESLUITEN

Artikel 33

33.1	De Algemene Vergadering kan de volgende besluiten slechts nemen op voorstel van het Bestuur:
a.	de uitgifte van aandelen of het verlenen van rechten tot het nemen van aandelen;
b.	het beperken of uitsluiten van het voorkeursrecht;
c.	het doen van een aanwijzing of het verlenen van een machtiging zoals bedoeld in de Artikelen 8.1, 9.5 respectievelijk 12.2, of de herroeping of intrekking van een dergelijke aanwijzing of machtiging;
d.	het verminderen van het geplaatste kapitaal van de Vennootschap;
e.	het doen van een uitkering op de gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen ten laste van de winst of reserves van de Vennootschap;
f.	het doen van een uitkering in de vorm van aandelen in het kapitaal van de Vennootschap of in natura, in plaats van in geld;
g.	het wijzigen van deze statuten;
h.	het aangaan van een fusie of splitsing;
i.	het geven van opdracht aan het Bestuur tot het doen van aangifte tot faillietverklaring van Vennootschap; en
j.	de ontbinding van de Vennootschap.
33.2	Een onderwerp dat is opgenomen in de oproeping of op dezelfde wijze is aangekondigd door of op verzoek van een of meer Vergadergerechtigden op grond van de Artikelen 29.5 en/of 29.6 wordt niet geacht te zijn voorgesteld door het Bestuur voor de toepassing van Artikel 33.1, tenzij het Bestuur uitdrukkelijk aangeeft de behandeling van dat onderwerp te steunen in de agenda van de betreffende Algemene Vergadering of in de toelichting daarop.

SOORTVERGADERINGEN

Artikel 34

34.1	Een Soortvergadering wordt gehouden zo dikwijls als een besluit van die Soortvergadering vereist is door Nederlands recht of deze statuten en overigens zo dikwijls als het Bestuur of de Raad van Commissarissen daartoe besluit.
34.2	Onverminderd het bepaalde in Artikel 34.1, zijn voor Soortvergaderingen van gewone aandelen de bepalingen omtrent het oproepen van, het opstellen van de agenda voor, het houden van en de besluitvorming door de Algemene Vergadering van overeenkomstige toepassing.
34.3	Voor Soortvergaderingen van aandelen met verhoogd stemrecht of preferente aandelen gelden de volgende bepalingen:
a.	de Artikelen 29.3, 29.9, 30.3, 32.1, 32.2 tot en met 32.10 zijn van overeenkomstige toepassing;

b.	de oproeping tot een Soortvergadering geschiedt niet later dan op de achtste dag voor die van de vergadering;
c.	een Soortvergadering benoemt haar eigen voorzitter; en
d.	indien de vereisten gesteld door deze statuten met betrekking tot de oproeping, de plaats of het opstellen van de agenda voor een Soortvergadering niet zijn nageleefd, kunnen wettige besluiten niettemin worden genomen door die Soortvergadering met algemene stemmen in een vergadering, waarin alle aandelen van de betreffende soort vertegenwoordigd zijn.

VERSLAGGEVING - BOEKJAAR, JAARREKENING EN BESTUURSVERSLAG

Artikel 35

35.1	Het boekjaar van de Vennootschap is gelijk aan het kalenderjaar.
35.2	Jaarlijks binnen de betreffende wettelijke termijn maakt het Bestuur de jaarrekening en het bestuursverslag op en legt het deze voor de aandeelhouders ter inzage ten kantore van de Vennootschap.
35.3	De jaarrekening wordt ondertekend door de Bestuurders en door de Commissarissen. Ontbreekt de ondertekening van een of meer hunner, dan wordt daarvan onder opgave van reden melding gemaakt.
35.4	De Vennootschap zorgt dat de opgemaakte jaarrekening, het bestuursverslag en de krachtens artikel 2:392 lid 1 BW toe te voegen gegevens vanaf de oproep voor de Algemene Vergadering, bestemd tot hun behandeling, te haren kantore aanwezig zijn. De Vergadergerechtigden kunnen de stukken aldaar inzien en er kosteloos een afschrift van verkrijgen.
35.5	De jaarrekening wordt vastgesteld door de Algemene Vergadering.

VERSLAGGEVING - ACCOUNTANTSONDERZOEK

Artikel 36

36.1	De Algemene Vergadering verleent opdracht tot onderzoek van de jaarrekening aan een externe accountant zoals bedoeld in artikel 2:393 BW. Gaat de Algemene Vergadering daartoe niet over, dan is de Raad van Commissarissen bevoegd.
36.2	De opdracht kan worden ingetrokken door de Algemene Vergadering en door degene die haar heeft verleend. De opdracht kan enkel worden ingetrokken om gegronde redenen; daartoe behoort niet een meningsverschil over methoden van verslaggeving of controlewerkzaamheden.

UITKERINGEN - ALGEMEEN

Artikel 37

37.1	Een uitkering kan slechts worden gedaan voor zover het eigen vermogen van de Vennootschap groter is dan het bedrag van het gestorte en opgevraagde deel van haar kapitaal vermeerderd met de reserves die krachtens de wet moeten worden aangehouden.
37.2	Het Bestuur kan besluiten om een tussentijdse uitkering te doen, indien aan het vereiste van Artikel 37.1 is voldaan blijkens een tussentijdse vermogensopstelling die is opgesteld overeenkomstig artikel 2:105 lid 4 BW .
37.3	Uitkeringen worden gedaan naar evenredigheid van het totale aantal gehouden aandelen, waarbij (i) de gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen als aandelen van dezelfde soort worden beschouwd, en (ii) één (1) preferent aandeel meetelt als dertigduizend (30.000) aandelen, voor het berekenen van een uitkering.

37.4	De gerechtigden tot een uitkering zijn de betreffende aandeelhouders, vruchtgebruikers en pandhouders, naargelang het geval, op een daartoe door het Bestuur te bepalen datum. Deze datum zal niet eerder zijn dan de datum waarop de uitkering wordt aangekondigd.
37.5	De Algemene Vergadering kan besluiten, met inachtneming van Artikel 33, dat een uitkering, in plaats van in geld, geheel of deels wordt gedaan in de vorm van aandelen in het kapitaal van de Vennootschap of in natura.
37.6	Een uitkering wordt betaalbaar gesteld op een door het Bestuur te bepalen datum en, indien het een uitkering in geld betreft, in een of meer door het Bestuur te bepalen valuta's. Indien het een uitkering in natura betreft, bepaalt het Bestuur welke waarde aan die uitkering wordt toegekend voor de boekhoudkundige verwerking daarvan door de Vennootschap met inachtneming van het toepasselijke recht (waaronder begrepen de van toepassing zijnde boekhoudmethodes).
37.7	Een vordering tot betaling van een uitkering vervalt na verloop van vijf jaren nadat de uitkering betaalbaar werd gesteld.
37.8	Bij de berekening van het bedrag of de verdeling van een uitkering tellen de aandelen die de Vennootschap in haar kapitaal houdt niet mee. Aan de Vennootschap wordt geen uitkering gedaan op door haar gehouden aandelen in haar kapitaal.

UITKERINGEN - RESERVES

Artikel 38

38.1	Alle door de Vennootschap aangehouden reserves zijn uitsluitend verbonden aan de gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen, waarbij deze soorten aandelen met betrekking tot uitkeringen en rechten op dergelijke uitkeringen ten laste van de reserves worden aangemerkt als dezelfde soort aandelen.
38.2	De Algemene Vergadering is bevoegd om te besluiten tot het doen van een uitkering ten laste van de reserves van de Vennootschap met inachtneming van Artikel 33.
38.3	Het Bestuur kan besluiten om op aandelen te storten bedragen ten laste te brengen van de reserves van de Vennootschap, ongeacht of die aandelen worden uitgegeven aan bestaande aandeelhouders.

UITKERINGEN - WINST

Artikel 39

39.1	Met inachtneming van Artikel 37.1, wordt de winst die uit de jaarrekening van de Vennootschap over een boekjaar blijkt als volgt en in de onderstaande volgorde aangewend:
a.	het Bestuur bepaalt welk deel van de winst wordt toegevoegd aan de reserves van de Vennootschap; en
b.	met inachtneming van Artikel 33, staat de resterende winst ter beschikking van de Algemene Vergadering voor uitkering op de gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen.
39.2	Uitkering van winst geschiedt, met inachtneming van Artikel 37.1, na de vaststelling van de jaarrekening waaruit blijkt dat zij geoorloofd is.

ONTBINDING EN VEREFFENING

Artikel 40

40.1	Indien de Vennootschap wordt ontbonden, geschiedt de vereffening door het Bestuur onder toezicht van de Raad van Commissarissen, tenzij de Algemene Vergadering anders bepaalt.

40.2	Tijdens de vereffening blijven deze statuten zoveel mogelijk van kracht.
40.3	Voor zover enig vermogen resteert na de betaling van alle schulden van de Vennootschap, wordt dat vermogen als volgt en in de onderstaande volgorde uitgekeerd:
a.	uit hetgeen van het vermogen resteert, wordt uitgekeerd aan de houders van preferente aandelen een bedrag gelijk aan het bedrag dat is gestort (en nog niet is terugbetaald) op de betreffende preferente aandelen die door een dergelijke aandeelhouder worden gehouden; en
b.	hetgeen daarna van het vermogen resteert, wordt uitgekeerd aan de houders van gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen (waarbij Artikel 37.3 van overeenkomstige toepassing is op die uitkering).
40.4	Nadat de Vennootschap heeft opgehouden te bestaan, worden haar boeken, bescheiden en andere gegevensdragers bewaard gedurende de wettelijk voorgeschreven termijn door degene die daartoe in het besluit van de Algemene Vergadering tot ontbinding van de Vennootschap is aangewezen. Indien de Algemene Vergadering een dergelijke persoon niet heeft aangewezen, zullen de vereffenaars daartoe overgaan.

FEDERAAL FORUMBEDING

Artikel 41

Tenzij de Vennootschap schriftelijk instemt met een andere forumkeuze, zijn de federale arrondissementsrechtbanken (federal district courts) van de Verenigde Staten van Amerika exclusief bevoegd voor het behandelen van een aanklacht waaronder een rechtsvordering wordt ingesteld uit hoofde van de Amerikaanse Securities Act of 1933, zoals gewijzigd, of de Amerikaanse Securities Exchange Act of 1934, zoals gewijzigd, voor zover toegestaan onder het toepasselijke recht.

OVERGANGSBEPALING

Artikel 42

Slechts voor zover de regelgeving van de NASDAQ Stock Market of een andere gereglementeerde effectenbeurs die in de Verenigde Staten van Amerika wordt geëxploiteerd, niet van toepassing is op de Vennootschap of dit toelaat, is het Bestuur bevoegd (maar niet verplicht) om, mits goedgekeurd door de Raad van Commissarissen, te besluiten tot het inroepen van de overgangsbepaling van dit Artikel 42 waardoor, met inwerkingtreding per het tijdstip dat een dergelijk besluit is genomen, het huidige Artikel 32.3 vervalt en een nieuw Artikel 32.3 als volgt komt te luiden:

"Tenzij een grotere meerderheid is voorgeschreven en/of een quorum is voorgeschreven door deze statuten of dwingendrechtelijk door de wet, worden alle besluiten van de Algemene Vergadering genomen met een Volstrekte Meerderheid."

FULL TEXT PROPOSAL FOR AMENDMENT OF THE ARTICLES OF ASSOCIATION

SONO GROUP N.V.

Consisting of:

Part A, agenda item 3 (EGM 7 November 2024)

Part B, agenda item 10 (AGM 13 August 2025)

Part C, agenda item 5 (EGM 7 November 2024)

UNOFFICIAL ENGLISH TRANSLATION

In this translation an attempt has been made to be as literal as possible without jeopardizing the overall continuity. Inevitably, differences may occur in translation, and if so, by law the Dutch text will govern.

ARTICLES OF ASSOCIATION

DEFINITIONS AND INTERPRETATION

Article	1
1.1	In these articles of association the following definitions shall apply:
Article	An article of these articles of association.
CEO	The chief executive officer of the Company.
Chairperson	The chairperson of the Supervisory Board.
Class Meeting	The meeting formed by the Persons with Meeting Rights with respect to shares of a certain class.
Company	The company to which these articles of association pertain.
Conversion Shares	The high voting shares or the preferred shares to which pertains a request for conversion within the meaning of Article 7.
DCC	The Dutch Civil Code.
General Meeting	The Company's general meeting
Group Company	An entity or partnership which is organisationally connected with the Company in an economic unit within the meaning of Section 2:24b DCC.
Indemnified Officer	A current or former Managing Director or Supervisory Director or such other current or former officer or employee of the Company or its Group Companies as designated by the Management Board.
Management Board	The Company's management board.
Management Board Rules	The internal rules applicable to the Management Board, as drawn up by the Management Board.
Managing Director	A member of the Management Board.
Meeting Rights	With respect to the Company, the rights attributed by law to the holders of depository receipts issued for shares with a company's cooperation, including the right to attend and address a General Meeting.
Person with Meeting Rights	A shareholder, a usufructuary or pledgee with voting rights or a holder of depository receipts for shares issued with the Company's cooperation.

Record Date	The date of registration for a General Meeting as provided by law.
Requesting Shareholder	A shareholder who has requested an approval for transfer of Transfer Shares.
Simple Majority	More than half of the votes cast.
Subsidiary	A subsidiary of the Company within the meaning of Section 2:24a DCC.
Supervisory Board	The Company's supervisory board.
Supervisory Board Rules	The internal rules applicable to the Supervisory Board, as drawn up by the Supervisory Board.
Supervisory Director	A member of the Supervisory Board.
Transfer Shares	The high voting shares or the preferred shares to which pertains a request for approval for transfer within the meaning of Article 16.
1.2	Unless the context requires otherwise, references to "shares" or "shareholders" without further specification are to shares in the Company's capital, irrespective of their class, or to the holders thereof, respectively.
1.3	References to statutory provisions are to those provisions as they are in force from time to time.
1.4	Terms that are defined in the singular have a corresponding meaning in the plural.
1.5	Words denoting a gender include each other gender.
1.6	Except as otherwise required by law, the terms "written" and "in writing" include the use of electronic means of communication.

NAME AND SEAT

Article	2
2.1	The Company's name is Sono Group N.V.
2.2	The Company has its corporate seat in Amsterdam.

OBJECTS

Article	3

The Company's objects are:

a.	the design, development, manufacturing and production of electric vehicles, including with solar integration technology;
b.	the design, development, manufacturing, production and licensing of solar panels for mobility applications and consumer products;
c.	the design, development, licensing and operation of software based mobility services;
d.	to develop electronic applications;
e.	to incorporate, to participate in, to finance, to hold any other interest in and to conduct the management or supervision of other entities, companies, partnerships and businesses;
f.	to acquire, to manage, to invest, to exploit, to encumber and to dispose of assets and liabilities;
g.	to furnish guarantees, to provide security, to warrant performance in any other way and to assume liability, whether jointly and severally or otherwise, in respect of obligations of Group Companies or other parties; and
h.	to do anything which, in the widest sense, is connected with or may be conducive to the objects described above.

Environment

Article	4
4.1	The planet, humankind and society are important stakeholders of the Company and the highest principle pursued by the Company as part of its objects is the protection of the environment, nature and humankind. This principle shall form the foundation of the actions of the Company and the decisions of the Management Board and the Supervisory Board. On the basis of that premise:
a.	the Management Board shall monitor for and, to the extent possible and practicable, is expected to favour environmentally friendly alternatives for existing operations of the Company and its Subsidiaries, in particular if those alternatives are more efficient in terms of resource consumption;
b.	additional costs or other increased expenditures shall not constitute a decisive factor when deciding whether or not to pursue an environmentally superior alternative for existing operations of the Company and its Subsidiaries;
c.	products designed, developed, manufactured or produced by the Company and its Subsidiaries should be durable, recyclable and sustainable; and
d.	the Management Board and the Supervisory Board may let the interests of the planet, humankind and society outweigh the interests of other stakeholders of the Company, provided that the interests of the latter stakeholders are not unnecessarily or disproportionately harmed.
4.2	A Managing Director or Supervisory Director who repeatedly and consistently violates the principles of this Article 4 shall be considered to have breached his statutory duty to act in the best interests of the Company and its business.
4.3	A resolution to amend the text or purport of this Article 4 shall require a unanimous vote in a General Meeting where the entire issued share capital is represented. A second meeting as referred to in Section 2:120(3) DCC cannot be convened.

SHARES - AUTHORISED SHARE CAPITAL AND DEPOSITORY RECEIPTS

Article	5
5.1	The Company's authorised share capital amounts to [*] euro (EUR [*]).
5.2	The authorised share capital is divided into:
a.	[*] ([*]) ordinary shares, each having a nominal value of one eurocent (EUR 0.01);
b.	[*] ([*]) high voting shares, each having a nominal value of twenty-five eurocents (EUR 0.25); and
c.	[*] ([*]) preferred shares, each having a nominal value of three hundred euro (EUR 300).
5.3	Upon the conversion of one or more high voting shares or preferred shares into ordinary shares in accordance with Article 7, the authorised share capital set out in Article 5.2 shall decrease with the number of high voting shares or preferred shares respectively, so converted and shall increase with the number of ordinary shares into which such high voting shares or preferred shares are converted.

5.4	The Management Board may resolve that one or more shares are divided into such number of fractional shares as may be determined by the Management Board. Unless specified differently, the provisions of these articles of association concerning shares and shareholders apply mutatis mutandis to fractional shares and the holders thereof, respectively.
5.5	The Company may cooperate with the issue of depository receipts for shares in its capital.

SHARES - FORM AND SHARE REGISTER

Article	6
6.1	All shares are in registered form, provided that the Management Board may resolve that one or more ordinary shares are in bearer form. The Company may issue share certificates for shares in registered form as may be approved by the Management Board. Ordinary shares in bearer form shall be issued in the form of a global share certificate approved by the Management Board which is delivered into custody with the central securities depository or an affiliated intermediary within the meaning of Section 1 of the Dutch Giro Transfer Securities Act. Each Managing Director is authorised to sign any such share certificate or global share certificate on behalf of the Company.
6.2	The Management Board is not obliged to grant a request by a shareholder to convert one or more of its registered shares into bearer shares or vice versa. If the Management Board decides to grant such request, the costs of such conversion shall be charged to the relevant shareholder.
6.3	Registered shares shall be numbered consecutively per class of shares, starting from 1.
6.4	The Management Board shall keep a register setting out the names and addresses of all holders of registered shares and all holders of a usufruct or pledge in respect of those shares. The register shall also set out any other particulars that must be included in the register pursuant to applicable law. Part of the register may be kept outside the Netherlands to comply with applicable local law or pursuant to stock exchange rules.
6.5	Shareholders, usufructuaries and pledgees shall provide the Management Board with the necessary particulars in a timely fashion. Any consequences of not, or incorrectly, notifying such particulars shall be borne by the party concerned.
6.6	All notifications may be sent to shareholders, usufructuaries and pledgees at their respective addresses as set out in the register.
6.7	The former holder of a lost global share certificate issued for bearer shares may request the Company to provide him with a duplicate of the lost global share certificate. The Company shall only issue such duplicate:
a.	if the requesting party can demonstrate, to the satisfaction of the Management Board, that that party is indeed entitled to receive such duplicate; and
b.	if a period of four weeks has elapsed since the request was published on the Company's website, without the Company having received any opposition to that request within that period.

6.8	If the Company receives a timely opposition as referred to in Article 6.7 paragraph b., the Company shall only provide the duplicate to the requesting party after it has been provided with a copy of a binding opinion or court order to provide that duplicate, without the need for the Company to examine the authority of the relevant arbitrators or court, respectively, or the validity of that binding opinion or order, respectively.
6.9	After a duplicate of a global share certificate issued for bearer shares has been issued by the Company, that duplicate shall replace the original global share certificate and no further rights may be derived from the global share certificate thus replaced.

SHARES - CONVERSION OF HIGH VOTING SHARES AND PREFERRED SHARES

Article	7

7.1	Each high voting share can be converted into twenty five (25) ordinary shares and each preferred share can be converted into thirty thousand (30,000) ordinary shares, subject to the provisions of this Article 7. Ordinary shares cannot be converted into high voting shares or preferred shares.
7.2	Each holder of one or more high voting shares or preferred shares may request the conversion of all or part of such high voting shares or preferred shares into ordinary shares in the ratio set out in Article 7.1 by means of a written request addressed to the Management Board. Such a request must be signed by the relevant shareholder (or an authorised representative of such shareholder) and must include:

a.	a specification of the number of high voting shares or preferred shares to which the request pertains (Conversion Shares);
b.	representations by the shareholder concerned that:

	i.	the Conversion Shares are not encumbered with any usufruct, pledge or other encumbrance;
	ii.	no depository receipts or other derivative financial instruments have been issued for the Conversion Shares; and
	iii.	the shareholder concerned has full power to dispose over its assets and is authorised to perform the acts described in Article 7.3;
c.	an irrevocable undertaking in favour of the Company by the shareholder concerned:
	i.	to take no action (and not to omit taking any action) which would render the representations referred to in paragraph b. above inaccurate or incomplete upon the performance of the acts described in Article 7.3; and
	ii.	to indemnify the Company and hold the Company harmless against any financial losses or damages incurred by the Company and any expense reasonably paid or incurred by the Company in connection with any threatened, pending or completed suit, claim, action or legal proceedings of a civil, criminal, administrative or other nature, formal or informal, in which the Company becomes involved as a result of the conversion so requested, in each case to the extent permitted by applicable law and except to the extent that a competent court or arbitral tribunal has established, without having (or no longer having) the possibility for appeal, that such financial losses, damages, expenses, suit, claim, action or legal proceedings were incurred, arose or were initiated as a result of actions or omissions by the Company which are considered to constitute malice, gross negligence or intentional recklessness attributable to the Company; and

	d.	an irrevocable and unconditional power of attorney granted by the relevant shareholder to the Company, with full power of substitution and governed by Dutch law, to perform the acts described in Article 7.3 on behalf of such shareholder.
7.3	Upon receipt of a request referred to in Article 7.2:

a.	the Management Board shall resolve to convert the number of Conversion Shares specified in the request into ordinary shares in the ratio set out in Article 7.1, effective immediately; and
	b.	in respect of a conversion of Conversion Shares that are high voting shares, promptly following the conversion referred to in paragraph a. above, the shareholder who made such request shall transfer twenty-four out of every twenty-five ordinary shares into which its high voting shares were converted pursuant to the resolution referred to in paragraph a. above to the Company for no consideration and the Company shall accept such ordinary shares.
7.4	Neither the Management Board nor the Company is required to effect a conversion of Conversion Shares:
	a.	if the request referred to in Article 7.2 does not comply with the specifications and requirements set out in Article 7.2 or if the Management Board reasonably believes that the information included in such request is incorrect or incomplete; or
	b.	to the extent that the Company would not be permitted under mandatory Dutch law to acquire the relevant number of ordinary shares as described in Article 7.3 paragraph b. in connection with such conversion.

SHARES - ISSUE

Article	8
8.1	The Company can only issue shares pursuant to a resolution of the General Meeting or of another body authorised by the General Meeting for this purpose for a specified period not exceeding five years. When granting such authorisation, the number of shares that may be issued must be specified. The authorisation may be extended, in each case for a period not exceeding five years. Unless stipulated differently when granting the authorisation, the authorisation cannot be revoked. For as long as and to the extent that another body has been authorised to resolve to issue shares, the General Meeting shall not have this authority.
8.2	In order for a resolution of the General Meeting on an issuance or an authorisation as referred to in Article 8.1 to be valid, a prior or simultaneous approval shall be required from each Class Meeting of shares whose rights are prejudiced by the issuance.

8.3	The preceding provisions of this Article 8 apply mutatis mutandis to the granting of rights to subscribe for shares, but do not apply in respect of issuing shares to a party exercising a previously acquired right to subscribe for shares.
8.4	The Company may not subscribe for shares in its own capital.

SHARES - PRE-EMPTION RIGHTS

Article	9
9.1	Upon an issue of ordinary shares, high voting shares or preferred shares, each shareholder shall have a pre-emption right in proportion to the aggregate nominal value of his ordinary shares, high voting shares or preferred shares respectively.
9.2	In deviation of Article 9.1, shareholders do not have pre-emption rights in respect of:
a.	shares issued against non-cash contribution; or
b.	shares issued to employees of the Company or of a Group Company.
9.3	The Company shall announce an issue with pre-emption rights and the period during which those rights can be exercised in the State Gazette and in a daily newspaper with national distribution, unless all shares are in registered form and the announcement is sent in writing to all shareholders at the addresses submitted by them.
9.4	Pre-emption rights may be exercised for a period of at least two weeks after the date of announcement in the State Gazette or after the announcement was sent to the shareholders.
9.5	Pre-emption rights may be limited or excluded by a resolution of the General Meeting or of the body authorised as referred to in Article 8.1, if that body was authorised by the General Meeting for this purpose for a specified period not exceeding five years. The authorisation may be extended, in each case for a period not exceeding five years. Unless stipulated differently when granting the authorisation, the authorisation cannot be revoked. For as long as and to the extent that another body has been authorised to resolve to limit or exclude pre-emption rights, the General Meeting shall not have this authority.
9.6	A resolution of the General Meeting to limit or exclude pre-emption rights, or to grant an authorisation as referred to in Article 9.5, shall require a majority of at least two thirds of the votes cast if less than half of the issued share capital is represented at the General Meeting.
9.7	The preceding provisions of this Article 9 apply mutatis mutandis to the granting of rights to subscribe for shares, but do not apply in respect of issuing shares to a party exercising a previously acquired right to subscribe for shares.

SHARES - PAYMENT

Article	10
10.1	Without prejudice to Section 2:80(2) DCC, the nominal value of a share and, if the share is subscribed for at a higher price, the difference between these amounts must be paid up upon subscription for that share.
10.2	Shares must be paid up in cash, except to the extent that payment by means of a contribution in another form has been agreed.

10.3	Payment in a currency other than the euro can only be made with the Company's consent. Where such a payment is made, the payment obligation is satisfied for the amount in euro for which the paid amount can be freely exchanged. The date of the payment determines the exchange rate.

SHARES - FINANCIAL ASSISTANCE

Article	11
11.1	The Company may not provide security, give a price guarantee, warrant performance in any other way or commit itself jointly and severally or otherwise with or for others with a view to the subscription for or acquisition of shares or depository receipts for shares in its capital by others. This prohibition applies equally to Subsidiaries.
11.2	The Company and its Subsidiaries may not provide loans with a view to the subscription for or acquisition of shares or depository receipts for shares in the Company's capital by others, unless the Management Board resolves to do so and Section 2:98c DCC is observed.
11.3	The preceding provisions of this Article 11 do not apply if shares or depository receipts for shares are subscribed for or acquired by or for employees of the Company or of a Group Company.

SHARES - ACQUISITION OF OWN SHARES

Article	12
12.1	The acquisition by the Company of shares in its own capital which have not been fully paid up shall be null and void.
12.2	The Company may only acquire fully paid up shares in its own capital for no consideration or if and to the extent that the General Meeting has authorised the Management Board for this purpose and all other relevant statutory requirements of Section 2:98 DCC are observed.
12.3	An authorisation as referred to in Article 12.2 remains valid for no longer than eighteen months. When granting such authorisation, the General Meeting shall determine the number of shares that may be acquired, how they may be acquired and within which range the acquisition price must be. An authorisation shall not be required for the Company to acquire ordinary shares in its own capital in order to transfer them to employees of the Company or of a Group Company pursuant to an arrangement applicable to them, provided that these ordinary shares are included on the price list of a stock exchange.
12.4	Without prejudice to Articles 12.1 through 12.3, the Company may acquire shares in its own capital for cash consideration or for consideration satisfied in the form of assets. In the case of a consideration being satisfied in the form of assets, the value thereof, as determined by the Management Board, must be within the range stipulated by the General Meeting as referred to in Article 12.3.
12.5	The previous provisions of this Article 12 do not apply to shares acquired by the Company under universal title of succession.
12.6	In this Article 12, references to shares include depository receipts for shares.

SHARES - REDUCTION OF ISSUED SHARE CAPITAL

Article	13
13.1	The General Meeting can resolve to reduce the Company's issued share capital by cancelling shares or by reducing the nominal value of shares by virtue of an amendment to these articles of association. The resolution must designate the shares to which the resolution relates and it must provide for the implementation of the resolution.

13.2	A resolution to cancel shares can only relate to:
a.	shares held by the Company itself or in respect of which the Company holds the depository receipts; and
b.	all high voting shares, with repayment of the amounts paid up in respect thereof.
13.3	A resolution to reduce the Company's issued share capital, shall require a prior or simultaneous approval from each Class Meeting of shares whose rights are prejudiced. However, if such a resolution relates to high voting shares, such resolution shall always require the prior or simultaneous approval of the Class Meeting concerned.
13.4	A resolution of the General Meeting to reduce the Company's issued share capital shall require a majority of at least two thirds of the votes cast if less than half of the issued share capital is represented at the General Meeting. The previous sentence applies mutatis mutandis to a resolution as referred to in Article 13.3.

SHARES - ISSUE AND TRANSFER REQUIREMENTS

Article	14
14.1	Subject to Sections 2:86c, 10:138, 10:140 and 10:141 DCC, the issue or transfer of a share or the creation of a limited right in respect of a share shall require a deed to that effect executed before a civil law notary practising in the Netherlands and to which the parties involved are parties.
14.2	The acknowledgement shall be set out in the deed or shall be made in such other manner as prescribed by law.
14.3	For as long as any ordinary shares are admitted to trading on the New York Stock Exchange, the NASDAQ Stock Market or on any other regulated stock exchange operating in the United States of America, the laws of the State of New York shall apply to the property law aspects of the ordinary shares reflected in the register administered by the relevant transfer agent, without prejudice to the applicable provisions of Chapters 4 and 5 of Title 10 of Book 10 DCC.

SHARES - USUFRUCT AND PLEDGE

Article	15
15.1	Shares can be encumbered with a usufruct or pledge. The creation of a pledge on high voting shares shall require the prior approval of the Management Board.
15.2	The voting rights attached to a share which is subject to a usufruct or pledge vest in the shareholder concerned.
15.3	In deviation of Article 15.2:
a.	the holder of a usufruct or pledge on ordinary shares shall have the voting rights attached thereto if this was provided when the usufruct or pledge was created; and
b.	the holder of a usufruct or pledge on high voting shares or preferred shares shall have the voting rights attached thereto if this was provided when the usufruct or pledge was created and this was approved by the Management Board.

15.4	Usufructuaries and pledgees without voting rights shall not have Meeting Rights.

SHARES - TRANSFER RESTRICTIONS

Article	16
16.1	A transfer of high voting shares or preferred shares shall require the prior approval of the Management Board. A shareholder wishing to transfer high voting shares and/or preferred shares (Requesting Shareholder) must first request the Management Board to grant an approval for the transfer of the relevant high voting shares and/or preferred shares (Transfer Shares). A transfer of ordinary shares is not subject to transfer restrictions under these articles of association.
16.2	A transfer of Transfer Shares must take place within three months after the approval of the Management Board has been granted or is deemed to have been granted pursuant to Article 16.3.
16.3	The approval of the Management Board shall be deemed to have been granted:
a.	if no resolution granting or denying the approval has been passed by the Management Board within three months after the Company has received the request for approval; or
b.	if the Management Board, when denying the approval, does not notify the Requesting Shareholder of the identity of one or more interested parties willing to purchase the relevant Transfer Shares.
16.4	If the Management Board denies the approval and notifies the Requesting Shareholder of the identity of one or more interested parties, the Requesting Shareholder shall notify the Management Board within two weeks after having received such notice whether:
a.	he withdraws his request for approval, in which case the Requesting Shareholder cannot transfer the relevant Transfer Shares; or
b.	he accepts the interested party(ies), in which case the Requesting Shareholder shall promptly enter into negotiations with the interested party(ies) regarding the price to be paid for the relevant Transfer Shares.

If the Requesting Shareholder does not notify the Management Board of his choice in a timely fashion, he shall be deemed to have withdrawn his request for approval, in which case he cannot transfer the relevant Transfer Shares.

16.5	If an agreement is reached in the negotiations referred to in Article 16.4 paragraph b. within two weeks after the end of the period referred to in Article 16.4, the relevant Transfer Shares shall be transferred for the agreed price within three months after such agreement having been reached. If no agreement is reached in these negotiations in a timely fashion:
a.	the Requesting Shareholder shall promptly notify the Management Board thereof; and
b.	the price to be paid for the relevant Transfer Shares shall be equal to the value thereof, as determined by one or more independent experts to be appointed by the Requesting Shareholder and the interested party(ies) by mutual agreement.
16.6	If no agreement is reached on the appointment of the independent expert(s) as referred to in Article 16.5 paragraph b. within two weeks after the end of the period referred to in Article 16.5:
a.	the Requesting Shareholder shall promptly notify the Management Board thereof; and
b.	the Requesting Shareholder shall promptly request the president of the district court in whose district the Company has its corporate seat to appoint three independent experts to determine the value of the relevant Transfer Shares.

16.7	If and when the value of the relevant Transfer Shares has been determined by the independent expert(s), irrespective of whether he/they was/were appointed by mutual agreement or by the president of the relevant district court, the Requesting Shareholder shall promptly notify the Management Board of the value so determined. The Management Board shall then promptly inform the interested party(ies) of such value, following which the/each interested party may withdraw from the sale procedure by giving notice thereof to the Management Board within two weeks.
16.8	If any interested party withdraws from the sale procedure in accordance with Article 16.7, the Management Board:
a.	shall promptly inform the Requesting Shareholder and the other interested party(ies), if any, thereof; and
b.	shall give the opportunity to the/each other interested party, if any, to declare to the Management Board and the Requesting Shareholder, within two weeks, his willingness to acquire the Transfer Shares having become available as a result of the withdrawal, for the price determined by the independent expert(s) (with the Management Board being entitled to determine the allocation of such Transfer Shares among any such willing interested party(ies) at its absolute discretion).
16.9	If it becomes apparent to the Management Board that all relevant Transfer Shares can be transferred to one or more interested parties for the price determined by the independent expert(s), the Management Board shall promptly notify the Requesting Shareholder and such interested party(ies) thereof. Within three months after sending such notice the relevant Transfer Shares shall be transferred.
16.10	If it becomes apparent to the Management Board that not all relevant Transfer Shares can be transferred to one or more interested parties for the price determined by the independent expert(s):
a.	the Management Board shall promptly notify the Requesting Shareholder thereof; and
b.	the Requesting Shareholder shall be free to transfer all relevant Transfer Shares, provided that the transfer takes place within three months after having received the notice referred to in paragraph a.
16.11	The Company may only be an interested party under this Article 16 with the consent of the Requesting Shareholder.
16.12	All notices given pursuant to this Article 16 shall be provided in writing.
16.13	The preceding provisions of this Article 16 do not apply:
a.	to the extent that a holder of high voting shares and/or preferred shares is under a statutory obligation to transfer such shares to a previous holder thereof;

b.	if it concerns a transfer in connection with an enforcement of a pledge pursuant to Section 3:248 DCC in conjunction with Section 3:250 or 3:251 DCC; or
c.	if it concerns a transfer to the Company, except in the case that the Company acts as an interested party pursuant to Article 16.11.
16.14	This Article 16 applies mutatis mutandis in case of a transfer of rights to subscribe for high voting shares or preferred shares.

MANAGEMENT BOARD - COMPOSITION

Article	17
17.1	The Company has a Management Board consisting of one or more Managing Directors. The Management Board shall be composed of individuals.
17.2	The Supervisory Board shall determine the number of Managing Directors.
17.3	The Supervisory Board shall elect one Managing Director to be CEO. The Supervisory Board may dismiss the CEO, provided that the Managing Director so dismissed shall subsequently continue his term of office as a Managing Director without having the title of CEO.
17.4	If a Managing Director is absent or incapacitated, he may be replaced temporarily by a person whom the Management Board has designated for that purpose and, until then, the other Managing Director(s) shall be charged with the management of the Company. If all Managing Directors are absent or incapacitated, the management of the Company shall be attributed to the Supervisory Board. The person(s) charged with the management of the Company in this manner, may designate one or more persons to be charged with the management of the Company instead of, or together with, such person(s).
17.5	A Managing Director shall be considered to be unable to act within the meaning of Article 17.4:
a.	during the existence of a vacancy on the Management Board, including as a result of:

i.	his death;
ii.	his dismissal by the General Meeting, other than at the proposal of the Supervisory Board; or
iii.	his voluntary resignation before his term of office has expired;
iv.	not being reappointed by the General Meeting, notwithstanding a (binding) nomination to that effect by the Supervisory Board, provided that the Supervisory Board may always decide to decrease the number of Managing Directors such that a vacancy no longer exists; or

b.	during his suspension;
c.	in a period during which the Company has not been able to contact him (including as a result of illness), provided that such period lasted longer than five consecutive days (or such other period as determined by the Supervisory Board on the basis of the facts and circumstances at hand); or
d.	in connection with and during the deliberations and decision-making of the Management Board on matters in relation to which he has declared to have, or in relation to which the Supervisory Board has established that he has, a conflict of interests as described in Article 20.6.

MANAGEMENT BOARD - APPOINTMENT, SUSPENSION AND DISMISSAL

Article	18
18.1	The General Meeting shall appoint the Managing Directors and may at any time suspend or dismiss any Managing Director. In addition, the Supervisory Board may at any time suspend a Managing Director. A suspension by the Supervisory Board can at any time be lifted by the General Meeting.
18.2	The General Meeting can only appoint Managing Directors upon a nomination by the Supervisory Board. The General Meeting may at any time resolve to render such nomination to be non-binding by a majority of at least two thirds of the votes cast representing more than half of the issued share capital. If a nomination is rendered non-binding, a new nomination shall be made by the Supervisory Board. If the nomination comprises one candidate for a vacancy, a resolution concerning the nomination shall result in the appointment of the candidate, unless the nomination is rendered non-binding. A second meeting as referred to in Section 2:120(3) DCC cannot be convened.
18.3	At a General Meeting, a resolution to appoint a Managing Director can only be passed in respect of candidates whose names are stated for that purpose in the agenda of that General Meeting or the explanatory notes thereto.
18.4	A resolution of the General Meeting to suspend or dismiss a Managing Director shall require a majority of at least two thirds of the votes cast representing more than half of the issued share capital, unless the resolution is passed at the proposal of the Supervisory Board. A second meeting as referred to in Section 2:120(3) DCC cannot be convened.
18.5	If a Managing Director is suspended and the General Meeting does not resolve to dismiss him within three months from the date of such suspension, the suspension shall lapse.

MANAGEMENT BOARD - DUTIES AND ORGANISATION

Article	19
19.1	The Management Board is charged with the management of the Company, subject to the restrictions contained in these articles of association. This includes in any event setting the Company's policy and strategy. In performing their duties, Managing Directors shall be guided by the interests of the Company and of the business connected with it, with due observance of Article 4.
19.2	The Management Board shall draw up Management Board Rules concerning its organisation, decision-making and other internal matters, with due observance of these articles of association. In performing their duties, the Managing Directors shall act in compliance with the Management Board Rules.
19.3	The Management Board may perform the legal acts referred to in Section 2:94(1) DCC without the prior approval of the General Meeting.

MANAGEMENT BOARD - DECISION-MAKING

Article	20
20.1	Without prejudice to Article 20.5, each Managing Director may cast one vote in the decision-making of the Management Board.

20.2	A Managing Director can be represented by another Managing Director holding a written proxy for the purpose of the deliberations and the decision-making of the Management Board.
20.3	Resolutions of the Management Board shall be passed, irrespective of whether this occurs at a meeting or otherwise, by Simple Majority unless the Management Board Rules provide differently.
20.4	Invalid votes, blank votes and abstentions shall not be counted as votes cast. Managing Directors who casted an invalid or blank vote or who abstained from voting shall be taken into account when determining the number of Managing Directors who are present or represented at a meeting of the Management Board.
20.5	Where there is a tie in any vote of the Management Board, the CEO shall have a casting vote, provided that there are at least three Managing Directors in office. Otherwise, the relevant resolution shall not have been passed.
20.6	A Managing Director shall not participate in the deliberations and decision-making of the Management Board on a matter in relation to which he has a direct or indirect personal interest which conflicts with the interests of the Company and of the business connected with it. If, as a result thereof, no resolution can be passed by the Management Board, the resolution shall be passed by the Supervisory Board.
20.7	Meetings of the Management Board can be held through audio-communication facilities, unless a Managing Director objects thereto.
20.8	Resolutions of the Management Board may, instead of at a meeting, be passed in writing, provided that all Managing Directors are familiar with the resolution to be passed and none of them objects to this decision-making process. Articles 20.1 through 20.6 apply mutatis mutandis.
20.9	The approval of the Supervisory Board is required for resolutions of the Management Board concerning the following matters:
a.	the making of a proposal to the General Meeting concerning:
i.	the issue of shares or the granting of rights to subscribe for shares;
ii.	the limitation or exclusion of pre-emption rights;
iii.	the designation or granting of an authorisation as referred to in Articles 8.1, 9.5 and 12.2, respectively, or the disapplication or revocation of any such designation or authorisation;
iv.	the reduction of the Company's issued share capital;
v.	the making of a distribution from the Company's profits or reserves;
vi.	the determination that all or part of a distribution, instead of being made in cash, shall be made in the form of shares in the Company's capital or in the form of assets;
vii.	the amendment of these articles of association;
viii.	the entering into of a merger or demerger;
ix.	the instruction of the Management Board to apply for the Company's bankruptcy; and
x.	the Company's dissolution;
b.	the issue of shares or the granting of rights to subscribe for shares, except in the operation of the Company's equity incentive plans;

c.	the limitation or exclusion of pre-emption rights;
d.	the acquisition of shares by the Company in its own capital, including the determination of the value of a non-cash consideration for such an acquisition as referred to in Article 12.4;
e.	the granting of an approval for the creation of a pledge as referred to in Article 15.1;
f.	the granting of an approval for a transfer as referred to in Article 16.1;
g.	the drawing up or amendment of the Management Board Rules;
h.	the performance of the legal acts described in Article 19.3 and 20.10;
i.	the charging of amounts to be paid up on shares against the Company's reserves as described in Article 38.3;
j.	the making of an interim distribution; and
k.	such other resolutions of the Management Board as the Supervisory Board shall have specified in a resolution to that effect and notified to the Management Board.
20.10	The approval of the General Meeting is required for resolutions of the Management Board concerning a material change to the identity or the character of the Company or the business, including in any event:
a.	transferring the business or materially all of the business to a third party;
b.	entering into or terminating a long-lasting alliance of the Company or of a Subsidiary either with another entity or company, or as a fully liable partner of a limited partnership or general partnership, if this alliance or termination is of significant importance for the Company; and
c.	acquiring or disposing of an interest in the capital of a company by the Company or by a Subsidiary with a value of at least one third of the value of the assets, according to the balance sheet with explanatory notes or, if the Company prepares a consolidated balance sheet, according to the consolidated balance sheet with explanatory notes in the Company's most recently adopted annual accounts.
20.11	The absence of the approval of the Supervisory Board or the General Meeting of a resolution as referred to in Articles 20.9 or 20.10, respectively, shall result in the relevant resolution being null and void pursuant to Section 2:14(1) DCC but shall not affect the powers of representation of the Management Board or of the Managing Directors.

MANAGEMENT BOARD - COMPENSATION

Article	21
21.1	The General Meeting shall determine the Company's policy concerning the compensation of the Management Board with due observance of the relevant statutory requirements.
21.2	The compensation of Managing Directors shall be determined by the Supervisory Board with due observance of the policy referred to in Article 21.1.
21.3	The Supervisory Board shall submit proposals concerning compensation arrangements for the Management Board in the form of shares or rights to subscribe for shares to the General Meeting for approval. This proposal must at least include the number of shares or rights to subscribe for shares that may be awarded to the Management Board and which criteria apply for such awards or changes thereto. The absence of the approval of the General Meeting shall not affect the powers of representation.

MANAGEMENT BOARD - REPRESENTATION

Article	22
22.1	The Management Board is entitled to represent the Company.
22.2	The power to represent the Company also vests in
a.	the CEO acting individually; and
b.	any two Managing Directors acting jointly.
22.3	The Company may also be represented by the holder of a power of attorney to that effect. If the Company grants a power of attorney to an individual, the Management Board may grant an appropriate title to such person.

SUPERVISORY BOARD - COMPOSITION

Article	23
23.1	The Company has a Supervisory Board consisting of one or more Supervisory Directors. The Supervisory Board shall be composed of individuals.
23.2	The Supervisory Board shall determine the number of Supervisory Directors.
23.3	The Supervisory Board shall elect a Supervisory Director to be the Chairperson. The Supervisory Board may dismiss the Chairperson, provided that the Supervisory Director so dismissed shall subsequently continue his term of office as a Supervisory Director without having the title of Chairperson.
23.4	Where a Supervisory Director is no longer in office or is unable to act, he may be replaced temporarily by a person whom the Supervisory Board has designated for that purpose and, until then, the other Supervisory Director(s) shall be charged with the supervision of the Company. Where all Supervisory Directors are no longer in office or are unable to act, the supervision of the Company shall be attributed to the former Supervisory Director who most recently ceased to hold office as the Chairperson, provided that he is willing and able to accept that position, who may designate one or more other persons to be charged with the supervision of the Company (instead of, or together with, such former Supervisory Director). The person(s) charged with the supervision of the Company pursuant to the previous sentence shall cease to hold that position when the General Meeting has appointed one or more persons as Supervisory Director(s). Article 17.5 applies mutatis mutandis.

SUPERVISORY BOARD - APPOINTMENT, SUSPENSION AND DISMISSAL

Article	24
24.1	The General Meeting shall appoint the Supervisory Directors and may at any time suspend or dismiss any Supervisory Director.
24.2	The General Meeting can only appoint a Supervisory Director upon a binding nomination by the Supervisory Board.

The General Meeting may at any time resolve to render any such nomination to be non-binding by a majority of at least two thirds of the votes cast representing more than half of the issued share capital. If a nomination is rendered non-binding, a new nomination shall be made by the Supervisory Board. A second meeting as referred to in Section 2:120(3) DCC cannot be convened.

24.3	Upon the making of a nomination for the appointment of a Supervisory Director, the following information shall be provided with respect to the candidate:
a.	his age and profession;
b.	the aggregate nominal value of the shares held by him in the Company's capital;
c.	his present and past positions, to the extent that these are relevant for the performance of the tasks of a Supervisory Director;
d.	the names of any entities of which he is already a supervisory director or a non-executive director; if these include entities that form part of the same group, a specification of the group's name shall suffice.

The nomination must be supported by reasons. In the case of a reappointment, the manner in which the candidate has fulfilled his duties as a Supervisory Director shall be taken into account.

24.4	At a General Meeting, a resolution to appoint a Supervisory Director can only be passed in respect of candidates whose names are stated for that purpose in the agenda of that General Meeting or the explanatory notes thereto.
24.5	A resolution of the General Meeting to suspend or dismiss a Supervisory Director shall require a majority of at least two thirds of the votes cast representing more than half of the issued share capital, unless the resolution is passed at the proposal of the Supervisory Board. A second meeting as referred to in Section 2:120(3) DCC cannot be convened.
24.6	If a Supervisory Director is suspended and the General Meeting does not resolve to dismiss him within three months from the date of such suspension, the suspension shall lapse.

SUPERVISORY BOARD - DUTIES AND ORGANISATION

Article	25
25.1	The Supervisory Board is charged with the supervision of the policy of the Management Board and the general course of affairs of the Company and of the business connected with it. The Supervisory Board shall provide the Management Board with advice. In performing their duties, Supervisory Directors shall be guided by the interests of the Company and of the business connected with it, with due observance of Article 4.
25.2	The Management Board shall provide the Supervisory Board with the information necessary for the performance of its tasks in a timely fashion. At least once a year, the Management Board shall inform the Supervisory Board in writing of the main features of the strategic policy, the general and financial risks and the administration and control system of the Company.
25.3	The Supervisory Board shall draw up Supervisory Board Rules concerning its organisation, decision-making and other internal matters, with due observance of these articles of association. In performing their duties, the Supervisory Directors shall act in compliance with the Supervisory Board Rules.
25.4	The Supervisory Board shall establish the committees which the Company is required to have and otherwise such committees as are deemed to be appropriate by the Supervisory Board. The Supervisory Board shall draw up (and/or include in the Supervisory Board Rules) rules concerning the organisation, decision-making and other internal matters of its committees.

SUPERVISORY BOARD - DECISION-MAKING

Article	26
26.1	Without prejudice to Article 26.5, each Supervisory Director may cast one vote in the decision-making of the Supervisory Board.
26.2	A Supervisory Director can be represented by another Supervisory Director holding a written proxy for the purpose of the deliberations and the decision-making of the Supervisory Board.
26.3	Resolutions of the Supervisory Board shall be passed, irrespective of whether this occurs at a meeting or otherwise, by Simple Majority unless the Supervisory Board Rules provide differently.
26.4	Invalid votes, blank votes and abstentions shall not be counted as votes cast. Supervisory Directors who casted an invalid or blank vote or who abstained from voting shall be taken into account when determining the number of Supervisory Directors who are present or represented at a meeting of the Supervisory Board.
26.5	Where there is a tie in any vote of the Supervisory Board, the Chairperson shall have a casting vote, provided that there are at least three Supervisory Directors in office. Otherwise, the relevant resolution shall not have been passed.
26.6	A Supervisory Director shall not participate in the deliberations and decision-making of the Supervisory Board on a matter in relation to which he has a direct or indirect personal interest which conflicts with the interests of the Company and of the business connected with it. If, as a result thereof, no resolution can be passed by the Supervisory Board, the resolution may nevertheless be passed by the Supervisory Board as if none of the Supervisory Directors has a conflict of interests as described in the previous sentence.
26.7	Meetings of the Supervisory Board can be held through audio-communication facilities, unless a Supervisory Director objects thereto.
26.8	Resolutions of the Supervisory Board may, instead of at a meeting, be passed in writing, provided that all Supervisory Directors are familiar with the resolution to be passed and none of them objects to this decision-making process. Articles 26.1 through 26.6 apply mutatis mutandis.

SUPERVISORY BOARD - COMPENSATION

Article	27

The General Meeting may grant a compensation to the Supervisory Directors.

INDEMNITY

Article	28
28.1	The Company shall indemnify and hold harmless each of its Indemnified Officers against:
a.	any financial losses or damages incurred by such Indemnified Officer; and
b.	any expense reasonably paid or incurred by such Indemnified Officer in connection with any threatened, pending or completed suit, claim, action or legal proceedings of a civil, criminal, administrative or other nature, formal or informal, in which he becomes involved, to the extent this relates to his current or former position with the Company and/or a Group Company and in each case to the extent permitted by applicable law.

28.2	No indemnification shall be given to an Indemnified Officer:
a.	if a competent court or arbitral tribunal has established, without having (or no longer having) the possibility for appeal, that the acts or omissions of such Indemnified Officer that led to the financial losses, damages, expenses, suit, claim, action or legal proceedings as described in Article 28.1 are of an unlawful nature (including acts or omissions which are considered to constitute malice, gross negligence, intentional recklessness and/or serious culpability attributable to such Indemnified Officer);
b.	to the extent that his financial losses, damages and expenses are covered under insurance and the relevant insurer has settled, or has provided reimbursement for, these financial losses, damages and expenses (or has irrevocably undertaken to do so);
c.	in relation to proceedings brought by such Indemnified Officer against the Company, except for proceedings brought to enforce indemnification to which he is entitled pursuant to these articles of association, pursuant to an agreement between such Indemnified Officer and the Company which has been approved by the Management Board or pursuant to insurance taken out by the Company for the benefit of such Indemnified Officer; or
d.	for any financial losses, damages or expenses incurred in connection with a settlement of any proceedings effected without the Company's prior consent.
28.3	The Management Board may stipulate additional terms, conditions and restrictions in relation to the indemnification referred to in Article 28.1.

GENERAL MEETING - CONVENING AND HOLDING MEETINGS

Article	29
29.1	Annually, at least one General Meeting shall be held. This annual General Meeting shall be held within six months after the end of the Company's financial year.
29.2	A General Meeting shall also be held:
a.	within three months after the Management Board has considered it to be likely that the Company's equity has decreased to an amount equal to or lower than half of its paid up and called up capital, in order to discuss the measures to be taken if so required; and
b.	whenever the Management Board or the Supervisory Board so decides.
29.3	General Meetings must be held in the place where the Company has its corporate seat or in Arnhem, Assen, The Hague, Haarlem, 's-Hertogenbosch, Groningen, Leeuwarden, Lelystad, Maastricht, Middelburg, Rotterdam, Schiphol (Haarlemmermeer), Utrecht or Zwolle.
29.4	If the Management Board and the Supervisory Board have failed to ensure that a General Meeting as referred to in Articles 29.1 or 29.2 paragraph a. is held, each Person with Meeting Rights may be authorised by the court in preliminary relief proceedings to do so.
29.5	One or more Persons with Meeting Rights who collectively represent at least the part of the Company's issued share capital prescribed by law for this purpose may request the Management Board and the Supervisory Board in writing to convene a General Meeting, setting out in detail the matters to be discussed. If neither the Management Board nor the Supervisory Board (each in that case being equally authorised for this purpose) has taken the steps necessary to ensure that the General Meeting could be held within the relevant statutory period after the request, the requesting Person(s) with Meeting Rights may be authorised, at his/their request, by the court in preliminary relief proceedings to convene a General Meeting.

29.6	Any matter of which the discussion has been requested in writing by one or more Persons with Meeting Rights who, individually or collectively, represent at least the part of the Company's issued share capital prescribed by law for this purpose shall be included in the convening notice or announced in the same manner, if the Company has received the substantiated request or a proposal for a resolution no later than on the sixtieth day prior to that of the General Meeting.
29.7	Persons with Meeting Rights who wish to exercise their rights as described in Articles 29.5 and 29.6 must first consult the Management Board. In that respect, the Management Board shall have, and Persons with Meeting Rights must observe, the right to invoke any cooling-off period and response period provided under applicable law and/or the Dutch Corporate Governance Code.
29.8	A General Meeting must be convened with due observance of the relevant statutory minimum convening period.
29.9	All Persons with Meeting Rights must be convened for the General Meeting in accordance with applicable law. The holders of registered shares may be convened for the General Meeting by means of convening letters sent to the addresses of those shareholders in accordance with Article 6.6. The previous sentence does not prejudice the possibility of sending a convening notice by electronic means in accordance with Section 2:113(4) DCC.

GENERAL MEETING - PROCEDURAL RULES

Article	30
30.1	The General Meeting shall be chaired by one of the following individuals, taking into account the following order of priority:
a.	by the Chairperson, if there is a Chairperson who is present at the General Meeting;
b.	by another Supervisory Director who is chosen by the Supervisory Directors present at the General Meeting from their midst;
c.	by the CEO;
d.	by another Managing Director who is chosen by the Managing Directors present at the General Meeting from their midst; or
e.	by another person appointed by the General Meeting.

The person who should chair the General Meeting pursuant to paragraphs a. through e. may appoint another person to chair the General Meeting instead of him.

30.2	The chairperson of the General Meeting shall appoint another person present at the General Meeting to act as secretary and to minute the proceedings at the General Meeting. The minutes of a General Meeting shall be adopted by the chairperson of that General Meeting or by the Management Board. Where an official report of the proceedings is drawn up by a civil law notary, no minutes need to be prepared. Every Managing Director and Supervisory Director may instruct a civil law notary to draw up such an official report at the Company's expense.

30.3	The chairperson of the General Meeting shall decide on the admittance to the General Meeting of persons other than:
a.	the persons who have Meeting Rights at that General Meeting, or their proxyholders; and
b.	those who have a statutory right to attend that General Meeting on other grounds.
30.4	The holder of a written proxy from a Person with Meeting Rights who is entitled to attend a General Meeting shall only be admitted to that General Meeting if the proxy is determined to be acceptable by the chairperson of that General Meeting.
30.5	The Company may direct that any person, before being admitted to a General Meeting, identify himself by means of a valid passport or driver's license and/or should be submitted to such security arrangements as the Company may consider to be appropriate under the given circumstances. Persons who do not comply with these requirements may be refused entry to the General Meeting.
30.6	The chairperson of the General Meeting has the right to eject any person from the General Meeting if the chairperson considers such person to disrupt the orderly proceedings at the General Meeting.
30.7	The General Meeting may be conducted in a language other than the Dutch language, if so determined by the chairperson of the General Meeting.
30.8	The chairperson of the General Meeting may limit the amount of time that persons present at the General Meeting are allowed to take in addressing the General Meeting and the number of questions they are allowed to raise, with a view to safeguarding the orderly proceedings at the General Meeting. The chairperson of the General Meeting may also adjourn the meeting if he considers that this shall safeguard the orderly proceedings at the General Meeting.

GENERAL MEETING - EXERCISE OF MEETING AND VOTING RIGHTS

Article	31
31.1	Each Person with Meeting Rights has the right to attend, address and, if applicable, vote at General Meetings, whether in person or represented by the holder of a written proxy. Holders of fractional shares together constituting the nominal value of a share of the relevant class shall exercise these rights collectively, whether through one of them or through the holder of a written proxy.
31.2	The Management Board may decide that each Person with Meeting Rights is entitled, whether in person or represented by the holder of a written proxy, to participate in, address and, if applicable, vote at the General Meeting by electronic means of communication. For the purpose of applying the preceding sentence it must be possible, by electronic means of communication, for the Person with Meeting Rights to be identified, to observe in real time the proceedings at the General Meeting and, if applicable, to vote. The Management Board may impose conditions on the use of the electronic means of communication, provided that these conditions are reasonable and necessary for the identification of the Person with Meeting Rights and the reliability and security of the communication. Such conditions must be announced in the convening notice.

31.3	The Management Board can also decide that votes cast through electronic means of communication or by means of a letter prior to the General Meeting are considered to be votes that are cast during the General Meeting. These votes shall not be cast prior to the Record Date.
31.4	For the purpose of Articles 31.1 through 31.3, those who have voting rights and/or Meeting Rights on the Record Date and are recorded as such in a register designated by the Management Board shall be considered to have those rights, irrespective of whoever is entitled to the shares or depository receipts at the time of the General Meeting. Unless Dutch law requires otherwise, the Management Board is authorised to determine at its discretion, when convening a General Meeting, (i) whether the previous sentence applies and (ii) that the Record Date is applied with respect to shares of a specific class only.
31.5	Each Person with Meeting Rights must notify the Company in writing of his identity and his intention to attend the General Meeting. This notice must be received by the Company ultimately on the seventh day prior to the General Meeting, unless indicated otherwise when such General Meeting is convened. Persons with Meeting Rights that have not complied with this requirement may be refused entry to the General Meeting. When a General Meeting is convened the Management Board may stipulate not to apply the previous provisions of this Article 31.5 in respect of the exercise of Meeting Rights and/or voting rights attached to high voting shares at such General Meeting.

GENERAL MEETING - DECISION-MAKING

Article	32
32.1	Each ordinary share shall give the right to cast one (1) vote at the General Meeting, each high voting share shall give the right to cast twenty-five (25) votes at the General Meeting and each preferred share shall give the right to cast thirty thousand (30,000) votes at the General Meeting, subject to the other provisions in this Article Article 32.
32.2	No vote can be cast at a General Meeting in respect of a share belonging to the Company or a Subsidiary or in respect of a share for which any of them holds the depository receipts. Usufructuaries and pledgees of shares belonging to the Company or its Subsidiaries are not, however, precluded from exercising their voting rights if the usufruct or pledge was created before the relevant share belonged to the Company or a Subsidiary. Neither the Company nor a Subsidiary can vote shares in respect of which it holds a usufruct or a pledge.
32.3	Unless a greater majority and/or a greater quorum is required by these articles of association or mandatorily by law, all resolutions of the General Meeting shall be passed by a Simple Majority in a General Meeting where at least one third of the entire issued and outstanding share capital is represented. A new meeting as referred to in Section 2:130(3) DCC cannot be convened.
32.4	Invalid votes, blank votes and abstentions shall not be counted as votes cast. Shares in respect of which an invalid or blank vote has been cast and shares in respect of which an abstention has been made shall be taken into account when determining the part of the issued share capital that is represented at a General Meeting.

32.5	Where there is a tie in any vote of the General Meeting, the relevant resolution shall not have been passed.
32.6	The chairperson of the General Meeting shall decide on the method of voting and the voting procedure at the General Meeting.
32.7	The determination during the General Meeting made by the chairperson of that General Meeting with regard to the results of a vote shall be decisive. If the accuracy of the chairperson's determination is contested immediately after it has been made, a new vote shall take place if the majority of the General Meeting so requires or, where the original vote did not take place by response to a roll call or in writing, if any party with voting rights who is present so requires. The legal consequences of the original vote shall lapse as a result of the new vote.
32.8	The Management Board shall keep a record of the resolutions passed. The record shall be available at the Company's office for inspection by Persons with Meeting Rights. Each of them shall, upon request, be provided with a copy of or extract from the record, at no more than the cost price.
32.9	Shareholders may pass resolutions outside a meeting, unless the Company has issued bearer shares or cooperated with the issuance of depository receipts for shares in its capital. Such resolutions can only be passed by a unanimous vote of all shareholders with voting rights. The votes shall be cast in writing and may be cast through electronic means.
32.10	The Managing Directors and Supervisory Directors shall, in that capacity, have an advisory vote at the General Meetings.

GENERAL MEETING - SPECIAL RESOLUTIONS

Article	33
33.1	The following resolutions can only be passed by the General Meeting at the proposal of the Management Board:
a.	the issue of shares or the granting of rights to subscribe for shares;
b.	the limitation or exclusion of pre-emption rights;
c.	the designation or granting of an authorisation as referred to in Articles 8.1, 9.5 and 12.2, respectively, or the disapplication or revocation of any such designation or authorisation;
d.	the reduction of the Company's issued share capital;
e.	the making of a distribution on the ordinary shares, the high voting shares and the preferred shares from the Company's profits or reserves;
f.	the making of a distribution in the form of shares in the Company's capital or in the form of assets, instead of in cash;
g.	the amendment of these articles of association;
h.	the entering into of a merger or demerger;
i.	the instruction of the Management Board to apply for the Company's bankruptcy; and
j.	the Company's dissolution.
33.2	A matter which has been included in the convening notice or announced in the same manner by or at the request of one or more Persons with Meeting Rights pursuant to Articles 29.5 and/or 29.6 shall not be considered to have been proposed by the Management Board for purposes of Article 33.1, unless the Management Board has expressly indicated that it supports the discussion of such matter in the agenda of the General Meeting concerned or in the explanatory notes thereto.

CLASS MEETINGS

Article	34
34.1	A Class Meeting shall be held whenever a resolution of that Class Meeting is required by Dutch law or under these articles of association and otherwise whenever the Management Board or the Supervisory Board so decides.
34.2	Without prejudice to Article 34.1, for Class Meetings of ordinary shares, the provisions concerning the convening of, drawing up of the agenda for, holding of and decision-making by the General Meeting apply mutatis mutandis.
34.3	For Class Meetings of high voting shares or preferred shares, the following shall apply:
a.	Articles 29.3, 29.9, 30.3, 32.1, 32.2 through 32.10 apply mutatis mutandis;
b.	a Class Meeting must be convened no later than on the eighth day prior to that of the meeting;
c.	a Class Meeting shall appoint its own chairperson; and
d.	where the rules laid down by these articles of association in relation to the convening, location of or drawing up of the agenda for a Class Meeting have not been complied with, legally valid resolutions may still be passed by that Class Meeting by a unanimous vote at a meeting at which all shares of the relevant class are represented.

REPORTING - FINANCIAL YEAR, ANNUAL ACCOUNTS AND MANAGEMENT REPORT

Article	35
35.1	The Company's financial year shall coincide with the calendar year.
35.2	Annually, within the relevant statutory period, the Management Board shall prepare the annual accounts and the management report and deposit them at the Company's office for inspection by the shareholders.
35.3	The annual accounts shall be signed by the Managing Directors and the Supervisory Directors. If any of their signatures is missing, this shall be mentioned, stating the reasons.
35.4	The Company shall ensure that the annual accounts, the management report and the particulars to be added pursuant to Section 2:392(1) DCC shall be available at its offices as from the convening of the General Meeting at which they are to be discussed. The Persons with Meeting Rights are entitled to inspect such documents at that location and to obtain a copy at no cost.
35.5	The annual accounts shall be adopted by the General Meeting.

REPORTING - AUDIT

Article	36
36.1	The General Meeting shall instruct an external auditor as referred to in Section 2:393 DCC to audit the annual accounts. Where the General Meeting fails to do so, the Supervisory Board shall be authorised to do so.

36.2	The instruction may be revoked by the General Meeting and by the body that has granted the instruction. The instruction can only be revoked for well-founded reasons; a difference of opinion regarding the reporting or auditing methods shall not constitute such a reason.

DISTRIBUTIONS - GENERAL

Article	37
37.1	A distribution can only be made to the extent that the Company's equity exceeds the amount of the paid up and called up part of its capital plus the reserves which must be maintained by law.
37.2	The Management Board may resolve to make interim distributions, provided that it appears from interim accounts to be prepared in accordance with Section 2:105(4) DCC that the requirement referred to in Article 37.1 has been met.
37.3	Distributions shall be made in proportion to the aggregate number of shares held, with (i) the ordinary shares, the high voting shares and the preferred shares being considered to be shares of the same class, and (ii) one (1) preferred shares being counted as thirty thousand (30,000) shares for the purpose of calculating a distribution.
37.4	The parties entitled to a distribution shall be the relevant shareholders, usufructuaries and pledgees, as the case may be, at a date to be determined by the Management Board for that purpose. This date shall not be earlier than the date on which the distribution was announced.
37.5	The General Meeting may resolve, subject to Article 33, that all or part of a distribution, instead of being made in cash, shall be made in the form of shares in the Company's capital or in the form of the Company's assets.
37.6	A distribution shall be payable on such date and, if it concerns a distribution in cash, in such currency or currencies as determined by the Management Board. If it concerns a distribution in the form of the Company's assets, the Management Board shall determine the value attributed to such distribution for purposes of recording the distribution in the Company's accounts with due observance of applicable law (including the applicable accounting principles).
37.7	A claim for payment of a distribution shall lapse after five years have expired after the distribution became payable.
37.8	For the purpose of calculating the amount or allocation of any distribution, shares held by the Company in its own capital shall not be taken into account. No distribution shall be made to the Company in respect of shares held by it in its own capital.

DISTRIBUTIONS - RESERVES

Article	38
38.1	All reserves maintained by the Company shall be attached exclusively to the ordinary shares, the high voting shares and the preferred shares, with those classes of shares being considered to be shares of the same class in respect of distributions from the reserves and entitlements to such distributions.
38.2	Subject to Article 33, the General Meeting is authorised to resolve to make a distribution from the Company's reserves.

38.3	The Management Board may resolve to charge amounts to be paid up on shares against the Company's reserves, irrespective of whether those shares are issued to existing shareholders.

DISTRIBUTIONS - PROFITS

Article	39
39.1	Subject to Article 37.1, the profits shown in the Company's annual accounts in respect of a financial year shall be appropriated as follows, and in the following order of priority:
a.	the Management Board shall determine which part of the profits shall be added to the Company's reserves; and
b.	subject to Article 33, the remaining profits shall be at the disposal of the General Meeting for distribution on the ordinary shares, the high voting shares and the preferred shares.
39.2	Subject to Article 37.1, a distribution of profits shall be made after the adoption of the annual accounts that show that such distribution is allowed.

DISSOLUTION AND LIQUIDATION

Article	40
40.1	In the event of the Company being dissolved, the liquidation shall be effected by the Management Board under the supervision of the Supervisory Board, unless the General Meeting decides otherwise.
40.2	To the extent possible, these articles of association shall remain in effect during the liquidation.
40.3	To the extent that any assets remain after payment of all of the Company's debts, those assets shall be distributed as follows, and in the following order of priority:
a.	from the remaining assets shall be distributed to the holders of preferred shares an amount equal to the amount contributed (and not yet repaid) on the relevant preferred shares held by such shareholders; and
b.	any remaining assets thereafter, shall be distributed to the holders of ordinary shares, high voting shares and preferred shares (with Article 37.3 applying to such distribution mutatis mutandis).
40.4	After the Company has ceased to exist, its books, records and other information carriers shall be kept for the period prescribed by law by the person designated for that purpose in the resolution of the General Meeting to dissolve the Company. Where the General Meeting has not designated such a person, the liquidators shall do so.

FEDERAL FORUM PROVISION

Article	41

Unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for any complaint asserting a cause of action arising under the United States Securities Act of 1933, as amended, or the United States Securities Exchange Act of 1934, as amended, to the fullest extent permitted by applicable law, shall be the United States federal district courts.

TRANSITIONAL PROVISION

Article	42

Only to the extent that regulations of the NASDAQ Stock Market or any other regulated stock exchange operating in the United States of America, are not applicable to the Company or do no restrict to do so, the Management Board shall be authorised (but shall not be obliged) and subject to the prior approval of the Supervisory Board to pass a resolution to invoke the transitional provision of this Article 42, pursuant to which and with effect from the time that that such resolution is adopted, the current Article 32.3 shall lapse and a new Article 32.3 shall read as follows:

"Unless a greater majority and/or a quorum is required by these articles of association or mandatorily by law, all resolutions of the General Meeting shall be passed by a Simple Majority."

SWI/PSU/11011960-1/13817363

Statutenwijziging (aangepast)(Deel B)(scenario i)

(In het geval dat de 7 november 2024 Deel B wijzigingen nog niet zijn geïmplementeerd]

Sono Group N.V.

Heden, [*] tweeduizend vijfentwintig, verscheen voor mij, mr. Alexander Joannes Wiggers, notaris te Amsterdam:

[in te voegen: gegevens van medewerker van DLA Piper Nederland].

De comparant verklaarde het volgende:

A.	de statuten van Sono Group N.V., een naamloze vennootschap, statutair gevestigd te Amsterdam, Nederland, kantoorhoudende te Waldmeisterstrasse 93, 80935 München, Bondsrepubliek Duitsland, ingeschreven in het Handelsregister onder nummer 80683568 (Vennootschap), werden laatstelijk vastgesteld bij akte van statutenwijziging op [drieëntwintig december tweeduizend vierentwintig] verleden voor mr. [J.M.P. Hermans], notaris te Amsterdam, Nederland; en
B.	in een algemene vergadering van de Vennootschap gehouden op [zowel] [zeven november tweeduizend vierentwintig, als] dertien augustus tweeduizend vijfentwintig, waarvan de notulen (in kopie) aan deze akte zijn gehecht, is op voorstel van het bestuur van de Vennootschap onder andere besloten:
(i)	de statuten van de Vennootschap te wijzigen;
(ii)	het bestuur van de Vennootschap te machtigen om te besluiten tot vaststelling van het nieuwe bedrag en de nieuwe samenstelling van het maatschappelijk kapitaal van de Vennootschap, zoals vermeld in deze akte; en
(iii)	de comparant te machtigen deze akte te tekenen; en
C.	het besluit van het bestuur van de Vennootschap tot vaststelling van het nieuwe bedrag en de nieuwe samenstelling van het maatschappelijk kapitaal van de Vennootschap, zoals vermeld in deze akte, en de comparant te machtigen deze akte te tekenen, zijn genomen bij schriftelijk besluit van het bestuur van de Vennootschap gedateerd [*] tweeduizend vijfentwintig. Een kopie van voormeld schriftelijk besluit is aan deze akte is gehecht.

De comparant, handelend als gemeld, verklaarde hierbij de statuten van de Vennootschap partieel te wijzigen als volgt:

Wijziging A

In artikel 1.1. worden in alfabetische volgorde nieuwe definities ingevoegd, luidende als volgt:

Conversie Aandelen	De aandelen met verhoogd stemrecht of de preferente aandelen waarop een verzoek tot omzetting betrekking heeft in de zin van Artikel 7.
Overdrachtsaandelen	De aandelen met verhoogd stemrecht of de preferente aandelen waarop een verzoek tot goedkeuring voor overdracht betrekking heeft in de zin van Artikel 16.
Verzoekende Aandeelhouder	Een aandeelhouder die heeft verzocht om een goedkeuring van een overdracht van Overdracht Aandelen."

Wijziging B

Artikel 5 wordt gewijzigd en luidt voortaan als volgt:

"AANDELEN – MAATSCHAPPELIJK KAPITAAL EN CERTIFICATEN

Artikel 5

5.1	Het maatschappelijk kapitaal van de Vennootschap bedraagt een miljoen vijfhonderdtweeëntachtigduizend zeshonderd euro (EUR 1.582.600,00).
5.2	Het maatschappelijk kapitaal is verdeeld in:
a.	eenhonderdtwintig miljoen (120.000.000) gewone aandelen, elk met een nominaal bedrag van één eurocent (EUR 0,01);
b.	veertigduizend (40.000) aandelen met verhoogd stemrecht, elk met een nominaal bedrag van vijfentwintig eurocent (EUR 0,25); en
c.	eenduizend tweehonderdtweeënveertig (1.242) preferente aandelen, elk met een nominaal bedrag van driehonderd euro (EUR 300).
5.3	Bij een omzetting van een of meer aandelen met verhoogd stemrecht of preferente aandelen in gewone aandelen overeenkomstig Artikel 7, wordt het maatschappelijk kapitaal opgenomen in Artikel 5.2 verlaagd met het aantal aldus omgezette aandelen met verhoogd stemrecht of preferente aandelen respectievelijk, en verhoogd met het aantal gewone aandelen waarin die aandelen met verhoogd stemrecht of prefentente aandelen worden omgezet.
5.4	Het Bestuur kan besluiten om een of meer aandelen te splitsen in een zodanig aantal onderaandelen als bepaald door het Bestuur. Tenzij anders aangegeven, vinden de bepalingen van deze statuten over aandelen en aandeelhouders overeenkomstige toepassing op onderaandelen respectievelijk de houders daarvan.
5.5	De Vennootschap mag haar medewerking verlenen aan een uitgifte van certificaten van aandelen in haar kapitaal."

Wijziging C

Artikel 7 wordt gewijzigd en luidt voortaan als volgt:

"AANDELEN – OMZETTING VAN AANDELEN MET VERHOOGD STEMRECHT EN PREFERENTE AANDELEN

Artikel 7

7.1	Ieder aandeel met verhoogd stemrecht kan worden omgezet in vijfentwintig (25) gewone aandelen en ieder preferente aandeel kan worden omgezet in dertigduizend (30.000) gewone aandelen, overeenkomstig de bepalingen van dit Artikel 7. Gewone aandelen kunnen niet in aandelen met verhoogd stemrecht of preferente aandelen worden omgezet.
7.2	Iedere houder van een of meer aandelen met verhoogd stemrecht of preferente aandelen kan verzoeken om de omzetting van alle of een deel van die aandelen met verhoogd stemrecht of preferente aandelen in gewone aandelen in de in Artikel 7.1 bedoelde verhouding door middel van een schriftelijk verzoek aan het Bestuur. Een dergelijk verzoek moet worden ondertekend door de betreffende aandeelhouder (of een bevoegde vertegenwoordiger van de betreffende aandeelhouder) en dient te bevatten:
a.	een specificatie van het aantal aandelen met verhoogd stemrecht of preferente aandelen waarop het verzoek betrekking heeft (Conversie Aandelen);
b.	een garantie van de betreffende aandeelhouder dat:
i.	de Conversie Aandelen waarop het verzoek betrekking heeft niet zijn bezwaard met enig vruchtgebruik, pandrecht of andere bezwaring;
ii.	voor de Conversie Aandelen geen certificaten of andere afgeleide financiële instrumenten zijn uitgegeven; en
iii.	de betreffende aandeelhouder volledig bevoegd is om over zijn vermogen te beschikken en bevoegd is om de in Artikel 7.3 bedoelde rechtshandelingen te verrichten.
c.	een onherroepelijke verbintenis van de betreffende aandeelhouder jegens de Vennootschap om:
i.	geen handelingen te verrichten (en geen handelingen na te laten) die de hierboven in onderdeel b. bedoelde garanties bij het verrichten van de in Artikel 7.3 bedoelde handelingen onjuist of onvolledig zouden maken; en
ii.	de Vennootschap te vrijwaren en schadeloos te stellen voor alle door de Vennootschap geleden financiële verliezen of schade en alle redelijkerwijs door de Vennootschap betaalde of opgelopen kosten in verband met een dreigende, hangende of afgelopen rechtszaak, (rechts)vordering of juridische procedure van civiele, strafrechtelijke, bestuurlijke of andersoortige aard, formeel of informeel, waarin de Vennootschap wordt betrokken als gevolg van de aldus verzochte omzetting, steeds voor zover toegelaten onder het toepasselijke recht en behalve voor zover een bevoegde rechtbank of arbitragetribunaal heeft vastgesteld die financiële verliezen, schade, kosten, rechtszaak, (recht)vordering of juridische procedure werden geleden, opkwamen of werden geïnitieerd als gevolg van handelingen of omissies door de Vennootschap die geacht worden opzet, grove schuld of bewuste roekeloosheid te vormen die toerekenbaar is aan de Vennootschap en de Vennootschap niet, of niet langer, de mogelijkheid heeft om daartegen beroep of cassatie in te stellen; en

d.	een onherroepelijke en onvoorwaardelijke volmacht van de betreffende aandeelhouder aan de Vennootschap, met het recht van substitutie en beheerst door Nederlands recht, om namens die aandeelhouder de in Artikel 7.3 bedoelde handelingen te verrichten.
7.3	Na ontvangst van een verzoek als bedoeld in Artikel 7.2:
a.	zal het Bestuur besluiten om de Conversie Aandelen met onmiddellijke ingang om te zetten in gewone aandelen in de in Artikel 7.1 genoemde verhouding; en
b.	met betrekking tot een omzetting van Conversie Aandelen zijnde aandelen met verhoogd stemrecht, zal de aandeelhouder die het verzoek heeft gedaan, onverwijld na de omzetting als hierboven bedoeld in onderdeel a., vierentwintig van iedere vijfentwintig gewone aandelen waarin zijn aandelen met verhoogd stemrecht zijn omgezet ingevolge het besluit als hierboven bedoeld in onderdeel a. om niet aan de Vennootschap overdragen en zal de Vennootschap die gewone aandelen aanvaarden.
7.4	Noch het Bestuur noch de Vennootschap is verplicht een omzetting van Conversie Aandelen te bewerkstelligen:
a.	indien het verzoek als bedoeld in Artikel 7.2 niet voldoet aan de specificaties en vereisten van Artikel 7.2 of indien het Bestuur redelijkerwijs van mening is dat de in het verzoek opgenomen informatie onjuist of onvolledig is; of
b.	voor zover het de Vennootschap op grond van dwingend Nederlands recht niet zou zijn toegestaan om het betreffende aantal gewone aandelen als omschreven in Artikel 7.3 onderdeel b. in verband met die omzetting te verkrijgen."

Wijziging D

Artikel 9.1 wordt gewijzigd en luidt voortaan als volgt:

"9.1	Iedere aandeelhouder heeft bij uitgifte van gewone aandelen, aandelen met verhoogd stemrecht of preferente aandelen, een voorkeursrecht naar evenredigheid van het gezamenlijke nominale bedrag van zijn gewone aandelen, aandelen met verhoogd stemrecht of preferente aandelen respectievelijk."

Wijziging E

Artikel 15.3 wordt gewijzigd en luidt voortaan als volgt:

"15.	In afwijking van Artikel 15.2:

a.	komt het stemrecht toe aan de vruchtgebruiker of pandhouder van gewone aandelen, indien zulks bij de vestiging van het vruchtgebruik of pandrecht is bepaald; en
b.	komt het stemrecht toe aan de vruchtgebruiker of pandhouder van aandelen met verhoogd stemrecht of preferente aandelen, indien zulks bij de vestiging van het vruchtgebruik of pandrecht is bepaald en de bepaling is goedgekeurd door het Bestuur."

Wijziging F

Artikel 16 wordt gewijzigd en luidt voortaan als volgt:

"AANDELEN – BLOKKERINGSREGELING

Artikel 16

16.1	Een overdracht van aandelen met verhoogd stemrecht of preferente aandelen vereist de voorafgaande goedkeuring van het Bestuur. Een aandeelhouder die aandelen met verhoogd stemrecht en/of preferente aandelen wil overdragen (Verzoekende Aandeelhouder) dient eerst het Bestuur om goedkeuring te verzoeken voor een overdracht van de betreffende aandelen met verhoogd stemrecht en/of preferente aandelen (Overdrachtsaandelen). Een overdracht van gewone aandelen is niet onderhevig aan deze statutaire blokkeringsregeling.
16.2	Een overdracht van Overdrachtsaandelen dient plaats te vinden binnen drie maanden nadat de goedkeuring door het Bestuur is verleend of wordt geacht te zijn verleend op grond van Artikel 16.3.
16.3	De goedkeuring wordt geacht door het Bestuur te zijn verleend:
a.	indien het Bestuur geen besluit heeft genomen om de goedkeuring te verlenen of te weigeren binnen drie maanden nadat de Vennootschap het verzoek tot goedkeuring heeft ontvangen; of
b.	indien het Bestuur, bij het weigeren van de goedkeuring, geen opgave doet aan de Verzoekende Aandeelhouder van de identiteit van een of meer gegadigden die bereid zijn de betreffende Overdrachtsaandelen te kopen.
16.4	Indien het Bestuur de goedkeuring weigert en opgave doet aan de Verzoekende Aandeelhouder van de identiteit van een of meer gegadigden, dient de Verzoekende Aandeelhouder het Bestuur binnen twee weken na ontvangst van die opgave te informeren of:
a.	hij zijn verzoek tot goedkeuring intrekt, in welk geval de Verzoekende Aandeelhouder de betreffende Overdrachtsaandelen niet kan overdragen; of
b.	hij de gegadigde(n) accepteert, in welk geval de Verzoekende Aandeelhouder onverwijld in onderhandelingen zal treden met de gegadigde(n) over de voor de betreffende Overdrachtsaandelen te betalen prijs.

Indien de Verzoekende Aandeelhouder het Bestuur niet tijdig informeert omtrent zijn keuze, wordt hij geacht zijn verzoek tot goedkeuring te hebben ingetrokken, in welk geval de Verzoekende Aandeelhouder de betreffende Overdrachtsaandelen niet kan overdragen.

16.5	Indien overeenstemming wordt bereikt in de onderhandelingen bedoeld in Artikel 16.4 onderdeel b. binnen twee weken na het einde van de periode bedoeld in Artikel 16.4, worden de betreffende Overdrachtsaandelen binnen drie maanden nadat overeenstemming werd bereikt, overgedragen tegen de overeengekomen prijs. Indien niet tijdig overeenstemming wordt bereikt in deze onderhandelingen:
a.	zal de Verzoekende Aandeelhouder het Bestuur daarvan onverwijld kennis geven; en
b.	zal de voor de betreffende Overdrachtsaandelen te betalen prijs gelijk zijn aan de waarde daarvan, zoals vastgesteld door een of meer onafhankelijke deskundigen die door de Verzoekende Aandeelhouder en de gegadigde(n) in onderlinge overeenstemming worden benoemd.

16.6	Indien geen overeenstemming wordt bereikt over de benoeming van de onafhankelijke deskundige(n) zoals bedoeld in Artikel 16.5 onderdeel b. binnen twee weken na het einde van de periode bedoeld in Artikel 16.5:
a.	zal de Verzoekende Aandeelhouder het Bestuur daarvan onverwijld kennis geven; en
b.	zal de Verzoekende Aandeelhouder de voorzitter van de rechtbank van het arrondissement waar de Vennootschap haar statutaire zetel heeft onverwijld verzoeken om drie onafhankelijke deskundigen te benoemen om de waarde van de betreffende Overdrachtsaandelen vast te stellen.
16.7	Indien en wanneer de waarde van de betreffende Overdrachtsaandelen is vastgesteld door de onafhankelijke deskundige(n), ongeacht of hij/zij in onderlinge overeenstemming of door de president van de betreffende rechtbank is/zijn benoemd, zal de Verzoekende Aandeelhouder het Bestuur onverwijld kennis geven van de aldus vastgestelde waarde. Het Bestuur zal vervolgens de gegadigde(n) onverwijld kennis geven van die waarde, waarna de/iedere gegadigde zich terug mag trekken uit de verkoopprocedure door daarvan binnen twee weken kennis te geven aan het Bestuur.
16.8	Indien een gegadigde zich terugtrekt uit de verkoopprocedure overeenkomstig Artikel 16.7, zal het Bestuur:
a.	daarvan onverwijld kennis geven aan de Verzoekende Aandeelhouder en de andere gegadigde(n), voor zover die er zijn; en
b.	de/iedere andere gegadigde, voor zover die er zijn, de gelegenheid bieden om binnen twee weken kennis te geven aan het Bestuur en de Verzoekende Aandeelhouder van zijn bereidheid om de betreffende als gevolg van de terugtrekking vrijgekomen Overdrachtsaandelen te kopen tegen de door de onafhankelijke deskundige(n) vastgestelde prijs (waarbij het Bestuur bevoegd is om, te zijner discretie, de verdeling van die Overdrachtsaandelen tussen dergelijke bereidwillige gegadigde(n) te bepalen).
16.9	Indien aan het Bestuur is gebleken dat alle betreffende Overdrachtsaandelen kunnen worden overgedragen aan een of meer gegadigden tegen de door de onafhankelijke deskundige(n) vastgestelde prijs, zal het Bestuur daarvan onverwijld kennis geven aan de Verzoekende Aandeelhouder en de betreffende gegadigde(n). Binnen drie maanden na verzending van die kennisgeving dient de overdracht van de betreffende Overdrachtsaandelen te geschieden.
16.10	Indien aan het Bestuur is gebleken dat alle betreffende Overdrachtsaandelen niet kunnen worden overgedragen aan een of meer gegadigden tegen de door de onafhankelijke deskundige(n) vastgestelde prijs:
a.	zal het Bestuur daarvan onverwijld kennis geven aan de Verzoekende Aandeelhouder; en
b.	mag de Verzoekende Aandeelhouder alle betreffende Overdrachtsaandelen vrijelijk overdragen, mits die overdracht geschiedt binnen drie maanden na ontvangst van de kennisgeving bedoeld in onderdeel a.

16.11	De Vennootschap kan slechts met instemming van de Verzoekende Aandeelhouder gegadigde zijn onder dit Artikel 16.
16.12	Alle kennisgevingen op grond van dit Artikel 16 geschieden schriftelijk.
16.13	De voorgaande bepalingen van dit Artikel 16 gelden niet:
a.	voor zover een aandeelhouder met aandelen met verhoogd stemrecht en/of preferente aandelen krachtens de wet tot overdracht van dergelijke aandelen aan een eerdere houder verplicht is;
b.	ingeval van een overdracht ter uitwinning van een pandrecht op grond van artikel 3:248 BW juncto artikel 3:250 of 3:251 BW; of
c.	ingeval van een overdracht aan de Vennootschap, behoudens het geval dat de Vennootschap handelt als gegadigde op grond van Artikel 16.11.
16.14	Dit Artikel 16 is van overeenkomstige toepassing ingeval van een overdracht van rechten tot het nemen van aandelen met verhoogd stemrecht of preferente aandelen."

Wijziging G

Artikel 32.1 wordt gewijzigd en luidt voortaan als volgt:

"32.1	Ieder gewoon aandeel geeft het recht om één (1) stem op de Algemene Vergadering uit te brengen, ieder aandeel met verhoogd stemrecht geeft het recht om vijfentwintig (25) stemmen op de Algemene Vergadering uit te brengen en ieder preferente aandeel geeft het recht om dertigduizend (30.000) stemmen op de Algemene Vergadering uit te brengen, met inachtneming van de overige bepalingen van dit Artikel 32."

Wijziging H

Artikel 33.1e wordt gewijzigd en luidt voortaan als volgt:

"e.	het doen van een uitkering op de gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen ten laste van de winst of reserves van de Vennootschap;"

Wijziging I

Artikel 34.3 wordt gewijzigd en luidt voortaan als volgt:

"34.3	Voor Soortvergaderingen van aandelen met verhoogd stemrecht of preferente aandelen gelden de volgende bepalingen:

a.	de Artikelen 29.3, 29.9, 30.3, 32.1, 32.2 tot en met 32.10 zijn van overeenkomstige toepassing;
b.	de oproeping tot een Soortvergadering geschiedt niet later dan op de achtste dag voor die van de vergadering;
c.	een Soortvergadering benoemt haar eigen voorzitter; en
d.	indien de vereisten gesteld door deze statuten met betrekking tot de oproeping, de plaats of het opstellen van de agenda voor een Soortvergadering niet zijn nageleefd, kunnen wettige besluiten niettemin worden genomen door die Soortvergadering met algemene stemmen in een vergadering, waarin alle aandelen van de betreffende soort vertegenwoordigd zijn."

Wijziging J

Artikel 37.3 wordt gewijzigd en luidt voortaan als volgt:

"37.3	Uitkeringen worden gedaan naar evenredigheid van het totale aantal gehouden aandelen, waarbij (i) de gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen als aandelen van dezelfde soort worden beschouwd, en (ii) één (1) preferent aandeel meetelt als dertigduizend (30.000) aandelen, voor het berekenen van een uitkering."

Wijziging K

Artikel 38.1 wordt gewijzigd en luidt voortaan als volgt:

"38.1	Alle door de Vennootschap aangehouden reserves zijn uitsluitend verbonden aan de gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen, waarbij deze soorten aandelen met betrekking tot uitkeringen en rechten op dergelijke uitkeringen ten laste van de reserves worden aangemerkt als dezelfde soort aandelen."

Wijziging L

Artikel 39.1 wordt gewijzigd en luidt voortaan als volgt:

"39.1	Met inachtneming van Artikel 37.1, wordt de winst die uit de jaarrekening van de Vennootschap over een boekjaar blijkt als volgt en in de onderstaande volgorde aangewend:

a.	het Bestuur bepaalt welk deel van de winst wordt toegevoegd aan de reserves van de Vennootschap; en
b.	met inachtneming van Artikel 33, staat de resterende winst ter beschikking van de Algemene Vergadering voor uitkering op de gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen."

Wijziging M

Artikel 40.3 wordt gewijzigd en luidt voortaan als volgt:

"40.3	Voor zover enig vermogen resteert na de betaling van alle schulden van de Vennootschap, wordt dat vermogen als volgt en in de onderstaande volgorde uitgekeerd:

a.	uit hetgeen van het vermogen resteert, wordt uitgekeerd aan de houders van preferente aandelen een bedrag gelijk aan het bedrag dat is gestort (en nog niet is terugbetaald) op de betreffende preferente aandelen die door een dergelijke aandeelhouder worden gehouden; en
b.	hetgeen daarna van het vermogen resteert, wordt uitgekeerd aan de houders van gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen (waarbij Artikel 37.3 van overeenkomstige toepassing is op die uitkering)."

Wijziging N

De overgangsbepalingen van Artikelen 42.1 en 42.3 vervallen en tegelijkertijd wordt Artikel 42.2 (oud) hernummerd tot Artikel 42 (nieuw) en gewijzigd als volgt:

"OVERGANGSBEPALING

Artikel 42

Slechts voor zover de regelgeving van de NASDAQ Stock Market of een andere gereglementeerde effectenbeurs die in de Verenigde Staten van Amerika wordt geëxploiteerd, niet van toepassing is op de Vennootschap of dit toelaat, is het Bestuur bevoegd (maar niet verplicht) om, mits goedgekeurd door de Raad van Commissarissen, te besluiten tot het inroepen van de overgangsbepaling van dit Artikel 42 waardoor, met inwerkingtreding per het tijdstip dat een dergelijk besluit is genomen, het huidige Artikel 32.2 vervalt en een nieuw Artikel 32.3 als volgt komt te luiden:

"Tenzij een grotere meerderheid is voorgeschreven en/of een quorum is voorgeschreven door deze statuten of dwingendrechtelijk door de wet, worden alle besluiten van de Algemene Vergadering genomen met een Volstrekte Meerderheid.""

WIJZIGING KAPITAAL

1.1	Onmiddellijk voorafgaande aan het van kracht worden van bovenstaande statutenwijziging bedroeg het geplaatste kapitaal van de Vennootschap achtenveertigduizend eenhonderdzevenennegentig euro en zeventig eurocent (EUR 48.197,70), verdeeld in een miljoen vierhonderdnegenduizend achthonderdvijfentachtig (1.409.885) gewone aandelen, elk met een nominaal bedrag van twee eurocent (EUR 0.02) en veertigduizend (40.000) aandelen met verhoogd stemrecht, elk met een nominaal bedrag van vijftig eurocent (EUR 0.50).
1.2	Onder de opschortende voorwaarde van het van kracht worden van bovenstaande statutenwijziging zijn, bij akte op [*] tweeduizend vijfentwintig, in totaal eenduizend tweehonderdtweeënveertig (1.242) nieuwe preferente aandelen in het kapitaal van de Vennootschap, elk met een nominaal bedrag van driehonderd euro (EUR 300), uitgegeven.
1.3	Met het van kracht worden van bovenstaande statutenwijziging, en ter volledige uitvoering van het besluit van de algemene vergadering van aandeelhouders van de Vennootschap van eenendertig januari tweeduizend vierentwintig, wordt het nominale bedrag van ieder gewoon aandeel verminderd van twee eurocent (EUR 0.02) naar één eurocent (EUR 0.01) en het nominaal bedrag van ieder aandeel met verhoogd stemrecht verminderd van vijftig eurocent (EUR 0.50) naar vijfentwintig eurocent (EUR 0.25), en wordt het verschil tussen de voorgaande nominale waarde en de nieuwe nominale waarde van die aandelen, zijnde een bedrag groot vierentwintigduizend achtennegentig euro en vijfentachtig cent (EUR 24.098,85), toegevoegd aan de reserves van de Vennootschap zulks overeenkomstig het bepaalde in artikel 2:100 lid 6 van het Burgerlijk Wetboek.
1.4	Derhalve bedraagt het totale geplaatste kapitaal van de Vennootschap met het van kracht worden van bovenstaande statutenwijziging driehonderdzesennegentigduizend zeshonderdachtennegentig euro en vijfentachtig cent (EUR 396.698,85), verdeeld in een miljoen vierhonderdnegenduizend achthonderdvijfentachtig (1.409.885) gewone aandelen, veertigduizend (40.000) aandelen met verhoogd stemrecht en eenduizend tweehonderdtweeënveertig (1.242) preferente aandelen.

SLOT

De comparant is mij, notaris, bekend.

Deze akte is verleden te Amsterdam op de datum aan het begin van deze akte vermeld.

De zakelijke inhoud van de akte is aan de comparant opgegeven en toegelicht. Iedere partij is gewezen op de gevolgen die uit de inhoud van de akte voortvloeien. De comparant heeft verklaard op volledige voorlezing van de akte geen prijs te stellen, tijdig van de inhoud van de akte te hebben kennis genomen en daarmee in te stemmen.

Onmiddellijk na beperkte voorlezing is deze akte ondertekend door de comparant en door mij, notaris.

SWI/PSU/11011960-1/13817366

In this translation an attempt has been made to be as literal as possible without jeopardizing the overall continuity.

Inevitably, differences may occur in translation, and if so the Dutch text will by law govern.

Amendment of the articles of association (revised) (Part B)(scenario i)(in the event that the 7 November 2024 Part B amendments have not yet been implemented)

Sono Group N.V.

Today, the [*] day of [*] two thousand and twenty-five, appeared before me, Alexander Joannes Wiggers, civil-law notary in Amsterdam, the Netherlands:

[to be included: details of DLA Piper the Netherlands employee].

The person appearing declared as follows:

A.	the articles of association of Sono Group N.V., a limited liability company (naamloze vennootschap) under the laws the Netherlands, having its corporate seat in Amsterdam, the Netherlands, and its registered office at Waldmeisterstrasse 93, 80935 Munich, Federal Republic of Germany and registered with the Trade Register under number 80683568 (Company), were lastly established by a deed of amendment executed on [the twenty-third day of December two thousand and twenty-four] before [J.M.P. Hermans], civil-law notary in Amsterdam, the Netherlands;
B.	at the proposal of the management board of the Company, in a general meeting of the Company held on [the seventh day of November two thousand and twenty-four, as well as] the thirteenth day of August two thousand and twenty-five, of which (a copy of) the minutes have been attached to this deed, it has been resolved to among others:
(i)	amend the articles of association of the Company as mentioned in this deed;
(ii)	authorize the management board of the Company to resolve upon and determine the new amount and composition of the Company's authorised capital (maatschappelijk kapitaal), as mentioned in this deed; and
(iii)	authorize the person appearing to execute deed; and
C.	the resolution the management board of the Company to determine the new amount and composition of the Company's authorised capital, as mentioned in this deed, and to authorize the person appearing to execute deed, have been adopted by written resolution of the management board of the Company on [*] two thousand and twenty-five. [A copy of] the said written resolution has been attached to this deed.

The person appearing, acting in said capacity, declared hereby to partially amend the articles of association of the Company, laying them down as follows:

Amendment A

In article 1.1 new definitions are inserted in alphabetical order, reading as follows:

"Conversion Shares	The high voting shares or the preferred shares to which pertains a request for conversion within the meaning of Article 7.
Requesting Shareholder	A shareholder who has requested an approval for transfer of Transfer Shares.
Transfer Shares	The high voting shares or the preferred shares to which pertains a request for approval for transfer within the meaning of Article 16.

Amendment B

Article 5 is amended and shall forthwith read as follows:

"SHARES – AUTHORISED CAPITAL AND DEPOSITORY RECEIPTS

Article 5

5.1	The Company's authorised share capital amounts to one million five hundred and eighty-two thousand six hundred and euro (EUR 1,582,600.00).
5.2	The authorised share capital is divided into:
a.	one hundred and twenty million (120,000,000) ordinary shares, each having a nominal value of one eurocent (EUR 0.01);
b.	forty thousand and (40,000) high voting shares, each having a nominal value of twenty-five eurocents (EUR 0.25); and
c.	one thousand two hundred and forty-two (1,242) preferred shares, each having a nominal value of three hundred euro (EUR 300).
5.3	Upon the conversion of one or more high voting shares or preferred shares into ordinary shares in accordance with Article 7, the authorised share capital set out in Article 5.2 shall decrease with the number of high voting shares or preferred shares respectively, so converted and shall increase with the number of ordinary shares into which such high voting shares or preferred shares are converted.
5.4	The Management Board may resolve that one or more shares are divided into such number of fractional shares as may be determined by the Management Board. Unless specified differently, the provisions of these articles of association concerning shares and shareholders apply mutatis mutandis to fractional shares and the holders thereof, respectively.
5.5	The Company may cooperate with the issue of depository receipts for shares in its capital."

Amendment C

Article 7 is amended and shall forthwith read as follows:

"SHARES – CONVERSION OF HIGH VOTING SHARES AND PREFERRED SHARES

Article 7

7.1	Each high voting share can be converted into twenty five (25) ordinary shares and each preferred share can be converted into thirty thousand (30,000) ordinary shares, subject to the provisions of this Article 7. Ordinary shares cannot be converted into high voting shares or preferred shares.
7.2	Each holder of one or more high voting shares or preferred shares may request the conversion of all or part of such high voting shares or preferred shares into ordinary shares in the ratio set out in Article 7.1 by means of a written request addressed to the Management Board. Such a request must be signed by the relevant shareholder (or an authorised representative of such shareholder) and must include:
a.	a specification of the number of high voting shares or preferred shares to which the request pertains (Conversion Shares);
b.	representations by the shareholder concerned that:
i.	the Conversion Shares are not encumbered with any usufruct, pledge or other encumbrance;
ii.	no depository receipts or other derivative financial instruments have been issued for the Conversion Shares; and
iii.	the shareholder concerned has full power to dispose over its assets and is authorised to perform the acts described in Article 7.3;
c.	an irrevocable undertaking in favour of the Company by the shareholder concerned:
i.	to take no action (and not to omit taking any action) which would render the representations referred to in paragraph b. above inaccurate or incomplete upon the performance of the acts described in Article 7.3; and
ii.	to indemnify the Company and hold the Company harmless against any financial losses or damages incurred by the Company and any expense reasonably paid or incurred by the Company in connection with any threatened, pending or completed suit, claim, action or legal proceedings of a civil, criminal, administrative or other nature, formal or informal, in which the Company becomes involved as a result of the conversion so requested, in each case to the extent permitted by applicable law and except to the extent that a competent court or arbitral tribunal has established, without having (or no longer having) the possibility for appeal, that such financial losses, damages, expenses, suit, claim, action or legal proceedings were incurred, arose or were initiated as a result of actions or omissions by the Company which are considered to constitute malice, gross negligence or intentional recklessness attributable to the Company; and
d.	an irrevocable and unconditional power of attorney granted by the relevant shareholder to the Company, with full power of substitution and governed by Dutch law, to perform the acts described in Article 7.3 on behalf of such shareholder.

7.3	Upon receipt of a request referred to in Article 7.2:
a.	the Management Board shall resolve to convert the number of Conversion Shares specified in the request into ordinary shares in the ratio set out in Article 7.1, effective immediately; and
b.	in respect of a conversion of Conversion Shares that are high voting shares, promptly following the conversion referred to in paragraph a. above, the shareholder who made such request shall transfer twenty-four out of every twenty-five ordinary shares into which its high voting shares were converted pursuant to the resolution referred to in paragraph a. above to the Company for no consideration and the Company shall accept such ordinary shares.
7.4	Neither the Management Board nor the Company is required to effect a conversion of Conversion Shares:
a.	if the request referred to in Article 7.2 does not comply with the specifications and requirements set out in Article 7.2 or if the Management Board reasonably believes that the information included in such request is incorrect or incomplete; or
b.	to the extent that the Company would not be permitted under mandatory Dutch law to acquire the relevant number of ordinary shares as described in Article 7.3 paragraph b. in connection with such conversion."

Amendment D

Article 9.1 is amended and shall forthwith read as follows:

"9.1	Upon an issue of ordinary shares, high voting shares or preferred shares, each shareholder shall have a pre-emption right in proportion to the aggregate nominal value of his ordinary shares, high voting shares or preferred shares respectively."

Amendment E

Article 15.3 is amended and shall forthwith read as follows:

"15.3	In deviation of Article 15.2:

a.	the holder of a usufruct or pledge on ordinary shares shall have the voting rights attached thereto if this was provided when the usufruct or pledge was created; and
b.	the holder of a usufruct or pledge on high voting shares or preferred shares shall have the voting rights attached thereto if this was provided when the usufruct or pledge was created and this was approved by the Management Board."

Amendment F

Article 16 is amended and shall forthwith read as follows:

"SHARES – TRANSFER RESTRICTIONS

Article 16

"16.1	A transfer of high voting shares or preferred shares shall require the prior approval of the Management Board. A shareholder wishing to transfer high voting shares and/or preferred shares (Requesting Shareholder) must first request the Management Board to grant an approval for the transfer of the relevant high voting shares and/or preferred shares (Transfer Shares). A transfer of ordinary shares is not subject to transfer restrictions under these articles of association.

16.2	A transfer of Transfer Shares must take place within three months after the approval of the Management Board has been granted or is deemed to have been granted pursuant to Article 16.3.
16.3	The approval of the Management Board shall be deemed to have been granted:
a.	if no resolution granting or denying the approval has been passed by the Management Board within three months after the Company has received the request for approval; or
b.	if the Management Board, when denying the approval, does not notify the Requesting Shareholder of the identity of one or more interested parties willing to purchase the relevant Transfer Shares.
16.4	If the Management Board denies the approval and notifies the Requesting Shareholder of the identity of one or more interested parties, the Requesting Shareholder shall notify the Management Board within two weeks after having received such notice whether:
a.	he withdraws his request for approval, in which case the Requesting Shareholder cannot transfer the relevant Transfer Shares; or
b.	he accepts the interested party(ies), in which case the Requesting Shareholder shall promptly enter into negotiations with the interested party(ies) regarding the price to be paid for the relevant Transfer Shares.

If the Requesting Shareholder does not notify the Management Board of his choice in a timely fashion, he shall be deemed to have withdrawn his request for approval, in which case he cannot transfer the relevant Transfer Shares.

16.5	If an agreement is reached in the negotiations referred to in Article 16.4 paragraph b. within two weeks after the end of the period referred to in Article 16.4, the relevant Transfer Shares shall be transferred for the agreed price within three months after such agreement having been reached. If no agreement is reached in these negotiations in a timely fashion:
a.	the Requesting Shareholder shall promptly notify the Management Board thereof; and
b.	the price to be paid for the relevant Transfer Shares shall be equal to the value thereof, as determined by one or more independent experts to be appointed by the Requesting Shareholder and the interested party(ies) by mutual agreement.
16.6	If no agreement is reached on the appointment of the independent expert(s) as referred to in Article 16.5 paragraph b. within two weeks after the end of the period referred to in Article 16.5:
a.	the Requesting Shareholder shall promptly notify the Management Board thereof; and
b.	the Requesting Shareholder shall promptly request the president of the district court in whose district the Company has its corporate seat to appoint three independent experts to determine the value of the relevant Transfer Shares.

16.7	If and when the value of the relevant Transfer Shares has been determined by the independent expert(s), irrespective of whether he/they was/were appointed by mutual agreement or by the president of the relevant district court, the Requesting Shareholder shall promptly notify the Management Board of the value so determined. The Management Board shall then promptly inform the interested party(ies) of such value, following which the/each interested party may withdraw from the sale procedure by giving notice thereof to the Management Board within two weeks.
16.8	If any interested party withdraws from the sale procedure in accordance with Article 16.7, the Management Board:
a.	shall promptly inform the Requesting Shareholder and the other interested party(ies), if any, thereof; and
b.	shall give the opportunity to the/each other interested party, if any, to declare to the Management Board and the Requesting Shareholder, within two weeks, his willingness to acquire the Transfer Shares having become available as a result of the withdrawal, for the price determined by the independent expert(s) (with the Management Board being entitled to determine the allocation of such Transfer Shares among any such willing interested party(ies) at its absolute discretion).
16.9	If it becomes apparent to the Management Board that all relevant Transfer Shares can be transferred to one or more interested parties for the price determined by the independent expert(s), the Management Board shall promptly notify the Requesting Shareholder and such interested party(ies) thereof. Within three months after sending such notice the relevant Transfer Shares shall be transferred.
16.10	If it becomes apparent to the Management Board that not all relevant Transfer Shares can be transferred to one or more interested parties for the price determined by the independent expert(s):
a.	the Management Board shall promptly notify the Requesting Shareholder thereof; and
b.	the Requesting Shareholder shall be free to transfer all relevant Transfer Shares, provided that the transfer takes place within three months after having received the notice referred to in paragraph a.
16.11	The Company may only be an interested party under this Article 16 with the consent of the Requesting Shareholder.
16.12	All notices given pursuant to this Article 16 shall be provided in writing.
16.13	The preceding provisions of this Article 16 do not apply:
a.	to the extent that a holder of high voting shares and/or preferred shares is under a statutory obligation to transfer such shares to a previous holder thereof;
b.	if it concerns a transfer in connection with an enforcement of a pledge pursuant to Section 3:248 DCC in conjunction with Section 3:250 or 3:251 DCC; or
c.	if it concerns a transfer to the Company, except in the case that the Company acts as an interested party pursuant to Article 16.11.

16.14	This Article 16 applies mutatis mutandis in case of a transfer of rights to subscribe for high voting shares or preferred shares."

Amendment G

Article 32.1 is amended and shall forthwith read as follows:

"32.1	Each ordinary share shall give the right to cast one (1) vote at the General Meeting, each high voting share shall give the right to cast twenty-five (25) votes at the General Meeting and each preferred share shall give the right to cast thirty thousand (30,000) votes at the General Meeting, subject to the other provisions in this Article 32."

Amendment H

Article 33.1e is amended and shall forthwith read as follows:

"e.	the making of a distribution on the ordinary shares, the high voting shares and the preferred shares from the Company's profits or reserves;"

Amendment I

Article 34.3 is amended and shall forthwith read as follows:

"34.3	For Class Meetings of high voting shares or preferred shares, the following shall apply:

a.	Articles 29.3, 29.9, 30.3, 32.1, 32.2 through 32.10 apply mutatis mutandis;
b.	a Class Meeting must be convened no later than on the eighth day prior to that of the meeting;
c.	a Class Meeting shall appoint its own chairperson; and
d.	where the rules laid down by these articles of association in relation to the convening, location of or drawing up of the agenda for a Class Meeting have not been complied with, legally valid resolutions may still be passed by that Class Meeting by a unanimous vote at a meeting at which all shares of the relevant class are represented."

Amendment J

Article 37.3 is amended and shall forthwith read as follows:

"37.3	Distributions shall be made in proportion to the aggregate number of shares held, with (i) the ordinary shares, the high voting shares and the preferred shares being considered to be shares of the same class, and (ii) one (1) preferred shares being counted as thirty thousand (30,000) shares for the purpose of calculating a distribution."

Amendment K

Article 38.1 is amended and shall forthwith read as follows:

"38.1	All reserves maintained by the Company shall be attached exclusively to the ordinary shares, the high voting shares and the preferred shares, with those classes of shares being considered to be shares of the same class in respect of distributions from the reserves and entitlements to such distributions."

Amendment L

Article 39.1 is amended and shall forthwith read as follows:

"39.1	Subject to Article 37.1, the profits shown in the Company's annual accounts in respect of a financial year shall be appropriated as follows, and in the following order of priority:

a.	the Management Board shall determine which part of the profits shall be added to the Company's reserves; and
b.	subject to Article 33, the remaining profits shall be at the disposal of the General Meeting for distribution on the ordinary shares, the high voting shares and the preferred shares."

Amendment M

Article 40.3 is amended and shall forthwith read as follows:

"40.3	To the extent that any assets remain after payment of all of the Company's debts, those assets shall be distributed as follows, and in the following order of priority:

a.	from the remaining assets shall be distributed to the holders of preferred shares an amount equal to the amount contributed (and not yet repaid) on the relevant preferred shares held by such shareholders; and
b.	any remaining assets thereafter, shall be distributed to the holders of ordinary shares, high voting shares and preferred shares (with Article 37.3 applying to such distribution mutatis mutandis)."

Amendment N

The transitional provisions of Artiles 42.1 and 42.3 are removed and at the same time, article 42.2 (old) is renumbered Article 42 (new), amended and shall read as follows:

"TRANSITIONAL PROVISION

Article 42

Only to the extent that regulations of the NASDAQ Stock Market or any other regulated stock exchange operating in the United States of America, are not applicable to the Company or do no restrict to do so, the Management Board shall be authorised (but shall not be obliged) and subject to the prior approval of the Supervisory Board to pass a resolution to invoke the transitional provision of this Article 42, pursuant to which and with effect from the time that that such resolution is adopted, the current Article 32.3 shall lapse and a new Article 32.3 shall read as follows:

"Unless a greater majority and/or a quorum is required by these articles of association or mandatorily by law, all resolutions of the General Meeting shall be passed by a Simple Majority.""

CHANGES TO THE CAPITAL

1.1	Immediately prior to the foregoing amendment of the articles of association taking effect, the issued capital of the Company amounted to forty-eight thousand one hundred and ninety-seven euro and seventy eurocent (EUR 48,197.70), divided into one million four hundred and nine thousand eight hundred and eighty-five (1,409,885) ordinary shares, each with a nominal value of two eurocent (EUR 0.02), and forty thousand (40,000) high voting shares, each with a nominal value of fifty eurocent (EUR 0.50).
1.2	In addition, in the aggregate one thousand two hundred and forty-two (1,242) new preferred shares in the capital of the Company, each with a nominal value of three hundred euro (EUR 300), were issued, subject to the condition precedent of the foregoing amendment of the articles of association taking effect.
1.3	Upon the foregoing amendment of the articles of association taking effect, and to fully implement the resolution of the general meeting of shareholders of the Company of the thirty-first day of January two thousand and twenty-four, the nominal value of each ordinary share is reduced from two eurocent (EUR 0.02) to one eurocent (EUR 0.01) and the nominal value of each high voting share is reduced from fifty eurocent (EUR 0.50) to twenty-five eurocent (EUR 0.25), and the difference between the previous nominal value and the new nominal value, such difference being an aggregate amount of twenty-four thousand and ninety-eight euro and eighty-five eurocent (EUR 24,098.85), is added to the reserves of the Company, such within the meaning of section 2:100, paragraph 6, of the Dutch Civil Code.
1.4	Therefore, upon the foregoing amendment of the articles of association taking effect, the aggregate amount of the issued capital of the Company is three hundred and ninety-six thousand six hundred and ninety-eight euro and eighty-five eurocent (EUR 396,698.85), divided into one million four hundred and nine thousand eight hundred and eighty-five (1,409,885) ordinary shares, forty thousand (40,000) high voting shares and one thousand two hundred and forty-two (1,242) preferred shares.

END

The person appearing is known to me, civil-law notary.

This deed was executed in Amsterdam, the Netherlands, on the date stated at the beginning of this deed.

The summarised contents of this deed were stated and explained to the person appearing. All parties were informed of the consequences of the contents of this deed. The person appearing declared to dispense with a full reading of the deed, to have taken due note of the content of the deed well before its execution and to agree with its content.
Immediately following the limited reading, this deed was signed by the person appearing and by me, civil-law notary.

SWI/PSU/11011960-1/15196746

Statutenwijziging (aangepast)(Deel B)(scenario ii)

(In het geval dat de 7 november 2024 Deel B wijzigingen reeds zijn geïmplementeerd]

Sono Group N.V.

Heden, [*] tweeduizend vijfentwintig, verscheen voor mij, mr. Alexander Joannes Wiggers, notaris te Amsterdam:

[in te voegen: gegevens van medewerker van DLA Piper Nederland].

De comparant verklaarde het volgende:

A.	de statuten van Sono Group N.V., een naamloze vennootschap, statutair gevestigd te Amsterdam, Nederland, kantoorhoudende te Waldmeisterstrasse 93, 80935 München, Bondsrepubliek Duitsland, ingeschreven in het Handelsregister onder nummer 80683568 (Vennootschap), werden laatstelijk vastgesteld bij akte van statutenwijziging op [*] tweeduizend vijfentwintig verleden voor mr. [*], notaris te Amsterdam, Nederland; en
B.	in een algemene vergadering van de Vennootschap gehouden op [zowel] [zeven november tweeduizend vierentwintig, als] dertien augustus tweeduizend vijfentwintig, waarvan de notulen (in kopie) aan deze akte zijn gehecht, is op voorstel van het bestuur van de Vennootschap onder andere besloten:
(i)	de statuten van de Vennootschap te wijzigen;
(ii)	het bestuur van de Vennootschap te machtigen om te besluiten tot vaststelling van het nieuwe bedrag en de nieuwe samenstelling van het maatschappelijk kapitaal van de Vennootschap, zoals vermeld in deze akte; en
(iii)	de comparant te machtigen deze akte te tekenen; en
C.	het besluit van het bestuur van de Vennootschap tot vaststelling van het nieuwe bedrag en de nieuwe samenstelling van het maatschappelijk kapitaal van de Vennootschap, zoals vermeld in deze akte, en de comparant te machtigen deze akte te tekenen, zijn genomen bij schriftelijk besluit van het bestuur van de Vennootschap gedateerd [*] tweeduizend vijfentwintig. Een kopie van voormeld schriftelijk besluit is aan deze akte is gehecht.

De comparant, handelend als gemeld, verklaarde hierbij de statuten van de Vennootschap partieel te wijzigen als volgt:

Wijziging A

In artikel 1.1. vervallen de definities van "Beperkte Aandeelhouder" en "Stembeperking".

Wijziging B

Artikelen 5.1 en 5.2 worden gewijzigd en luiden voortaan als volgt:

"Artikel 5

5.1	Het maatschappelijk kapitaal van de Vennootschap bedraagt een miljoen vijfhonderdtweeëntachtigduizend zeshonderd euro (EUR 1.582.600,00).
5.2	Het maatschappelijk kapitaal is verdeeld in:
a.	eenhonderdtwintig miljoen (120.000.000) gewone aandelen, elk met een nominaal bedrag van één eurocent (EUR 0,01);
b.	veertigduizend (40.000) aandelen met verhoogd stemrecht, elk met een nominaal bedrag van vijfentwintig eurocent (EUR 0,25); en
c.	eenduizend tweehonderdtweeënveertig (1.242) preferente aandelen, elk met een nominaal bedrag van driehonderd euro (EUR 300)."

Wijziging C

Artikel 16.14 vervalt.

Tegelijkertijd wordt artikel 16.15 (oud) vernummerd tot artikel16.14 (nieuw).

Wijziging D

Artikel 20.j wordt gewijzigd en luidt als volgt:

"j.   het doen van een tussentijdse uitkering; en"

Wijziging E

Artikel 20.9 k vervalt.

Tegelijkertijd wordt Artikel 20.9l (oud) vernummerd tot Artikel 20.9k (nieuw).

Wijziging F

Artikelen 32.1 wordt gewijzigd en luidt voortaan als volgt:

"32.1	Ieder gewoon aandeel geeft het recht om één (1) stem op de Algemene Vergadering uit te brengen, ieder aandeel met verhoogd stemrecht geeft het recht om vijfentwintig (25) stemmen op de Algemene Vergadering uit te brengen en ieder preferente aandeel geeft het recht om dertigduizend (30.000) stemmen op de Algemene Vergadering uit te brengen, met inachtneming van de overige bepalingen van dit Artikel 32."

Wijziging G

Artikel 40.3 wordt gewijzigd en luidt voortaan als volgt:

"40.3	Voor zover enig vermogen resteert na de betaling van alle schulden van de Vennootschap, wordt dat vermogen als volgt en in de onderstaande volgorde uitgekeerd:

a.	uit hetgeen van het vermogen resteert, wordt uitgekeerd aan de houders van preferente aandelen een bedrag gelijk aan het bedrag dat is gestort (en nog niet is terugbetaald) op de betreffende preferente aandelen die door een dergelijke aandeelhouder worden gehouden; en
b.	hetgeen daarna van het vermogen resteert, wordt uitgekeerd aan de houders van gewone aandelen, de aandelen met verhoogd stemrecht en de preferente aandelen (waarbij Artikel 37.3 van overeenkomstige toepassing is op die uitkering)."

Wijziging H

De overgangsbepalingen van Artikelen 42.1 en 42.3 vervallen en tegelijkertijd wordt Artikel 42.2 (oud) hernummerd tot Artikel 42 (nieuw) en gewijzigd als volgt:

"OVERGANGSBEPALING

Artikel 42

Slechts voor zover de regelgeving van de NASDAQ Stock Market of een andere gereglementeerde effectenbeurs die in de Verenigde Staten van Amerika wordt geëxploiteerd, niet van toepassing is op de Vennootschap of dit toelaat, is het Bestuur bevoegd (maar niet verplicht) om, mits goedgekeurd door de Raad van Commissarissen, te besluiten tot het inroepen van de overgangsbepaling van dit Artikel 42 waardoor, met inwerkingtreding per het tijdstip dat een dergelijk besluit is genomen, het huidige Artikel 32.2 vervalt en een nieuw Artikel 32.3 als volgt komt te luiden:

"Tenzij een grotere meerderheid is voorgeschreven en/of een quorum is voorgeschreven door deze statuten of dwingendrechtelijk door de wet, worden alle besluiten van de Algemene Vergadering genomen met een Volstrekte Meerderheid.""

WIJZIGING KAPITAAL

1.1	Onmiddellijk voorafgaande aan het van kracht worden van bovenstaande statutenwijziging bedroeg het geplaatste kapitaal van de Vennootschap achtenveertigduizend eenhonderdzevenennegentig euro en zeventig eurocent (EUR 48.197,70), verdeeld in een miljoen vierhonderdnegenduizend achthonderdvijfentachtig (1.409.885) gewone aandelen, elk met een nominaal bedrag van twee eurocent (EUR 0.02) en veertigduizend (40.000) aandelen met verhoogd stemrecht, elk met een nominaal bedrag van vijftig eurocent (EUR 0.50).
1.2	Onder de opschortende voorwaarde van het van kracht worden van bovenstaande statutenwijziging zijn, bij akte op [*] tweeduizend vijfentwintig, in totaal eenduizend tweehonderdtweeënveertig (1.242) nieuwe preferente aandelen in het kapitaal van de Vennootschap, elk met een nominaal bedrag van driehonderd euro (EUR 300), uitgegeven.
1.3	Met het van kracht worden van bovenstaande statutenwijziging, en ter volledige uitvoering van het besluit van de algemene vergadering van aandeelhouders van de Vennootschap van eenendertig januari tweeduizend vierentwintig, wordt het nominale bedrag van ieder gewoon aandeel verminderd van twee eurocent (EUR 0.02) naar één eurocent (EUR 0.01) en het nominaal bedrag van ieder aandeel met verhoogd stemrecht verminderd van vijftig eurocent (EUR 0.50) naar vijfentwintig eurocent (EUR 0.25), en wordt het verschil tussen de voorgaande nominale waarde en de nieuwe nominale waarde van die aandelen, zijnde een bedrag groot vierentwintigduizend achtennegentig euro en vijfentachtig cent (EUR 24.098,85), toegevoegd aan de reserves van de Vennootschap zulks overeenkomstig het bepaalde in artikel 2:100 lid 6 van het Burgerlijk Wetboek.
1.4	Derhalve bedraagt het totale geplaatste kapitaal van de Vennootschap met het van kracht worden van bovenstaande statutenwijziging driehonderdzesennegentigduizend zeshonderdachtennegentig euro en vijfentachtig cent (EUR 396.698,85), verdeeld in een miljoen vierhonderdnegenduizend achthonderdvijfentachtig (1.409.885) gewone aandelen, veertigduizend (40.000) aandelen met verhoogd stemrecht en eenduizend tweehonderdtweeënveertig (1.242) preferente aandelen.

SLOT

De comparant is mij, notaris, bekend.

Deze akte is verleden te Amsterdam op de datum aan het begin van deze akte vermeld.

De zakelijke inhoud van de akte is aan de comparant opgegeven en toegelicht. Iedere partij is gewezen op de gevolgen die uit de inhoud van de akte voortvloeien. De comparant heeft verklaard op volledige voorlezing van de akte geen prijs te stellen, tijdig van de inhoud van de akte te hebben kennis genomen en daarmee in te stemmen.

Onmiddellijk na beperkte voorlezing is deze akte ondertekend door de comparant en door mij, notaris.

SWI/PSU/11011960-1/15196757

In this translation an attempt has been made to be as literal as possible without jeopardizing the overall continuity.

Inevitably, differences may occur in translation, and if so the Dutch text will by law govern.

Amendment of the articles of association (revised) (Part B)(scenario ii)(in the event that the 7 November 2024 Part B amendments have already been implemented)

Sono Group N.V.

Today, the [*] day of [*] two thousand and twenty-five, appeared before me, Alexander Joannes Wiggers, civil-law notary in Amsterdam, the Netherlands:

[to be included: details of DLA Piper the Netherlands employee].

The person appearing declared as follows:

A.	the articles of association of Sono Group N.V., a limited liability company (naamloze vennootschap) under the laws the Netherlands, having its corporate seat in Amsterdam, the Netherlands, and its registered office at Waldmeisterstrasse 93, 80935 Munich, Federal Republic of Germany and registered with the Trade Register under number 80683568 (Company), were lastly established by a deed of amendment executed on [*] two thousand and twenty-five before [*], civil-law notary in Amsterdam, the Netherlands;
B.	at the proposal of the management board of the Company, in a general meeting of the Company held on [the seventh day of November two thousand and twenty-four, as well as] the thirteenth day of August two thousand and twenty-five, of which (a copy of) the minutes have been attached to this deed, it has been resolved to among others:
(i)	amend the articles of association of the Company as mentioned in this deed;
(ii)	authorize the management board of the Company to resolve upon and determine the new amount and composition of the Company's authorised capital (maatschappelijk kapitaal), as mentioned in this deed; and
(iii)	authorize the person appearing to execute deed; and
C.	the resolution the management board of the Company to determine the new amount and composition of the Company's authorised capital, as mentioned in this deed, and to authorize the person appearing to execute deed, have been adopted by written resolution of the management board of the Company on [*] two thousand and twenty-five. [A copy of] the said written resolution has been attached to this deed.

The person appearing, acting in said capacity, declared hereby to partially amend the articles of association of the Company, laying them down as follows:

Amendment A

In article 1.1 the definitions of "Restricted Shareholder" and "Voting Blocker" are removed.

Amendment B

Articles 5.1 and 5.2 are amended and shall forthwith read as follows:

"Article 5

5.1	The Company's authorised share capital amounts to one million five hundred and eighty-two thousand six hundred and euro (EUR 1,582,600.00).
5.2	The authorised share capital is divided into:
a.	one hundred and twenty million (120,000,000) ordinary shares, each having a nominal value of one eurocent (EUR 0.01);
b.	forty thousand and (40,000) high voting shares, each having a nominal value of twenty-five eurocents (EUR 0.25); and
c.	one thousand two hundred and forty-two (1,242) preferred shares, each having a nominal value of three hundred euro (EUR 300)."

Amendment C

Article 16.14 is removed.

At the same time, Article 16.15 (old) is renumbered Article 16.14 (new).

Amendment D

Article 20.9j is amended and shall forthwith read as follows:

"j.    the making of an interim distribution; and"

Amendment E

Article 20.9k is removed.

At the same time, Article 20.9l (old) is renumbered Article 20.9k (new).

Amendment F

Article 32.1 is amended and shall forthwith read as follows:

"32.1	Each ordinary share shall give the right to cast one (1) vote at the General Meeting, each high voting share shall give the right to cast twenty-five (25) votes at the General Meeting and each preferred share shall give the right to cast thirty thousand (30,000) votes at the General Meeting, subject to the other provisions in this Article 32."

Amendment G

Article 40.3 is amended and shall forthwith read as follows:

"40.3	To the extent that any assets remain after payment of all of the Company's debts, those assets shall be distributed as follows, and in the following order of priority:

a.	from the remaining assets shall be distributed to the holders of preferred shares an amount equal to the amount contributed (and not yet repaid) on the relevant preferred shares held by such shareholders; and
b.	any remaining assets thereafter, shall be distributed to the holders of ordinary shares, high voting shares and preferred shares (with Article 37.3 applying to such distribution mutatis mutandis)."

Amendment H

The transitional provisions of Artiles 42.1 and 42.3 are removed and at the same time, article 42.2 (old) is renumbered Article 42 (new), amended and shall read as follows:

"TRANSITIONAL PROVISION

Article 42

Only to the extent that regulations of the NASDAQ Stock Market or any other regulated stock exchange operating in the United States of America, are not applicable to the Company or do no restrict to do so, the Management Board shall be authorised (but shall not be obliged) and subject to the prior approval of the Supervisory Board to pass a resolution to invoke the transitional provision of this Article 42, pursuant to which and with effect from the time that that such resolution is adopted, the current Article 32.3 shall lapse and a new Article 32.3 shall read as follows:

"Unless a greater majority and/or a quorum is required by these articles of association or mandatorily by law, all resolutions of the General Meeting shall be passed by a Simple Majority.""

CHANGES TO THE CAPITAL

1.1	Immediately prior to the foregoing amendment of the articles of association taking effect, the issued capital of the Company amounted to forty-eight thousand one hundred and ninety-seven euro and seventy eurocent (EUR 48,197.70), divided into one million four hundred and nine thousand eight hundred and eighty-five (1,409,885) ordinary shares, each with a nominal value of two eurocent (EUR 0.02), and forty thousand (40,000) high voting shares, each with a nominal value of fifty eurocent (EUR 0.50).
1.2	In addition, in the aggregate one thousand two hundred and forty-two (1,242) new preferred shares in the capital of the Company, each with a nominal value of three hundred euro (EUR 300), were issued, subject to the condition precedent of the foregoing amendment of the articles of association taking effect.
1.3	Upon the foregoing amendment of the articles of association taking effect, and to fully implement the resolution of the general meeting of shareholders of the Company of the thirty-first day of January two thousand and twenty-four, the nominal value of each ordinary share is reduced from two eurocent (EUR 0.02) to one eurocent (EUR 0.01) and the nominal value of each high voting share is reduced from fifty eurocent (EUR 0.50) to twenty-five eurocent (EUR 0.25), and the difference between the previous nominal value and the new nominal value, such difference being an aggregate amount of twenty-four thousand and ninety-eight euro and eighty-five eurocent (EUR 24,098.85), is added to the reserves of the Company, such within the meaning of section 2:100, paragraph 6, of the Dutch Civil Code.
1.4	Therefore, upon the foregoing amendment of the articles of association taking effect, the aggregate amount of the issued capital of the Company is three hundred and ninety-six thousand six hundred and ninety-eight euro and eighty-five eurocent (EUR 396,698.85), divided into one million four hundred and nine thousand eight hundred and eighty-five (1,409,885) ordinary shares, forty thousand (40,000) high voting shares and one thousand two hundred and forty-two (1,242) preferred shares.

END

The person appearing is known to me, civil-law notary.

This deed was executed in Amsterdam, the Netherlands, on the date stated at the beginning of this deed.

The summarised contents of this deed were stated and explained to the person appearing. All parties were informed of the consequences of the contents of this deed. The person appearing declared to dispense with a full reading of the deed, to have taken due note of the content of the deed well before its execution and to agree with its content.
Immediately following the limited reading, this deed was signed by the person appearing and by me, civil-law notary.